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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TYCO INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock of Allied Holdings US, Inc.
	(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$316,500,000 (aggregate book value of the Company's Electrical and Metal Products business as of June 25, 2010)
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $22,567
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Tyco International Ltd. Freier Platz 10 CH-8200 Schaffhausen, Switzerland
Tele: +41 52 633 02 44 Fax: +41 52 633 02 99

[    •    ], [    •    ]

Dear Shareholder:

        On behalf of Tyco's Board of Directors, we are pleased to deliver to you our proxy statement concerning the separation of our Electrical and Metal Products business, to be effected by means of a pro rata distribution of 100% of the outstanding shares of common stock of Allied Holdings US, Inc., or Allied Holdco, to Tyco shareholders. We believe the spin-off will create value for Tyco shareholders through direct share ownership in an independent Allied Holdco while allowing Tyco shareholders to maintain ownership in a more focused Tyco.

        Subject to shareholder approval as described in the accompanying proxy statement and satisfaction or waiver of other conditions described in the proxy statement, in connection with the separation:

  •
  Tyco will distribute 100% of the outstanding shares of Allied Holdco common stock to its shareholders on a pro rata basis in the form of a special dividend, with each Tyco common share outstanding as of the record date for the special dividend (which will be determined shortly following the approval of such special dividend) entitling its holder to receive [    •    ] shares of Allied Holdco common stock;

  •
  Allied Holdco will cease to be a wholly owned subsidiary of Tyco and will become an independent, publicly-traded company operating the Electrical and Metal Products business currently operated by Tyco, with its own board of directors and management team;

  •
  We expect shares of Allied Holdco common stock to commence trading on the New York Stock Exchange under the symbol "[    •    ]", and Tyco common shares will continue to trade on the New York Stock Exchange under the symbol "TYC";

  •
  Tyco's corporate existence will be unaffected by the separation, except that Tyco will no longer operate the Electrical and Metal Products business currently operated by it; and

  •
  Tyco and Allied Holdco will enter into a Separation and Distribution Agreement and other related agreements to govern the relationship between Tyco and Allied Holdco subsequent to the completion of the separation and the allocation between Tyco and Allied Holdco of Tyco's assets, liabilities and obligations attributable to periods prior to the separation.

        Our Board of Directors has unanimously approved the separation after careful deliberation.    We will hold a special general meeting of shareholders at [    •    ], Central European Time, at [    •    ], on [    •    ], [    •    ] to obtain the approval of Tyco shareholders of (1) the parent company financial statements of Tyco International Ltd.

(which do not consolidate the results of operations of Tyco's subsidiaries) and Tyco's consolidated financial statements for the year ended September 24, 2010, and (2) each of the following: (a) the allocation of our fiscal year 2010 results and (b) subject to prior satisfaction of the conditions described in the accompanying proxy statement, the pro rata distribution to Tyco shareholders of 100% of the outstanding shares of Allied Holdco, to be made in the form of a special dividend out of "contributed surplus", as further described in the accompanying proxy statement.

        We encourage you to carefully review this proxy statement, including the annexes hereto, which contain important information concerning Tyco, Allied Holdco, the proposed separation and the proposals to be voted upon by shareholders at the special general meeting. In addition, the section entitled "Risk Factors" beginning on page 35 contains a description of risks that you should consider in evaluating the proposals relating to the separation.

        Our Board of Directors unanimously recommends that you vote "FOR" each of the proposals described in this proxy statement. We cannot complete the proposed separation of the Electrical and Metal Products business unless we obtain the approval of Tyco shareholders of (1) the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations of Tyco's subsidiaries) and Tyco's consolidated financial statements for the year ended September 24, 2010, and (2) the allocation of our fiscal year 2010 results and the pro rata distribution to Tyco shareholders of 100% of the outstanding shares of Allied Holdco, to be made in the form of a special dividend out of "contributed surplus" (which will be subject to the prior satisfaction of certain conditions, as described in the accompanying proxy statement). Accordingly, a vote against these proposals will have the same effect as a vote against the separation.

        Your vote is very important.    Whether or not you plan to attend the special general meeting, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card or by completing, dating and returning your proxy card in the enclosed envelope. Returning the proxy card or otherwise submitting your proxy does not deprive you of your right to attend the special general meeting and vote in person.

        We are very excited about this transaction and believe it will promote Tyco's long-term strategy and growth. Thank you for your support.

Sincerely,
[ • ]
Edward D. Breen Chairman and Chief Executive Officer

        Neither the U.S. Securities and Exchange Commission nor any U.S. state securities commission has approved or disapproved the proposed transactions, including the distribution of Allied Holdco common stock in connection with the special dividend or any other transaction described in the accompanying proxy statement, or passed upon the adequacy or accuracy of the accompanying proxy statement. Any representation to the contrary is a criminal offense.

        This proxy statement is dated [    •    ], [    •    ] and is first being mailed to Tyco shareholders on or about [    •    ], [    •    ].

 REFERENCE TO ADDITIONAL INFORMATION

        This proxy statement incorporates by reference important business and financial information about Tyco from documents that are not included in or delivered with this proxy statement. You may obtain documents that are incorporated by reference in this proxy statement without charge by requesting them in writing or by telephone from Tyco at:

Tyco International Ltd.
Freier Platz 10
CH-8200 Schaffhausen, Switzerland
Attn: Investor Relations
Tel: +41 52 633 02 44

        Please note that copies of the documents provided to you will not include exhibits, unless the exhibits are specifically incorporated by reference in the documents or this proxy statement.

        In order to receive timely delivery of requested documents in advance of the special meeting, you should make your request by no later than [    •    ],[    •    ]. For a more detailed description of the information incorporated in this proxy statement by reference and how you may obtain it, see "Where You Can Find More Information" beginning on page 85.

 TYCO INTERNATIONAL LTD.

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON [    •    ], [    •    ]

        NOTICE IS HEREBY GIVEN that a Special General Meeting of Shareholders of Tyco International Ltd. will be held on [    •    ] at [    •    ], Central European Time, at [    •    ], [    •    ], [    •    ] for the following purposes:

  1.
  To approve the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations of Tyco's subsidiaries) and Tyco's consolidated financial statements for the year ended September 24, 2010; and

  2.
  To approve the following:

  (a)
  the allocation of the fiscal year 2010 results; and

  (b)
  subject to the satisfaction or waiver prior to September 30, 2011 of the conditions set forth below, the distribution to Tyco shareholders, based on a distribution ratio of one share of Allied Holdco common stock for every [    •    ] Tyco common shares outstanding as of the record date for the special dividend (which record date is expected to be established by Tyco's Board of Directors shortly following the Special General Meeting), of 100% of the outstanding shares of Allied Holdco common stock, to be made in the form of a special dividend out of Tyco's "contributed surplus" equity position in its statutory accounts. The deduction to Tyco's contributed surplus shall be determined by multiplying the number of Allied Holdco shares distributed in the special dividend by the "when-issued" trading price of Allied Holdco common stock on the last trading day prior to payment of the special dividend, subject to an aggregate cap of CHF [    •    ]. Payment of the special dividend shall be subject to the satisfaction prior to September 30, 2011 of the following conditions:

    •
    the U.S. Securities and Exchange Commission, or "SEC", shall have declared effective Allied Holdco's Registration Statement on Form 10, including the information statement contained therein, under the Securities Exchange Act of 1934, as amended, or "Exchange Act", and no stop order suspending the effectiveness of the Registration Statement shall be in effect;

    •
    Allied Holdco's common stock shall have been accepted for listing on the New York Stock Exchange, subject to official notice of issuance;

    •
    Tyco shall have received a private letter ruling from the Internal Revenue Service substantially to the effect that, for U.S. federal income tax purposes, except for cash received in lieu of fractional shares of Allied Holdco common stock, (i) the Separation will qualify as tax-free under Section 355 of the Internal Revenue Code of 1986, as amended, or the "Code" and (ii) certain internal transactions undertaken in anticipation of the Separation will qualify for favorable treatment under the Code; and such conclusions (and the assumptions upon which such conclusions are based) shall still be valid and in effect as of immediately prior to the distribution of Allied Holdco common stock;

    •
    Tyco shall have received a ruling from the Swiss Federal Tax Administration regarding the Swiss withholding tax consequences of the distribution of shares of Allied Holdco common stock to Tyco shareholders substantially to the effect that such distribution, including cash received in lieu of fractional shares of Allied Holdco common stock, is not subject to Swiss withholding tax and such qualification is still applicable at the time of the distribution;

    •
    all permits, registrations and consents required under the securities or blue sky laws in connection with the distribution and all other material governmental approvals and other consents necessary to consummate the distribution shall have been received; and

        •
        no order, injunction or decree issued by any governmental authority of competent jurisdiction or other legal restraint or prohibition preventing consummation of the distribution shall be in effect, and no other event outside the control of Tyco shall have occurred or failed to occur that prevents the consummation of the distribution.

      No fractional shares of Allied Holdco will be distributed in the special dividend. Instead, a distribution agent will aggregate all fractional shares into whole shares and sell the whole shares in the open market at prevailing market prices. The distribution agent will then distribute the aggregate cash proceeds of the sales, net of brokerage fees and similar costs, pro rata to each Tyco shareholder who would otherwise have been entitled to receive a fractional share in the special dividend.

      Approval of the special dividend shall not limit the ability of shareholders to approve one or more additional dividends at subsequent shareholder meetings, including approval of an ordinary dividend at the annual general meeting of shareholders.

        This Notice of Special General Meeting and Proxy Statement (including the Annexes hereto) and the enclosed proxy card are first being mailed on or about [    •    ], [    •    ] to each holder of record of Tyco common shares at the close of business on [    •    ], [    •    ]. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card to ensure that your shares are represented at the meeting. Tyco shareholders of record who attend the meeting may vote their common shares personally, even though they have sent in proxies.

                        By Order of the Board of Directors,

                        [    •    ]

                        Judith A. Reinsdorf
                        Executive Vice President and General Counsel

[    •    ], 20[    •    ]

LIST OF ANNEXES

Annex A	Preliminary Information Statement of Allied Holdings US, Inc. as filed with the Securities and Exchange Commission on [ • ].
Annex B	Opinion of Duff & Phelps
Annex C	Consolidated Financial Statements of Tyco International Ltd. for the Fiscal Year Ended September 24, 2010
Annex D	Parent Company Financial Statements of Tyco International Ltd. for the Fiscal Year Ended September 24, 2010

 QUESTIONS AND ANSWERS ABOUT THE SEPARATION AND
THE SPECIAL GENERAL MEETING

ABOUT THE SEPARATION

Q:    Why am I receiving this document?

A:
Tyco's Board of Directors has determined that it is in the best interests of Tyco and its shareholders to pursue separating its Electrical and Metal Products business into a separate, independently traded company, which it intends to accomplish through a pro-rata distribution of 100% of the outstanding common stock of Allied Holdings US, Inc., or "Allied Holdco", a newly-incorporated wholly-owned subsidiary of Tyco formed to hold the Electrical and Metal Products business, to Tyco's shareholders, to be made in the form of a special dividend out of Tyco's contributed surplus. We refer to the distribution and the resulting separation as the "Separation" throughout this proxy statement.

  Under Swiss company law, in order for Tyco to effect this special dividend and the corresponding separation, approval of the special dividend (and certain additional matters required in order to authorize and pay the special dividend, as described in further detail below) must be obtained from Tyco shareholders. Tyco is holding a special general meeting in order to obtain this shareholder approval. In this proxy statement, we refer to the special general meeting at which Tyco will seek to obtain such shareholder approvals as the "Special General Meeting". As described in further detail below, in addition to Tyco shareholder approval, the special dividend is subject to the satisfaction of certain conditions.

  This proxy statement contains important information about the Special General Meeting and the proposed separation of the Electrical and Metal Products business, including information relating to the special dividend, certain matters required to be undertaken by Tyco in anticipation of the separation, information relating to certain agreements and arrangements to be entered into between Tyco and Allied Holdco in connection with the separation, and information relating to Tyco on a pro forma basis giving effect to the separation. This proxy statement also includes important information concerning the ordinary cash dividend being proposed by Tyco's Board of Directors.

  In connection with the Separation, Allied Holdco is also required to file, and has filed with the Securities and Exchange Commission, or the "SEC", a Registration Statement on Form 10, which contains important information about the Separation, including audited combined financial statements, information relating to Allied Holdco on a pro forma basis giving effect to the Separation and other information regarding Allied Holdco, as well as certain risks involved in holding Allied Holdco common stock following the Separation and risks associated with Allied Holdco's business generally. The Registration Statement on Form 10 includes an information statement setting forth such information. Assuming shareholder approval of the matters required to effect the Separation is obtained at the Special General Meeting, the final version of the Form 10 will be distributed to Tyco shareholders who hold Tyco common shares as of the record date for the special dividend, which is expected to be within [    •    ] days after the Special General Meeting. A copy of the preliminary version of the information statement, on file with the SEC as of the date of this proxy statement, is included in this proxy statement as Annex A. We refer to this preliminary information statement as the "Preliminary Information Statement" throughout this proxy statement.

  You should read this proxy statement and the annexes hereto carefully and in their entirety. The enclosed voting materials allow you to vote your shares without attending the Special General Meeting.

  Your vote is very important. We encourage you to vote as soon as possible. For more information on how to vote your shares, please see the section entitled "The Special General Meeting" beginning on page 41.

Q:    What is the reason for the Separation?

A:
Tyco's Board of Directors has determined that pursuing a distribution of its Electrical and Metal Products business is in the best interests of Tyco and its shareholders, and that separating Allied Holdco from Tyco would provide, among other things, financial, operational and managerial benefits to both Tyco and Allied Holdco, including but not limited to the following expected benefits:

•
Strategic Focus and Flexibility.  The Board of Directors believes that following the Separation, Allied Holdco and Tyco will each have more focused businesses and be better able to dedicate resources to pursue appropriate growth opportunities and execute strategic plans best suited to their respective businesses.

•
Focused Management.  The Separation will allow management of each company to devote its time and attention to the development and implementation of corporate strategies and policies that are based primarily on the specific business characteristics of the respective companies, and to design more tailored compensation structures that better reflect these strategies, policies, and business characteristics. In particular, in the case of Allied Holdco, separate equity-based compensation arrangements should more closely align the interests of management with the interests of shareholders.

•
Investor Choice.  The Board of Directors believes that the Separation is expected to increase investor understanding of Allied Holdco and its market position within its industry, while also allowing for a more natural and interested investor base. Separating Allied Holdco from Tyco also allows investors to make independent decisions with respect to each of Tyco and Allied Holdco based on, among other factors, their different business models, strategies and industries. The Separation will enable Tyco to distribute the value of the Electrical and Metal Products business to its shareholders while allowing it to focus on its remaining segments going forward.

•
Improved Shareholder Value.  Although there can be no assurance, Tyco believes that following the Separation, the combined value of Tyco and Allied Holdco common shares should, over time and assuming the same market conditions, be greater than the value of Tyco common shares prior to the Separation, thus resulting in superior long-term value to Tyco shareholders.

Q:    What am I being asked to vote on?

A:
You are being asked to vote upon the following matters listed below.

•
Approval of the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations of Tyco's subsidiaries) and Tyco's consolidated financial statements for the year ended September 24, 2010, which we refer to throughout this proxy statement as the "Tyco financial statements proposal"; and

•
Approval of the following: (a) the allocation of Tyco's fiscal year 2010 results and (b) subject to prior satisfaction of certain conditions described in further detail below, the pro-rata distribution to Tyco shareholders of 100% of the outstanding shares of Allied Holdco common stock, to be made in the form of a special dividend out of contributed surplus, as further described in this proxy statement, which we refer to throughout this proxy statement as the "special dividend proposal".

Q:    What vote is required by Tyco shareholders in connection with each of the aforementioned proposals?

A.
The affirmative vote of a majority of the votes present (in person or by proxy) at the Special General Meeting is required to approve each of the proposals, including the approval of (1) the Tyco financial statements proposal and (2) the special dividend proposal.

Q:    What will happen in the Separation?

A:
If the Separation is approved at the Special General Meeting and all of the conditions to the effectiveness of the Separation are met, then all of the outstanding shares of common stock of Allied Holdco, par value $0.01 per share, will be distributed to holders of Tyco common shares on the distribution date for the special dividend. Every [    •    ] Tyco common shares outstanding as of the record date for the special dividend will entitle their holder to receive one share of Allied Holdco common stock. However, no fractional shares of Allied Holdco will be distributed in the special dividend and holders that would otherwise have been entitled to receive a fractional share will instead receive cash in lieu thereof. Accordingly, if you hold fewer than [    •    ] Tyco common shares, you will not be entitled to any shares of Allied Holdco common stock and you will only receive cash in lieu of the fractional shares to which you would otherwise be entitled. Following the Separation, Tyco will no longer hold any outstanding capital stock of Allied Holdco, all of which will be held by Tyco shareholders, and Allied Holdco will be an independent, publicly-traded company. It is anticipated that Allied Holdco's common stock will trade on the New York Stock Exchange under the symbol "[    •    ]".

Q:    What do I have to do to participate in the special dividend?

A:
Other than shareholder approval of the Separation, no action will be required of Tyco shareholders to receive Allied Holdco shares, which means that (1) you will not be required to pay for the Allied Holdco shares that you receive in the Separation, and (2) you do not need to surrender or exchange any Tyco common shares in order to receive Allied Holdco shares, or take any other action in connection with the special dividend.

Q:    What if I want to sell my Tyco common shares prior to the distribution date for the special dividend?

A:
If the Separation is approved at the Special General Meeting and you decide to sell any of your Tyco common shares on or before the distribution date, you should consult with your stockbroker, bank or other nominee and discuss whether you want to sell only your Tyco common shares or your Tyco common shares along with the Allied Holdco common stock that you would otherwise receive in the special dividend. If you decide to sell any of your Tyco common shares on or before the distribution date for the special dividend, you should make sure your stockbroker, bank or other nominee understands whether you want to sell only your Tyco common shares or your Tyco common shares along with the shares of Allied Holdco common stock that you would otherwise receive in the special dividend. If you sell your Tyco common shares in the "regular-way" market up to and including the distribution date, you will be selling your right to receive shares of Allied Holdco common stock in the Distribution. If you own Tyco common shares at the close of business on the record date for the special dividend and sell those shares on the "ex-distribution" market up to and including the distribution date, you will still receive the shares of Allied Holdco common stock that you would be entitled to receive in respect of the Tyco common shares you owned at the close of business on the record date for the special dividend.

  See "The Separation—Results of the Separation; Listing of Allied Holdco Common Stock and Trading of Tyco Common Shares" on page 49 of this proxy statement for more information.

Q:    Are there conditions to the Separation and the special dividend?

A:
Yes. In addition to the Tyco shareholder approvals described above, consummation of the Separation and payment of the special dividend will be subject to the following conditions being met or waived prior to distribution of the special dividend:

  •
  the SEC shall have declared effective Allied Holdco's Registration Statement on Form 10, including the Information Statement contained therein, under the Exchange Act, and no stop order suspending the effectiveness of the Registration Statement shall be in effect;

  •
  Allied Holdco's common stock shall have been accepted for listing on the New York Stock Exchange, subject to official notice of issuance;

  •
  Tyco shall have received a private letter ruling from the Internal Revenue Service substantially to the effect that, for U.S. federal income tax purposes, (i) the Separation will qualify as tax-free under Section 355 of the Code, except for cash received in lieu of fractional shares of Allied Holdco common stock and (ii) certain internal transactions undertaken in anticipation of the Separation will qualify for favorable treatment under the Code; and such conclusions (and the assumptions on which such conclusions are based) shall still be valid and in effect as of immediately prior to the distribution of Allied Holdco common stock;

  •
  Tyco shall have received a ruling from the Swiss Federal Tax Administration regarding the Swiss withholding tax consequences of the distribution of shares of Allied Holdco common stock to Tyco shareholders substantially to the effect that the Separation, including cash received in lieu of fractional shares of Allied Holdco common stock, is not subject to Swiss withholding tax and such qualification is still applicable at the time of Separation;

  •
  all permits, registrations and consents required under the securities or blue sky laws in connection with the Separation and all other material governmental approvals and other consents necessary to consummate the Separation shall have been received; and

  •
  no order, injunction or decree issued by any governmental authority of competent jurisdiction or other legal restraint or prohibition preventing consummation of the Separation shall be in effect, and no other event outside the control of Tyco shall have occurred or failed to occur that prevents the consummation of the Separation.

  In addition, the Separation is also subject to the satisfaction or waiver of the following conditions prior to receipt of shareholder approval at the Special General Meeting (each of which we expect to have been satisfied prior to such time):

  •
  Tyco shall have received the opinion of McDermott Will & Emery LLP confirming the tax-free status of the Separation for U.S. federal income tax purposes; and

  •
  Tyco shall have received the opinion of Duff & Phelps relating to the solvency of Allied Holdco following completion of the Separation.

  In the event that shareholder approval of the special dividend and the conditions described above are met or otherwise satisfied prior to September 30, 2011, Tyco will be obligated to effect the Separation.

  For additional information, see the section titled "The Separation—Conditions to the Separation" beginning on page 50 of this proxy statement.

Q:    What are the U.S. federal income tax consequences to me of the Separation?

A:
Tyco is seeking a private letter ruling from the Internal Revenue Service substantially to the effect that, for U.S. federal income tax purposes, the Separation, except for cash received in lieu of fractional shares of Allied Holdco common stock, will qualify as tax-free under Section 355 of the Code. The private letter ruling also will provide that certain internal transactions undertaken in anticipation of the Separation will qualify for favorable treatment under the Code. In addition to obtaining the private letter ruling, Tyco expects to receive an opinion from the law firm of McDermott Will & Emery LLP confirming the tax-free status of the Separation. The private letter ruling and the opinion will rely on certain facts and assumptions, and certain representations and undertakings, from

  Tyco and Allied Holdco regarding the past and future conduct of our respective businesses and other matters. The receipt by Tyco of the private letter ruling (and the continued accuracy of the conclusions reached therein and the assumptions upon which such conclusions are based) is a condition to effecting the Separation.

  Assuming that the Separation qualifies under Section 355 of the Code, for U.S. federal income tax purposes no gain or loss will be recognized by a Tyco shareholder that is subject to U.S. federal income tax, and no amount will be included in the income of a shareholder that is subject to U.S. federal income tax, upon the receipt of Allied Holdco shares pursuant to the Separation. A Tyco shareholder that is subject to U.S. federal income tax generally will recognize gain or loss with respect to any cash received in lieu of a fractional share.

  See "The Separation—Certain Material U.S. Federal Income Tax Consequences" beginning on page 52 of this proxy statement and "Risk Factors—Risks Relating to the Separation—If the Separation or certain internal transactions undertaken in anticipation of the Separation are determined to be taxable for U.S. federal income tax purposes, we, our shareholders that are subject to U.S. federal income tax and Allied Holdco could incur significant U.S. federal income tax liabilities" on page 36 of this proxy statement for more information regarding the potential tax consequences to you of the Separation.

Q:    What are the Swiss withholding tax and income tax consequences to me of the Separation?

A:
Generally, Swiss withholding tax of 35% is due on dividends and similar distributions to our shareholders, regardless of the place of residency of the shareholder. Beginning on January 1, 2011, distributions by Tyco to shareholders out of contributed surplus accumulated on or after January 1, 1997 will be exempt from Swiss withholding tax. Tyco has obtained a ruling from the Swiss Federal Tax Administration confirming that the contributed surplus (Zuschuss) at the time of the special shareholders meeting of March 12, 2009, in the amount of CHF 36.3 billion, represents such contributed surplus as of such date. Accordingly, based on the Swiss Federal Withholding Tax Act, the special dividend should not be subject to Swiss federal withholding tax. Shareholders who are not resident in Switzerland for tax purposes, and who, during the respective taxation year, have not engaged in a trade or business carried on through a permanent establishment or fixed place of business situated in Switzerland for tax purposes, and who are not subject to corporate or individual income taxation in Switzerland for any other reason, will not be subject to any Swiss federal, cantonal or communal income tax on the special dividend, including any cash received in lieu of fractional shares of Allied Holdco common stock. Swiss resident individuals who hold their Tyco shares and, consequently, the entitlement to the special dividend, as private assets will not be subject to any Swiss federal, cantonal or communal income tax on the special dividend, including any cash received in lieu of fractional shares of Allied Holdco common stock. Corporate and individual shareholders who are residents in Switzerland for tax purposes or who hold their Tyco shares and, consequently, the entitlement to the special dividend, as part of a trade or business carried on in Switzerland (or, in the case of corporate and individual shareholders not resident in Switzerland, through a permanent establishment or fixed place of business situated in Switzerland for tax purposes), will be subject to Swiss federal, cantonal and communal income tax on the special dividend, including any cash received in lieu of fractional shares of Allied Holdco common stock, to the extent that the participation income cannot be reduced by a respective depreciation on the investment in Tyco and/or where the participation exemption (Beteiligungsabzug) is not applicable.

  For more information regarding the potential tax consequences to you of the Separation, including the special dividend, see "The Separation—Material Swiss Consequences of the Separation" beginning on page 55 of this proxy statement and "Risk Factors—Risks Relating to the Separation—If the Separation is determined to be taxable for Swiss withholding tax purposes, we and Allied Holdco could incur significant Swiss withholding tax liabilities" on page 37 of this proxy statement.

Q:    Will the Separation and special dividend affect the trading price of my Tyco common shares?

A:
Yes. We expect the trading price of Tyco common shares immediately following the Separation and the special dividend to be lower than immediately prior to the Separation because its trading price will no longer reflect the value of Tyco's Electrical and Metal Products business. Furthermore, until the market has fully analyzed the value of Tyco without its Electrical and Metal Products business, the price of Tyco common shares may fluctuate.

Q:    What is the expected impact of the Separation on Tyco's financial performance?

A:
The Electrical and Metal Product business had a net loss of $(940) million for fiscal 2009 and generated net income of $87 million for the nine months ended June 25, 2010. Following the Separation, Tyco will no longer own the Electrical and Metal Products business, and accordingly, Tyco's results of operations will no longer include the results of the Electrical and Metal Products business and certain other adjustments will be made. See "—Unaudited Pro Forma Consolidated Financial Data of Tyco."

Q:    Will the Separation impact any of Tyco's outstanding indebtedness or the credit rating of Tyco or any of its subsidiaries?

A:
The Separation is not expected to impact Tyco's outstanding indebtedness or its credit rating.

Q:    What adjustments will be made to equity awards and other compensation awards and programs held by, or established for the benefit of, Tyco employees or directors as a result of the Separation?

A:
Assuming the Separation is completed, each outstanding option to purchase a number of Tyco common shares held by Tyco employees, other than options held by employees of Allied Holdco, will be converted on the distribution date for the special dividend into an option to acquire a number of Tyco common shares equal to the product of (x) the number of Tyco common shares subject to such option and (y) a fraction, the numerator of which is the trading price of Tyco common shares prior to the Separation, determined by [    •    ] and the denominator of which is the trading price of Tyco common shares after the Separation, determined by [    •    ] (such fraction the "Conversion Ratio"), with the resulting number of Tyco common shares subject to such option being rounded down to the nearest whole share. The per share exercise price of the converted Tyco options shall be equal to the product of (1) the original exercise price of such Tyco option and (2) a fraction, the numerator of which is the trading price of Tyco common shares following the Separation, determined by [    •    ] and the denominator of which is the trading price of Tyco common shares prior to the Separation, determined by [    •    ], rounded up to the nearest hundredth of a cent.

  Each Tyco restricted stock unit which is outstanding immediately prior to the Separation, other than Tyco restricted stock units held by employees of Allied Holdco, will be adjusted so that the holder of the restricted stock unit is credited with Tyco dividend equivalent units equal to the value of Allied Holdco common shares (determined by [    •    ]) that would have been distributed in respect of such restricted stock units had they vested immediately prior to the distribution, with each such holder receiving cash in lieu of any fractional restricted stock units to which it would otherwise be entitled. The dividend equivalent units will vest in accordance with the vesting schedule associated with the original Tyco restricted stock unit award.

  Tyco performance share units which are outstanding immediately prior to the Separation, other than Tyco performance share units held by employees of Allied Holdco, will be adjusted so that the holder of the performance share unit is credited with Tyco dividend equivalent units equal to the value of Allied Holdco common shares (determined by [    •    ]) that would have been distributed in respect of such performance share units had they vested at target immediately prior to the distribution. The dividend equivalent units will vest in accordance with, and be subject to the same performance schedule, as the underlying performance share units.

  See "The Separation—Adjustments to Tyco Equity Awards as a Result of the Separation" beginning on page 61 of this proxy statement.

Q:    When will the Separation be completed?

A:
If the matters required to be approved in connection with the special dividend are approved by Tyco shareholders at the Special General Meeting (and assuming the conditions to the special dividend are otherwise satisfied), the distribution date for the special dividend, which is the date on which we will distribute shares of Allied Holdco common stock, is expected to be a date within [    •    ] days of the Special General Meeting. We expect that it will take the distribution agent, acting on behalf of Tyco, up to [    •    ] days after the distribution date to fully distribute the shares of Allied Holdco common stock to Tyco shareholders which will be accomplished in a book-entry form. It is also possible that factors outside our control could require us to complete the Separation at a later time or, to the extent conditions remain unsatisfied as of September 30, 2011, not to complete them at all. See "The Separation" beginning on page 47 of this proxy statement.

Q:    Do I have appraisal rights in connection with the Separation?

A:
No. Holders of Tyco common shares are not entitled to appraisal rights in connection with the Separation.

Q:    Are there any risks in connection with the Separation that I should consider?

A:
Yes. There are certain risks associated with the Separation. These risk factors are discussed in more detail in the section titled "Risk Factors" beginning on page 35 of this proxy statement.

ABOUT THE SPECIAL GENERAL MEETING

Q:    Who is receiving this document?

A:
Tyco has sent this Notice of Special General Meeting and proxy statement, together with the enclosed proxy card or voting instruction card, because our Board of Directors is soliciting your proxy to vote at the Special General Meeting on [    •    ], [    •    ]. This proxy statement contains information about the items being voted on at the Special General Meeting.

  Tyco has sent these materials to each person who is registered as a holder of its common shares in its register of shareholders (such owners are often referred to as "holders of record" or "registered shareholders") as of the close of business on [    •    ], [    •    ], the record date for the Special General Meeting. Any Tyco shareholder as of the record date who does not receive a copy of this Notice of Special General Meeting and proxy statement, together with the enclosed proxy card or voting instruction card, may obtain a copy at the Special General Meeting or by contacting Tyco at +41 52 633 02 44. In addition, Tyco shareholders may contact [    •    ], our proxy solicitor in connection the Special General Meeting, at [    •    ].

  Tyco has requested that banks, brokerage firms and other nominees who hold Tyco common shares on behalf of the owners of the common shares (such owners are often referred to as "beneficial shareholders" or "street name holders") as of the close of business on [    •    ], [    •    ] forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders. Tyco has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

  Tyco has also provided for these materials to be sent to persons who have interests in Tyco common shares through participation in Tyco's retirement savings plans and employee share purchase plans. These individuals are not eligible to vote directly at the Special General Meeting. They may, however, instruct the trustees of these plans how to vote the common shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans.

Q:    When and where will the Special General Meeting be held?

A:
The Special General Meeting is scheduled to be held at [    •    ] on [    •    ], [    •    ] at [    •    ], Central European Time.

Q:    Who is entitled to vote?

A.
[    •    ], [    •    ], is the record date for the Special General Meeting. On [    •    ], [    •    ], there were [    •    ] common shares outstanding and entitled to vote at the Special General Meeting. Shareholders registered in our share register with voting rights at the close of business on [    •    ], [    •    ] are entitled to vote at the Special General Meeting, except as provided below. A shareholder who purchases shares from a registered holder after [    •    ], [    •    ], but before [    •    ], [    •    ], and who wishes to vote his or her shares at the Special General Meeting must (1) ask to be registered as a shareholder with respect to such shares in our share register prior to [    •    ], [    •    ] and (2) obtain a confirmation of such purchase from the registered voting rights record holder of those shares as of the record date. If you are a record holder of our common shares (as opposed to a beneficial shareholder) on the record date but sell your shares prior to the Special General Meeting, you will not be entitled to vote those shares at the Special General Meeting.

  In March 2009, Tyco changed its jurisdiction of incorporation from Bermuda to Switzerland. As described in our January 21, 2009 proxy statement/prospectus, you should exchange any certificates representing our common shares you own that were issued while we were a Bermuda company for book-entry shares recorded electronically in our share register, and simultaneously elect to be enrolled as a shareholder with voting rights. While you will continue to be entitled to dividends, preemptive rights and liquidation proceeds even if you do not submit your certificates, you may not be able to exercise any voting rights, prove your ownership interest in Tyco, transfer your shares or exercise other shareholder rights until you submit your certificates and are registered as a shareholder entitled to voting rights. Please contact our transfer agent, BNY Mellon Shareowner Services, at 800-685-4509, to obtain the appropriate forms to surrender your old certificates. Beneficial holders of shares held in "street name" are not required to take any action in this regard.

Q:    What constitutes a quorum for the Special General Meeting?

A:
Our Articles of Association provide that all resolutions and elections made at a shareholders' meeting require the presence, in person or by proxy, of a majority of all shares entitled to vote, with abstentions, broker non-votes, blank or invalid ballots regarded as present for purposes of establishing the quorum.

Q:    How many votes do I have?

  Every holder of a common share on the record date will be entitled to one vote per share on each matter presented at the Special General Meeting. However, if you own "Controlled Shares" representing voting power of 15% or more, your ability to vote shares exceeding 15% of the voting power is limited. Controlled Shares is defined in Article 8 of our Articles of Association and generally refers to shares held directly, indirectly, formally, constructively or beneficially by any individual or entity, or any individuals or entities acting together as a group, subject to certain limitations.

  On [    •    ], [    •    ], there were approximately [    •    ] shares outstanding and entitled to vote at the Special General Meeting.

Q:
How does the Board of Directors of Tyco recommend that I vote regarding each of the proposals?

A:
The Board of Directors of Tyco unanimously recommends that Tyco shareholders vote "FOR" the proposal to approve the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations of Tyco's subsidiaries) and Tyco's consolidated financial statements for the year ended September 24, 2010 and "FOR" the proposal to approve each of (a) the allocation of Tyco's fiscal 2010 results and (b) subject to prior satisfaction of the conditions described in this proxy statement, the pro rata distribution to Tyco shareholders of 100% of the outstanding shares of Allied Holdco, to be made in the form of a special dividend out of contributed surplus, as further described in this proxy statement.

Q:    How do I vote?

A:
You can vote in the following ways:

•
By Mail:  If you are a holder of record, you can vote by marking, dating and signing the appropriate proxy card and returning it by mail in the enclosed postage-paid envelope. If you beneficially own your common shares, you can vote by following the instructions on your voting instruction card. If you received more than one proxy card (which means that you have shares in more than one account), you must mark, sign, date and return each proxy card or use an alternative voting method.

•
By Internet or Telephone:  You can vote over the Internet at [    •    ] by following the instructions on the proxy card or voting instruction card. You can vote using a touchtone telephone by calling [    •    ].

•
At the Special General Meeting:  If you are planning to attend the Special General Meeting and wish to vote your shares in person, we will give you a ballot at the meeting. Shareholders who own their shares in street name are not able to vote at the Special General Meeting unless they have a proxy, executed in their favor, from the holder of record of their shares.

  Even if you plan to be present at the Special General Meeting, we encourage you to complete and mail the enclosed card to vote your common shares by proxy. Telephone and Internet voting facilities for shareholders will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on [    •    ].

Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner?

  Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

  Shareholder of Record

  If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the Tyco officers named in the proxy card or to the independent proxy (see the Q&A below entitled "How Do I Appoint and Vote via an Independent Proxy?") named in the proxy card, or to grant a written proxy to any person (who does not need to be a shareholder), or to vote in person at the Special General Meeting. We have enclosed a proxy card for you to use in which you can elect to appoint Tyco officers or the independent proxy as your proxy.

  Beneficial Owner

  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Special General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Special General Meeting if you follow the instructions described below under the Q&A titled "How do I attend the Special General Meeting?" and "How do I vote?" Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee as to how to vote your shares, which may contain instructions for voting by telephone or electronically.

Q:    How do I vote by proxy given to a Tyco officer?

  If you properly fill in your proxy card appointing an officer of Tyco as your proxy and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors "FOR" each of the proposals described above. Alternatively, you can grant a proxy to the independent proxy as described below.

  Whether or not you plan to attend the Special General Meeting, we urge you to submit your proxy. Returning the proxy card will not affect your right to attend the Special General Meeting. You must return your proxy cards by the times and dates set forth below under "Returning Your Proxy Card" in order for your vote to be counted.

Q:    How do I appoint and vote via an independent proxy?

  If you are a shareholder of record as of the record date, you may authorize the independent proxy, [    •    ], with full rights of substitution, to vote your common shares on your behalf by checking the appropriate box on the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the items listed in the notice of meeting.

  Whether or not you plan to attend the Special General Meeting, we urge you to submit your proxy. Returning the proxy card will not affect your right to attend the Special General Meeting. You must return your proxy cards by the times and dates set forth below under "Returning Your Proxy Card" in order for your vote to be counted.

Q:    How do I attend the Special General Meeting?

A:
All shareholders are invited to attend and vote at the Special General Meeting. For admission to the Special General Meeting, shareholders of record should bring the admission ticket attached to the enclosed proxy card to the registered shareholders check-in area and a form of photo identification, where their ownership will be verified. Those who beneficially own shares should come to the beneficial owners check-in area. To be admitted, beneficial owners must bring account statements or letters from their banks or brokers showing that they own Tyco common shares as of [    •    ], [    •    ] along with a form of photo identification. Registration will begin at [    •    ] Central European Time and the Special General Meeting will begin at [    •    ] Central European Time.

Q:    What if I return my proxy or voting instruction card but do not mark it to show how I am voting?

  Your common shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. If you sign and return your proxy card or voting instruction card but do not indicate instructions for voting, your common shares will be voted "FOR" each of the proposals to be considered at the Special General Meeting.

Q:    May I change or revoke my vote after I return my proxy or voting instruction card?

A:
You may change your vote before it is exercised by:

•
notifying our Secretary in writing before the Special General Meeting that you are revoking your proxy or, if you beneficially own your common shares, following the instructions on the voting instruction card;

•
submitting another proxy card (or another voting instruction card if you beneficially own your common shares) with a later date;

•
if you are a holder of record, or a beneficial owner with a proxy from the holder of record, voting in person at the Special General Meeting, provided that record holders must first revoke any proxy previously given to a Company officer or the independent proxy. See "Organizational Matters Required by Swiss Law—Granting of Proxy" below; or

•
if you voted by telephone or the Internet, submitting subsequent voting instructions through the telephone or Internet.

  If you have granted your proxy to the independent proxy and wish to revoke or change the proxy, you should send a revocation letter, and new proxy, if applicable, directly to the independent proxy, [    •    ].

Q:    What does it mean if I receive more than one proxy or voting instruction card?

A:
It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your common shares. If you are the beneficial owner, but not the record holder, of Tyco's common shares, your broker, bank or other nominee may deliver only one copy of the proxy statement to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. Tyco will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive a separate written copy of the proxy statement should submit their request to Tyco by telephone at +41 52 633 02 44 or by submitting a written request to Tyco Shareholder Services, Tyco International Ltd., Freier Platz 10, CH-8200 Schaffhausen, Switzerland.

Q:    What is the effect of broker non-votes and abstentions?

A:
A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to "routine" matters, they do not have discretionary power to vote your shares on "non-routine" matters pursuant to New York Stock Exchange, or "NYSE", rules. We believe the following proposals will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you: Proposal 2 (which includes the approval of each of the allocation of our fiscal year 2010 results and the special dividend). We strongly encourage you to submit your proxy card and exercise your right to vote as a shareholder.

  Common shares owned by shareholders electing to abstain from voting with respect to any agenda item and broker non-votes will be regarded as present at the meeting but will not be counted towards the determination of the majority required to approve the agenda items submitted to the Special General Meeting.

Q:    What happens if I sell my shares after the record date but before the Special General Meeting?

A:
The record date of the Special General Meeting is earlier than the date of the Special General Meeting and the date that the Separation is expected to be completed. In order to be eligible to receive shares of Allied Holdco in the Separation, you must hold your shares through the record date for the special dividend, which will be different from the record date for the Special General Meeting. Shareholders who have sold their shares prior to the Special General Meeting are not entitled to vote those shares

Q:    Will a proxy solicitor be used?

A:
Yes. Tyco has retained [    •    ] to assist in the distribution and solicitation of proxies for the Special General Meeting and will pay [    •    ] a fee of $[    •    ] plus reimbursement of out-of-pocket expenses. In addition, Tyco's directors, officers and employees may solicit proxies in person or by telephone, e-mail, facsimile transmission or other means of communication, but no additional compensation will be paid to them.

Q:    Who should I call with questions?

A:
Tyco shareholders should call the following persons with any questions about the Separation or the special dividend and the other matters to be voted on at the Special General Meeting, or to obtain additional copies of this proxy statement or additional proxy cards:

  [    •    ]

  Tyco International Ltd.
  Freier Platz 10
  CH-8200 Schaffhausen, Switzerland
  Attn: Investor Relations
  Tel: +41 52 633 02 44

Returning Your Proxy Card to the Company

        Tyco shareholders should complete and return the proxy card as soon as possible. In order to assure that your proxy is received in time to be voted at the meeting, the proxy card must be completed in accordance with the instructions on it and received at one of the addresses set forth below by the times (being local times) and dates specified:

Switzerland:	United States:
By 5:00 p.m. on [•], [•] by hand or mail at:	By 5:00 p.m. [•], [•] by mail at:
[•]	[•]

        If your common shares are held in street name, you should return your proxy card or voting instruction card in accordance with the instructions on that card or as provided by the bank, brokerage firm or other nominee who holds Tyco common shares on your behalf.

Returning Your Proxy Card to the Independent Proxy

        Tyco shareholders wishing to instruct the independent proxy should complete the proxy card as soon as possible and check the appropriate box to appoint the independent proxy. In order to assure that your proxy is received in time to be voted at the meeting by the independent proxy, the proxy card must be completed in accordance with the instructions on it and received at the address set forth below by the time (being local time) and date specified:

By [    •    ] on [    •    ], [    •    ], by hand or mail at:

[    •    ]

Organizational Matters Required by Swiss Law

Admission to the Special General Meeting

        Shareholders who are registered in the share register on [    •    ], [    •    ] will receive the proxy statement and proxy cards from us. Beneficial owners of shares will receive an instruction form from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted. Beneficial owners who wish to vote in person at the Special General Meeting are requested to obtain a proxy executed in their favor from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Special General Meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. Shareholders of record registered in the share register are entitled to vote and may participate in the Special General Meeting. Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is contained in the Q&A above titled "How many votes do I have?" For further information, refer also to the Q&A above entitled "Who is entitled to vote?", "What is the difference between holding shares as a shareholder of record and as a beneficial owner?", "How do I vote by proxy given to a company officer?", "How do I appoint and vote via an independent proxy?" and "How do I attend the Special General Meeting?"

        Shareholders who purchase our shares and, upon application, become registered as shareholders with respect to such shares after [    •    ], but on or before [    •    ], and who wish to vote those shares at the Special General Meeting, will need to obtain a proxy, executed in their favor, from the registered holder of those shares as of the record date to vote their shares in person at the Special General Meeting. Shareholders registered in our share register (as opposed to beneficial shareholders) who have sold their shares prior to the Special General Meeting are not entitled to vote those shares.

Granting of Proxy

        If you are a shareholder of record and do not wish to attend the Special General Meeting, you have the right to grant your voting proxy directly to the Tyco officers named in the proxy card. Alternatively, you can appoint [    •    ], as independent proxy, in accordance with Article 689c of the Swiss Code of Obligations, with full rights of substitution, by checking the appropriate box on the enclosed proxy card, or grant a written proxy to any other person, which person does not need to be a shareholder. For further information, refer to the Q&A above entitled "How do I vote by proxy given to a Tyco officer?" and "How do I appoint and vote via an independent proxy?"

        The proxies granted to the independent proxy must be received by the independent proxy no later than [    •    ], [    •    ] Central European Time.

        Registered shareholders who have appointed a Tyco officer or the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. Revocations must be received by the independent proxy no later than [    •    ], [    •    ], [    •    ] Central European Time. Registered shareholders who have appointed a Tyco officer as their proxy may revoke their proxy at any time before the vote is taken at the Special General Meeting. However, a written revocation must be received by the Secretary in sufficient time to permit the necessary examination and tabulation of the subsequent revocation. Written revocations should be directed to the Secretary of Tyco at the same addresses listed above used for proxy submissions.

        With regard to the items listed on the agenda and without any explicit instructions to the contrary, the Tyco officer acting as proxy and the independent proxy will vote according to the recommendations of the Board of Directors.

        Beneficial owners who have not obtained a proxy, executed in their favor, from their broker, custodian or other nominee, are not entitled to vote in person at, or participate in, the Special General Meeting.

        For further information, refer to "What is the difference between holding shares as a shareholder of record and as a beneficial owner?"

Proxy holders of deposited shares

        Proxy holders of deposited shares in accordance with Article 689d of the Swiss Code of Obligations are kindly asked to inform the Company of the number of the shares they represent as soon as possible, but no later than [    •    ],[    •    ] Central European Time at the registered shareholders check-in area.

Tyco 2010 Financial Statements

        Tyco's consolidated financial statements for the year ended September 24, 2010 and the parent company financial statements of Tyco International Ltd. for the year ended September 24, 2010 (which do not consolidate the results of operations of Tyco's subsidiaries) will be included in this proxy statement as Annex C and Annex D, respectively, once completed and will be made available on the Company's web site in the Investor Relations section at www.tyco.com. Copies of these documents may be obtained without charge by contacting Tyco by phone at +41 52 633 02 44. Copies may also be obtained without charge by contacting Investor Relations in writing, or may be physically inspected, at the offices of Tyco International Ltd., Freier Platz 10, CH-8200 Schaffhausen, Switzerland.

 SUMMARY OF THE SEPARATION

        This summary contains selected information from this proxy statement relating to the Separation and may not contain all of the information that is important to you. To fully understand the Separation and the transactions contemplated by it, and to obtain a more complete description of the legal terms thereof, you should carefully read this entire document, including the Annexes, and the documents to which we refer you. See "Where You Can Find More Information" on page 85. In this proxy statement, the terms "we", "us", "our" and "Tyco" refer to Tyco International Ltd., including, except to the extent the context otherwise requires, its subsidiaries, and the term "Allied Holdco" refers to Allied Holdings US, Inc., including, except to the extent the context otherwise requires, its subsidiaries (including those entities which will become its subsidiaries in connection with the Separation), and the term "Separation" refers to the proposed distribution of all of the outstanding shares of Allied Holdco common stock to holders of Tyco common shares pursuant to the special dividend and the related transactions to be completed by Tyco and Allied Holdco in connection therewith.

The Separation (see page 47)

        Tyco's Board of Directors has determined that it is in the best interests of Tyco and its shareholders to pursue the separation of its Electrical and Metal Products business into a separate, independent and publicly-traded company, which it intends to accomplish through a pro-rata distribution to Tyco's shareholders of 100% of the outstanding common stock of Allied Holdco, a newly-incorporated wholly-owned subsidiary of Tyco formed to hold the Electrical and Metal Products business, to be made in the form of a special dividend out of contributed surplus. Tyco shareholders will not be entitled to fractional shares of Allied Holdco common stock in the Separation but rather will be entitled to cash in lieu of such fractional shares. Payment of the special dividend is subject to the satisfaction of a number of conditions. See "The Separation—Conditions to the Separation" beginning on page 50. Following payment of the special dividend and distribution of the Allied Holdco shares, Allied Holdco will be an independent, publicly-traded company owned by the holders of Tyco common shares. Tyco will not own any capital stock of Allied Holdco following completion of the Separation. We anticipate that Allied Holdco's common stock will, following completion of the Separation, trade on the New York Stock Exchange under the symbol "[    •    ]".

        Before the Separation, we will enter into a Separation and Distribution Agreement and other agreements with Allied Holdco to effect the Separation and provide a framework for our relationship with Allied Holdco after the Separation. These agreements will govern the relationship between Allied Holdco and Tyco up to and subsequent to the completion of the separation plan and provide for the allocation between Allied Holdco and us of various assets, liabilities and obligations attributable to periods prior to the Separation. See "The Separation—Agreements between Tyco and Allied Holdco Relating to the Separation" beginning on page 58 of this proxy statement and the Preliminary Information for further information regarding the Separation and the agreements to be entered into between Tyco and Allied Holdco in connection with the Separation.

The Companies

Tyco International Ltd. (see page 47)

        Tyco is a diversified, global company that provides products and services to customers in various countries throughout the world. Tyco is a leading provider of security products and services, fire protection and detection products and services, valves and controls and other industrial products. Tyco had revenue of approximately $17 billion in its 2009 fiscal year and currently employs more than 100,000 people worldwide. Tyco's registered and principal office is located at Freier Platz 10, CH-8200 Schaffhausen, Switzerland and its telephone number is +41 52 633 02 44. Its management office in the United States is located at 9 Roszel Road, Princeton, New Jersey 08540.

        Additional information about Tyco and its subsidiaries is included in documents incorporated by reference into this proxy statement. For further information, please see the section titled "Where You Can Find More Information" beginning on page 85.

Allied Holdings US, Inc. (see page 47)

        Allied Holdco is a newly-incorporated Delaware corporation and wholly-owned subsidiary of Tyco formed to hold the Electrical and Metal Products business currently operated by Tyco. The Electrical and Metal Products business is a leading global fabricated product provider that manufactures steel tubes and pipes, pre-wired armored cables, electrical support systems and metal framing systems. Allied Holdco's principal executive offices are located at 16100 S. Lathrop Avenue, Harvey, Illinois, 60426 and its telephone number is (800) 882-5543. Allied Holdco generated $1.4 billion in revenue in its 2009 fiscal year and currently employs approximately 3,200 people, in 7 countries around the world, including the United States, Brazil, the United Kingdom, Canada, France, Australia, and New Zealand.

        For additional information regarding Allied Holdco, including the currently-proposed directors and executive officers of Allied Holdco following the Separation, see the Preliminary Information Statement included in Annex A in this proxy statement.

Risk Factors (see page 35)

        There are risks associated with the Separation, which are described in the section titled "Risk Factors" beginning on page 35. You should carefully read and consider these risks, which include, without limitation, the following:

  •
  we may be unable to realize the benefits of the Separation;

  •
  following the Separation, the value of your Tyco common shares and Allied Holdco common stock may collectively trade at an aggregate price less than that at which Tyco shares might trade had the Separation not occurred; and

  •
  following the Separation, Tyco shareholders who receive shares of Allied Holdco common stock from the special dividend will, in addition to holding Tyco shares, hold shares of Allied Holdco. Allied Holdco common stock will have different terms than Tyco common shares, and Allied Holdco, as a Delaware corporation, will be governed by different laws than Tyco, a Swiss company limited by shares.

        There are also certain risks related to holding Allied Holdco common stock following the Separation and risks related to the Electrical and Metal Products business. For further information regarding these risks, you should read carefully the section entitled "Risk Factors" beginning on page 17 of the Preliminary Information Statement included in Annex A to this proxy statement.

The Special General Meeting (see page 41)

        When and Where.    The Special General Meeting of Tyco shareholders is scheduled to be held at [    •    ] on [    •    ],[    •    ] at [    •    ], Central European Time.

        Purpose of the Special General Meeting.    The purpose of the Special General Meeting is to consider and vote on the proposals described below. Proposal 1 (the Tyco financial statements proposal) and Proposal 2(b) (the special dividend proposal) must each be approved by Tyco shareholders in order for the Separation to be completed.

  1.
  A proposal to approve the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations of Tyco's subsidiaries) and Tyco's consolidated financial statements for the year ended September 24, 2010; and

  2.
  A proposal to approve the following:

  (a)
  the allocation of fiscal year 2010 results; and

  (b)
  subject to prior satisfaction of the conditions described in this proxy statement, the pro rata distribution to Tyco shareholders of 100% of the outstanding shares of Allied Holdco, to be made in the form of a special dividend out of contributed surplus, as further described in this proxy statement.

      No fractional shares of Allied Holdco will be distributed in the special dividend. Instead, a distribution agent will aggregate all fractional shares into whole shares and sell the whole shares in the open market at prevailing market prices. The distribution agent will then distribute the aggregate cash proceeds of the sales, net of brokerage fees and similar costs, pro rata to each Tyco shareholder who would otherwise have been entitled to receive a fractional share in the special dividend.

      Approval of the special dividend shall not limit the ability of shareholders to approve one or more additional dividends at subsequent shareholder meetings, including approval of an ordinary dividend at the annual general meeting of shareholders.

        Record Date; Shares Entitled to Vote.    Tyco has fixed the close of business on [    •    ],[    •    ] as the record date for the determination of holders of Tyco common shares entitled to notice of the Special General Meeting. Shareholders registered in Tyco's share register with voting rights at the close of business on [    •    ], [    •    ] are entitled to vote at the Special General Meeting, except as provided below. A shareholder who purchases shares from a registered holder after [    •    ], [    •    ], but before [    •    ], [    •    ], and who (1) is registered as a shareholder with respect to such shares in Tyco's share register prior to [    •    ], [    •    ] and (2) obtains a proxy from the registered voting rights record holder of those shares as of the record date will be entitled such purchased shares in lieu of the holder as of the record date. At the close of business on the record date for the Special General Meeting, there were [    •    ] common shares outstanding and entitled to vote at the Special General Meeting. Every holder of a common share on the record date will be entitled to one vote per share on each matter presented at the Special General Meeting. However, if you own "Controlled Shares" representing voting power of 15% or more, your ability to vote shares exceeding 15% of the voting power is limited. Controlled Shares is defined in Article 8 of our Articles of Association and generally refers to shares held directly, indirectly, formally, constructively or beneficially by any individual or entity, or any individuals or entities acting together as a group, subject to certain limitations.

        Required Votes.    The affirmative vote of a majority of the votes present (in person or by proxy) at the Special General Meeting is required to approve each of the proposals. Approval by Tyco's shareholders of each of Proposal 1 (the Tyco financial statements proposal) and Proposal 2(b) (the special dividend proposal) is a condition to the completion of the Separation.

Tyco's Reasons for the Separation; Recommendation of the Tyco Board of Directors (see page 51)

        Tyco has been evaluating potential transactions involving, and structural alternatives for, its Electrical and Metal Products business. The Board of Directors has determined that pursuing a disposition of Allied Holdco through the Separation is in the best interests of Tyco and its shareholders, and that separating Allied Holdco from Tyco would provide, among other things, financial, operational and managerial benefits to both Allied Holdco and Tyco, including but not limited to the following expected benefits:

  •
  Strategic Focus and Flexibility.  The Board of Directors believes that following the Separation, Allied Holdco and Tyco will each have more focused businesses and be better able to dedicate resources to pursue appropriate growth opportunities and execute strategic plans best suited to their respective businesses.

  •
  Focused Management.  The Separation will allow management of each company to devote its time and attention to the development and implementation of corporate strategies and policies that are based primarily on the specific business characteristics of the respective companies, and to design more tailored compensation structures that better reflect these strategies, policies, and business characteristics. In particular, in the case of Allied Holdco, separate equity-based compensation arrangements should more closely align the interests of management with the interests of shareholders.

  •
  Investor Choice.  The Board of Directors believes that the Separation is expected to increase investor understanding of Allied Holdco and its market position within its industry, while also allowing for a more natural and interested investor base. Separating Allied Holdco from Tyco also allows investors to make independent decisions with respect to each of Tyco and Allied Holdco based on, among other factors, their different business models, strategies and industries. The Separation will enable Tyco to distribute the value of the Electrical and Metal Products business to its shareholders while allowing it to focus on its remaining segments going forward.

  •
  Improved Shareholder Value.  Although there can be no assurance, Tyco believes that following the Separation, the combined value of Tyco and Allied Holdco common shares should, over time and assuming the same market conditions, be greater than the value of Tyco common shares prior to the Separation, thus resulting in superior long-term value to Tyco shareholders.

        The Board of Directors has deemed it advisable to complete the Separation and pay the special dividend, subject to prior satisfaction of the conditions to the Separation. The Tyco Board of Directors unanimously recommends that you vote "FOR" each of the approvals required to complete the Separation.

Opinions (see page 52)

        The Board of Directors will receive an opinion from Duff & Phelps prior to the Special General Meeting, which opinion will be brought down prior to completion of the Separation, to the effect that Allied Holdco will be solvent and adequately capitalized immediately after the Separation. The opinion of Duffs & Phelps will be included as Annex B to this proxy statement in an amended filing of this proxy statement. The opinion will set forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Duff & Phelps in connection with the opinion. You should read the opinion carefully and in its entirety when it becomes available as it will contain important information. Duff & Phelps opinion will be delivered for information and assistance of Tyco's Board of Directors in connection with its consideration of the Separation and the special dividend.

Conditions to the Separation (see page 50)

        The Separation requires that our shareholders shall have approved the special dividend of Allied Holdco common stock to Tyco shareholders at the Special General Meeting, and the resolution proposed at the Special General Meeting will require that the following conditions are met or waived prior to implementation of the Distribution:

  •
  the SEC shall have declared effective Allied Holdco's Registration Statement on Form 10, including the Information Statement contained therein, under the Exchange Act, and no stop order suspending the effectiveness of the Registration Statement shall be in effect;

  •
  Allied Holdco's common stock shall have been accepted for listing on the New York Stock Exchange, subject to official notice of issuance;

  •
  Tyco shall have received a private letter ruling from the Internal Revenue Service substantially to the effect that, for U.S. federal income tax purposes, except for cash received in lieu of fractional shares of Allied Holdco common stock, (i) the Separation will qualify as tax-free under Section 355 of the Code and (ii) certain internal transactions undertaken in anticipation of the Separation will qualify for favorable treatment under the Code; and such conclusions (and the assumptions upon which such conclusions are made) shall still be valid and in effect as of immediately prior to the distribution of Allied Holdco common stock;

  •
  Tyco shall have received a ruling from the Swiss Federal Tax Administration regarding the Swiss withholding tax consequences of the distribution of shares of Allied Holdco common stock to Tyco shareholders substantially to the effect that such distribution, including cash received in lieu of fractional shares of Allied Holdco common stock, is not subject to Swiss withholding tax and such qualification is still applicable at the time of the distribution;

  •
  all permits, registrations and consents required under the securities or blue sky laws in connection with the Separation and all other material governmental approvals and other consents necessary to consummate the Separation shall have been received; and

  •
  no order, injunction or decree issued by any governmental authority of competent jurisdiction or other legal restraint or prohibition preventing consummation of the distribution shall be in effect, and no other event outside the control of Tyco shall have occurred or failed to occur that prevents the consummation of the Separation.

        In addition, the Separation is also subject to the satisfaction or waiver of the following conditions prior to receipt of shareholder approval at the Special General Meeting (each of which we expect to have been satisfied prior to such time):

  •
  Tyco shall have received the opinion of McDermott Will & Emery LLP confirming the tax-free status of the Separation for U.S. federal income tax purposes; and

  •
  Tyco shall have received the opinion of Duff & Phelps relating to the solvency of Allied Holdco following completion of the Separation.

        In the event that shareholder approval of the Separation is received and the conditions to the Separation included in the shareholders resolution are met or otherwise satisfied prior to September 30, 2011, Tyco will be obligated to effect the Distribution. In the event these conditions to the Separation are not met or otherwise satisfied prior to September 30, 2011, the Separation will not take place.

Separation and Distribution Agreement (see page 58)

        The proposed Separation and Distribution Agreement, together with the other agreements we intend to enter into with Allied Holdco in connection with the Separation, which we collectively refer to in this proxy statement as the "The Separation Agreements", are described beginning on page 58 of this proxy statement and page [    •    ] of the Preliminary Information Statement included in Annex A to this proxy statement. As reflected on these pages, we are still in the process of finalizing the forms of the Separation Agreements and will modify this proxy statement, and Allied Holdco will amend its Registration Statement on Form 10 and the Preliminary Information Statement filed therewith, with further details regarding the Separation Agreements as they become available and in advance of the mailing of this proxy statement to Tyco shareholders. The forms of each of the Separation Agreements will be filed as an exhibit to Allied Holdco's Registration Statement on Form 10 and will be included as annexes to this proxy statement prior to the mailing of this proxy statement. We urge you to read each of the Separation Agreements in their entirety because they will be the legal documents governing the relationships between Tyco and Allied Holdco following completion of the Separation.

Expected Timing of the Separation (see page 48)

        Assuming the Special General Meeting is not adjourned or postponed and that Tyco shareholders approve the proposals required to complete the Separation, we would expect to complete the

Separation within [    •    ] days of the Special General Meeting, subject to the satisfaction of certain conditions described in this proxy statement. We expect that it will take the distribution agent for the special dividend, acting on behalf of Tyco, up to [    •    ] days after the distribution date to fully distribute the shares of Allied Holdco common stock to Tyco shareholders.

Adjustment of Tyco Equity Awards (see page 61)

        The equity awards held by directors and executive officers of Tyco will be adjusted in the same manner as similar awards held by other employees of Tyco granted under the same equity plans. Apart from such adjustments to equity awards, no other adjustments will be made to the compensation arrangements of employees of Tyco following the Separation.

        See the Preliminary Information Statement included as Annex A to this proxy statement for further information regarding adjustments to Tyco equity awards held by employees of Tyco who will become employees of Allied Holdco following the Separation.

Material U.S. Federal Income Tax Consequences of the Separation (see page 52)

        Tyco shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Separation except to the extent of cash received in lieu of fractional shares. See "The Separation—Certain Material U.S. Federal Income Tax Consequences" beginning on page 52 of this proxy statement for a more detailed description of the U.S. federal income tax consequences of the Separation.

Material Swiss Tax Consequences of the Separation (see page 55)

        Generally, Swiss withholding tax of 35% is due on dividends and similar distributions to our shareholders, regardless of the place of residency of the shareholder. Beginning on January 1, 2011, distributions by Tyco to shareholders out of contributed surplus accumulated on or after January 1, 1997 will be exempt from Swiss withholding tax. Tyco has obtained a ruling from the Swiss Federal Tax Administration confirming that the contributed surplus (Zuschuss) at the time of the special shareholders meeting of March 12, 2009, in the amount of CHF 36.3 billion, represents such contributed surplus as of such date. Accordingly, based on the Swiss Federal Withholding Tax Act, the special dividend should not be subject to Swiss federal withholding tax. Shareholders who are not resident in Switzerland for tax purposes, and who, during the respective taxation year, have not engaged in a trade or business carried on through a permanent establishment or fixed place of business situated in Switzerland for tax purposes, and who are not subject to corporate or individual income taxation in Switzerland for any other reason, will not be subject to any Swiss federal, cantonal or communal income tax on the special dividend, including any cash received in lieu of fractional shares of Allied Holdco common stock. Swiss resident individuals who hold their Tyco shares and, consequently, the entitlement to the special dividend, as private assets will not be subject to any Swiss federal, cantonal or communal income tax on the special dividend, including any cash received in lieu of fractional shares of Allied Holdco common stock. Corporate and individual shareholders who are residents in Switzerland for tax purposes or who hold their Tyco shares and, consequently, the entitlement to the special dividend, as part of a trade or business carried on in Switzerland (or, in the case of corporate and individual shareholders not resident in Switzerland, through a permanent establishment or fixed place of business situated in Switzerland for tax purposes), will be subject to Swiss federal, cantonal and communal income tax on the special dividend, including any cash received in lieu of fractional shares of Allied Holdco common stock, to the extent that the participation income cannot be reduced by a respective depreciation on the investment in Tyco and/or where the participation exemption (Beteiligungsabzug) is not applicable.

        Each shareholder is urged to consult his, her or its tax advisor as to the specific tax consequences of the Separation, including the special dividend, to that shareholder, including the effect of any U.S., state, local or foreign income tax consequences of the Separation.

Regulatory Approvals

        In connection with the Separation, apart from the filing of this proxy statement with the SEC and distribution of the proxy statement to Tyco shareholders in connection with the Special General Meeting, Allied Holdco is required to file with the SEC a Registration Statement on Form 10 together with certain exhibits thereto, including the final version of the Information Statement, in order to register Allied Holdco's common stock under the Exchange Act. The final version of the Information Statement will be delivered to Tyco shareholders holding Tyco common shares on the record date for the special dividend. A copy of the Preliminary Information Statement on file with the SEC as of the date of this proxy statement is included in this proxy statement in Annex A hereto. In addition, in connection with the Separation, Allied Holdco will apply to have its common stock listed on the New York Stock Exchange under the trading symbol "[    •    ]". The declaration by the SEC of the effectiveness of Allied Holdco's Registration Statement on Form 10 (and the absence of a stop order suspending the effectiveness of the Registration Statement) and acceptance of the Allied Holdco common stock for listing on the New York Stock Exchange, subject to official notice of issuance, are each a condition to completion of the Separation. You are urged to read carefully and in its entirety the Preliminary Information Statement included in Annex A to this proxy statement as it contains additional important information relating to the Separation and Allied Holdco. We expect that one or more amendments to the Preliminary Information Statement may be filed with the SEC between the date this proxy statement and the date of the Special General Meeting. Tyco shareholders holding Tyco common shares as of the record date for the special dividend (assuming shareholder approval is received at the Special General Meeting) are also encouraged to read the final information statement to be mailed to Tyco shareholders as of such date.

        In addition to the foregoing federal securities law requirements, Allied Holdco may be required to undertake certain registrations required under U.S. state securities or blue sky laws in connection with the Separation.

        Apart from the matters described above, Tyco is not aware of any other material state or federal regulatory requirements or approvals that must be complied with or obtained in connection with the Separation.

Appraisal Rights

        Under applicable Swiss law, holders of Tyco common shares are not entitled to appraisal rights in connection with the Separation.

Accounting Treatment of the Separation (see page 57)

        Upon completion of the Separation, Tyco's Electrical and Metal Products business is expected to be treated as a discontinued operation for Tyco's financial reporting purposes.

Description of Allied Holdco Common Stock; Rights of Allied Holdco Shareholders (see page 63)

        The rights of Tyco shareholders are currently governed by Tyco's articles of association and Swiss law. In the event that Tyco shareholders approve the proposals set forth in this proxy statement and the Separation is completed, those Tyco shareholders who receive Allied Holdco common stock in the special dividend will also become shareholders of Allied Holdco upon completion of the Separation. The rights afforded to shareholders of Allied Holdco common stock will be governed by Allied Holdco's certificate of incorporation, Allied Holdco's bylaws, and Delaware law. As a result, you will have different rights with respect to your Tyco shares relative to your Allied Holdco shares due to the differences in the governing documents and laws of Tyco and Allied Holdco. The key differences are described in the section titled "Comparison of Rights of Tyco Shareholders and Allied Holdco Shareholders following the Separation" beginning on page 63 of this proxy statement.

 SELECTED HISTORICAL COMBINED FINANCIAL DATA FOR THE
ELECTRICAL AND METAL PRODUCTS BUSINESS

        The historical selected combined financial and other operating data presented below have been prepared to include all of Tyco's Electrical and Metal Products business, and are a combination of the assets and liabilities that have been used in managing and operating this business. The combined financial statement of income data for the nine months ended June 25, 2010 and June 26, 2009 and the combined balance sheet data as of June 25, 2010 have been derived from the unaudited combined financial statements of Tyco's Electrical and Metal Products business included in the Preliminary Information Statement included in Annex A to this proxy statement. The combined statement of income data set forth below for the fiscal years ended September 25, 2009, September 26, 2008 and September 28, 2007 and the combined balance sheet data as of September 25, 2009 and September 26, 2008 are derived from the audited combined financial statements of the Electrical and Metal Products business included in the Preliminary Information Statement included in Annex A to this proxy statement. The combined statement of income data for the fiscal years ended September 29, 2006 and September 30, 2005 and the combined balance sheet data as of September 28, 2007, September 29, 2006 and September 30, 2005 are derived from unaudited combined financial statements that are not included in this proxy statement or in the Preliminary Information Statement included in Annex A to this proxy statement. The unaudited combined financial statements have been prepared on the same basis as the audited combined financial statements and, in the opinion of Allied Holdco management, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information set forth herein.

        The selected historical combined financial and other operating data presented below is a summary and should be read in conjunction with Allied Holdco's combined financial statements and accompanying notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Preliminary Information Statement included in Annex A to this proxy statement. The combined financial information may not be indicative of Allied Holdco's future performance and does not necessarily reflect what Allied Holdco's financial position and results of operations would have been had it operated as an independent, publicly-traded company during the periods presented, including changes that will occur in its operations and capitalization as a result of the Separation.

	Nine Months Ended June 25, 2010	Nine Months Ended June 26, 2009(1)
			Fiscal Year
			2009(1)	2008	2007	2006	2005
	($ in millions)
Combined Statement of Operations Data:
Net sales	$1,047	$1,097	$1,433	$2,318	$2,027	$1,969	$1,867
Cost of sales	856	1,002	1,282	1,762	1,698	1,497	1,432
Gross margin	191	95	151	556	329	472	435
Operating income (loss)	61	(971)	(963)	311	130	291	257
Income (loss) before income taxes	26	(996)	(1,004)	289	118	265	213
Net income (loss)	12	(961)	(969)	172	64	166	132

Combined Balance Sheet Data:
Total assets	$1,322		$1,241	$2,768	$2,530	$3,000	$2,312
Long-term debt, net, including due to Tyco and affiliates	411		652	710	735	730	745

(1)
The operating loss, loss before income taxes and net loss for both the nine months ended June 26, 2009 and fiscal 2009 include a goodwill impairment charge of $940 million.

 SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF TYCO

        The following table sets forth selected consolidated financial data of Tyco. This data is derived from Tyco's consolidated financial statements for nine months ended June 25, 2010 and June 26, 2009 and the five years ended September 25, 2009, September 26, 2008, September 28, 2007, September 29, 2006 and September 30, 2005. During the third quarter of fiscal 2010, the Company's European water business was classified as a discontinued operation. As a result, the selected financial data presented in Tyco's Form 10-K for the year ended September 25, 2009 has been recast below to reflect the European water business as a discontinued operation. This selected financial data should be read in conjunction with Tyco's Consolidated Financial Statements and related Notes incorporated by reference in this proxy statement.

	For the Nine Months Ended
			For the Years Ended
	June 25, 2010	June 26, 2009
			2009(3)	2008(4)	2007(5)	2006(6)	2005(7)
Consolidated Statements of Operations Data:
Net revenue	12,523	12,560	16,882	19,733	18,055	16,699	16,019
Income (loss) from continuing operations attributable to Tyco common shareholders(1)	852	(2,046)	(1,845)	1,062	(2,556)	775	541
Net income (loss) attributable to Tyco common shareholders(1)	866	(2,003)	(1,798)	1,553	(1,742)	3,590	3,094
Basic earnings per share attributable to Tyco common shareholders(1)(2):
Income (loss) from continuing operations	1.77	(4.32)	(3.90)	2.19	(5.16)	1.54	1.07
Net income (loss) attributable to Tyco common shareholders	1.80	(4.23)	(3.80)	3.21	(3.52)	7.14	6.15
Diluted earnings per share attributable to Tyco common shareholders(1)(2):
Income (loss) from continuing operations	1.76	(4.32)	(3.90)	2.18	(5.16)	1.51	1.05
Net income (loss) attributable to Tyco common shareholders	1.79	(4.23)	(3.80)	3.19	(3.52)	6.95	5.85
Cash dividends per share(8)	0.62	0.62	0.84	0.65	1.60	1.60	1.25
Consolidated Balance Sheet Data (End of Year)(9)
Total assets	26,908	25,263	25,553	28,804	32,815	63,011	62,465
Long-term debt	3,633	4,226	4,029	3,709	4,080	8,856	10,076
Total Tyco shareholders' equity(1)	14,125	12,595	12,941	15,494	15,624	35,387	32,619

(1)
In its first fiscal quarter of 2010, Tyco adopted the authoritative guidance for noncontrolling interests. The guidance, which is required to be adopted retrospectively, requires companies to reclassify noncontrolling interests (previously reported as minority interest) to a separate component of equity within the balance sheets, and further requires that net income (loss) reported on the statements of operations include noncontrolling interest in subsidiaries net income. Income (loss) attributable to Tyco common shareholders and noncontrolling interests in subsidiaries net income (loss) are reported separately. Previously, noncontrolling interests in subsidiaries net income (loss) were reported as minority interests. Earnings per share computations under the guidance continue to be based upon net income (loss) attributable to Tyco common shareholders, so the guidance has no impact on previously reported earnings per share. The effects of retrospectively adopting the authoritative guidance are not material to previously issued annual or interim financial statements, and previously issued financial statements have not been recast. However, income (loss) from continuing operations attributable to Tyco common shareholders, net income (loss) attributable to Tyco common shareholders and total Tyco shareholders' equity for the five years ended September 25, 2009, September 26, 2008, September 28, 2007, September 29, 2006 and September 30, 2005 presented in the table above have been adjusted from those previously reported in Tyco's Form 10-K for the fiscal year ended September 25, 2009 to conform to the presentation for the quarters ended June 25, 2010, March 26, 2010 and December 25, 2009.
  Tyco will adjust amounts previously reported in annual and interim financial statements on a prospective basis.

(2)
In its first fiscal quarter of 2010, Tyco adopted the authoritative guidance for determining whether instruments granted in share-based payment transactions are participating securities. The guidance, which is required to be adopted retrospectively, requires earnings to be allocated to participating securities in calculating earnings per share under the two-class method. Previously, earnings were allocated solely to common shares. The effects of retrospectively adopting the authoritative guidance are not material to previously issued basic and diluted earnings per share, and previously issued financial statements have not been recast. Basic earnings per share for the fiscal years 2006 and 2005 presented in the table above have been adjusted from those previously reported in Tyco's Annual Report on Form 10-K for the fiscal year ended September 25, 2009 to conform to the presentation for the quarters ended June 25, 2010, March 26, 2010 and December 25, 2009. No impact was noted for fiscal 2008. Fiscal years 2009 and 2007 were not impacted as Tyco was in a loss position in those fiscal years and the effects were anti-dilutive. No impacts were noted in calculating diluted earnings per share as diluted earnings per share as reported were more dilutive than the earnings per share calculated under the two-class method. Tyco will adjust amounts previously reported in annual and interim financial statements on a prospective basis.

(3)
Loss from continuing operations attributable to Tyco common shareholders for the year ended September 25, 2009 includes goodwill and intangible asset impairment charges of $2.7 billion, which was recorded during the quarter ended March 27, 2009, $250 million of restructuring, asset impairment and divestiture charges, net, and $33 million of incremental stock option charges for share based payment transactions. Loss from continuing operations attributable to Tyco common shareholders also includes charges of $125 million related to unresolved legacy security litigation matters the majority of which were recorded during the nine months ended June 26, 2009. Net loss attributable to Tyco common shareholders also includes $47 million of income, net of income taxes, from discontinued operations.

(4)
Income from continuing operations attributable to Tyco common shareholders for the year ended September 26, 2008 includes a class action settlement credit, net of $10 million, $10 million of goodwill and intangible asset impairment charges, $4 million of separation costs, restructuring, asset impairment and divestiture charges, net of $247 million, $42 million of incremental stock option charges for share based payment transactions and a $258 million loss on extinguishment of debt related to consent solicitations and exchange offers and termination of a bridge loan facility. Net income attributable to Tyco common shareholders also includes $491 million of income, net of income taxes, from discontinued operations.

(5)
Loss from continuing operations attributable to Tyco common shareholders for the year ended September 28, 2007 includes a class action settlement charge, net of $2.9 billion, $105 million of separation costs, a $59 million goodwill and intangible asset impairment charges related to the reorganization to a new management and segment reporting structure, restructuring, asset impairment and divestiture charges, net of $194 million, $120 million of incremental stock option charges for share based payment transactions, a $259 million loss related to the early retirement of debt and $95 million of tax charges related to the Separation primarily for the write-off of deferred tax assets that will no longer be realizable. Net loss attributable to Tyco common shareholders also includes $827 million of income, net of income taxes, from discontinued operations.

(6)
Income from continuing operations attributable to Tyco common shareholders for the year ended September 29, 2006 includes a charge of $100 million related to the Voluntary Replacement Program, which is included in cost of sales. Also included are $49 million of separation costs, restructuring, asset impairment and divestiture charges, net of $15 million, $84 million of incremental stock option charges for share based payment transactions, $72 million of income related to a settlement with a former executive and $48 million of income resulting from a reduction in our estimated workers' compensation liabilities primarily due to favorable claims experience. Net income attributable to Tyco common shareholders includes $2.8 billion of income, net of income taxes, from discontinued operations as well as a $14 million loss, net of income taxes related to a cumulative effect adjustment recorded in conjunction with our accounting for conditional asset retirement obligations.

(7)
Income from continuing operations attributable to Tyco common shareholders for the year ended September 30, 2005 includes restructuring, asset impairment and divestiture charges, net of $41 million, a $70 million charge related to certain former executives' employment, a $50 million charge related to an SEC enforcement action, a loss of $405 million related to the retirement of debt as well as $109 million of income related to a court-ordered restitution award. Net income attributable to Tyco common shareholders also includes $2.6 billion of income, net of income taxes, from discontinued operations as well as a $21 million gain, net of income taxes, related to a cumulative effect adjustment recorded in conjunction with the change in measurement date for pension and postretirement benefit plans.

(8)
Cash dividends per share for the years ended 2007, 2006 and 2005 represent that of Tyco prior to the spin-offs of Covidien and Tyco Electronics.

(9)
The decrease in total assets, long-term debt and shareholders' equity in 2007 is primarily related to the spin-offs of Covidien and Tyco Electronics.

 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF TYCO

        The following Unaudited Pro Forma Condensed Consolidated Financial Statements were derived from our Historical Consolidated Financial Statements and give effect to the Separation. During the third quarter of fiscal 2010, the Company's European water business was classified as a discontinued operation. As a result, the historical financial data presented in the pro forma consolidated financial statements has been recast to reflect the European water business as a discontinued operation. These Unaudited Pro Forma Condensed Consolidated Financial Statements should be read together with our Historical Consolidated Financial Statements and accompanying Notes.

        The Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended June 25, 2010 and June 26, 2009 and fiscal years 2009, 2008 and 2007 present our results of operations assuming the Separation had been completed as of September 30, 2006. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 25, 2010 presents our consolidated financial position assuming that the Separation had been completed on that date. Specifically, the pro forma adjustments include giving effect to the following:

  •
  the receipt of a cash payment from Allied of $[    •    ] million in settlement of the net balance due to Tyco at the date of the Separation; and

  •
  the distribution of the common shares of our electrical and metal products business to our shareholders, on a pro rata basis, through a tax-free dividend and other adjustments resulting from the Separation.

        The assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Consolidated Financial Statements. We believe the assumptions used and pro forma adjustments derived from such assumptions, are reasonable under the circumstances and are based upon currently available information.

        These Unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of our results of operations or financial condition had the Separation been completed on the dates assumed. Additionally, these statements are not necessarily indicative of our future results of operations or financial condition.

        The Unaudited Pro Forma Consolidated Statements of Operations do not reflect material non-recurring charges related to Separation costs, which we anticipate will affect the Consolidated Statement of Income within 12 months following the distribution date. We currently estimate that the total income statement charges will be approximately $[    •    ] million after-tax. The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Note (e) thereto reflect the impact of these non-recurring charges.

TYCO INTERNATIONAL LTD.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For The Nine Months Ended June 25, 2010

(dollars in millions, except per share data)

		Pro Forma Adjustments
	Historical	Distribution of Electrical and Metal Products Business (a)	Other Adjustments		Pro Forma for the Separation
Revenue from product sales	$7,366	$(1,029)				$6,337
Service revenue	5,157	—				5,157

Net revenue	12,523	(1,029)				11,494
Cost of product sales	5,218	(836)				4,382
Cost of services	2,694	—				2,694
Selling, general and administrative expenses	3,380	(102)	(2	)(b)		3,276
Restructuring, asset impairment and divestiture charges, net	26	(4)				22

Operating income	1,205	(87)	2			1,120
Interest income	24	(1)				23
Interest expense	(221)	—				(221)
Other (expense) income, net	(73)	—				(73)

Income from continuing operations before income taxes and non-controlling interest	935	(88)	2			849
Income tax (expense) benefit	(78)	24	(1	)(b)		(55)
Less: non-controlling interest in subsidiaries income	5	—				5

Income from continuing operations attributable to Tyco common shareholders	$852	$(64)	$1			$789

Basic earnings per share from continuing operations attributable to Tyco common shareholders	$1.77				$	[•]
Diluted earnings per share from continuing operations attributable to Tyco common shareholders	$1.76				$	[•]
Weighted-average number of shares outstanding:
Basic (c)	481					[•]
Diluted (c)	484					[•]

See Notes to Pro Forma Consolidated Financial Statements.

TYCO INTERNATIONAL LTD.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For The Nine Months Ended June 26, 2009

(dollars in millions, except per share data)

		Pro Forma Adjustments
	Historical	Distribution of Electrical and Metal Products Business (a)	Other Adjustments	Pro Forma for the Separation
Revenue from product sales	$7,576	$(1,071)			$6,505
Service revenue	4,984	—			4,984

Net revenue	12,560	(1,071)			11,489
Cost of product sales	5,495	(979)			4,516
Cost of services	2,634	—			2,634
Selling, general and administrative expenses	3,422	(103)			3,319
Goodwill and intangible asset impairments	2,705	(940)			1,765
Restructuring, asset impairment and divestiture charges, net	119	—			119

Operating loss	(1,815)	951			(864)
Interest income	32	(1)			31
Interest expense	(225)	—			(225)
Other income, net	11	—			11

Loss from continuing operations before income taxes and non-controlling interest	(1,997)	950			(1,047)
Income tax expense	(47)	(28)			(75)
Less: non-controlling interest in subsidiaries net income	2	—			2

Loss from continuing operations attributable to Tyco common shareholders	$(2,046)	$922			$(1,124)

Basic loss per share from continuing operations attributable to Tyco common shareholders	$(4.33)			$	[•]
Diluted loss per share from continuing operations attributable to Tyco common shareholders	$(4.33)			$	[•]
Weighted-average number of shares outstanding:
Basic (c)	473				[•]
Diluted (c)	473				[•]

See Notes to Pro Forma Consolidated Financial Statements.

TYCO INTERNATIONAL LTD.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For The Fiscal Year Ended September 25, 2009

(dollars in millions, except per share data)

		Pro Forma Adjustments
	Historical	Distribution of Electrical and Metal Products Business (a)	Other Adjustments	Pro Forma for the Separation
Revenue from product sales	$10,134	$(1,400)			$8,734
Service revenue	6,748	—			6,748

Net revenue	16,882	(1,400)			15,482
Cost of product sales	7,314	(1,253)			6,061
Cost of services	3,556	—			3,556
Selling, general and administrative expenses	4,599	(136)			4,463
Goodwill and intangible asset impairments	2,705	(941)			1,764
Restructuring, asset impairment and divestiture charges, net	214	(8)			206

Operating loss	(1,506)	938			(568)
Interest income	44	(3)			41
Interest expense	(301)	—			(301)
Other expense, net	(7)	—			(7)

Loss from continuing operations before income taxes and non-controlling interest	(1,770)	935			(835)
Income tax expense	(71)	(34)			(105)
Less: non-controlling interest in subsidiaries net income	4	—			4

Loss from continuing operations attributable to Tyco common shareholders	$(1,845)	$901			$(944)

Basic loss per share from continuing operations attributable to Tyco common shareholders	$(3.90)			$	[•]
Diluted loss per share from continuing operations attributable to Tyco common shareholders	$(3.90)			$	[•]
Weighted-average number of shares outstanding:
Basic (c)	473				[•]
Diluted (c)	473				[•]

See Notes to Pro Forma Consolidated Financial Statements

TYCO INTERNATIONAL LTD.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For The Fiscal Year Ended September 26, 2008

(dollars in millions, except per share data)

		Pro Forma Adjustments
	Historical	Distribution of Electrical and Metal Products Business (a)	Other Adjustments	Pro Forma for the Separation
Revenue from product sales	$12,602	$(2,265)			$10,337
Service revenue	7,131	—			7,131

Net revenue	19,733	(2,265)			17,468
Cost of product sales	8,858	(1,723)			7,135
Cost of services	3,922	—			3,922
Selling, general and administrative expenses	4,824	(179)			4,645
Goodwill and intangible asset impairments	10	—			10
Restructuring, asset impairment and divestiture charges, net	223	(33)			190

Operating income	1,896	(330)			1,566
Interest income	112	—			112
Interest expense	(396)	—			(396)
Other expense, net	(223)	—			(223)

Income from continuing operations before income taxes and non-controlling interest	1,389	(330)			1,059
Income tax expense	(326)	129			(197)
Less: non-controlling interest in subsidiaries net income	1	—			1

Income from continuing operations attributable to Tyco common shareholders	$1,062	$(201)			$861

Basic earnings per share from continuing operations attributable to Tyco common shareholders	$2.19			$	[•]
Diluted earnings per share from continuing operations attributable to Tyco common shareholders	$2.18			$	[•]
Weighted-average number of shares outstanding:
Basic (c)	484				[•]
Diluted (c)	488				[•]

See Notes to Pro Forma Consolidated Financial Statements.

TYCO INTERNATIONAL LTD.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

For The Fiscal Year Ended September 28, 2007

(dollars in millions, except per share data)

		Pro Forma Adjustments
	Historical	Distribution of Electrical and Metal Products Business (a)	Other Adjustments	Pro Forma for the Separation
Revenue from product sales	$11,395	$(1,958)			9,437
Service revenue	6,660	—			6,660

Net revenue	18,055	(1,958)			16,097
Cost of product sales	8,179	(1,677)			6,502
Cost of services	3,722	—			3,722
Selling, general and administrative expenses	4,715	(156)			4,559
Class action settlement, net	2,862	—			2,862
Separation costs	105				105
Goodwill and intangible asset impairments	59	—			59
Restructuring, asset impairment and divestiture charges, net	187	(7)			180

Operating loss	(1,774)	(118)			(1,892)
Interest income	103	(1)			102
Interest expense	(312)	—			(312)
Other expense, net	(257)	—			(257)

Loss from continuing operations before income taxes and non-controlling interest	(2,240)	(119)			(2,359)
Income tax benefit	(312)	50			(262)
Less: non-controlling interest in subsidiaries net income	4	—			4

Income from continuing operations attributable to Tyco common shareholders	$(2,556)	$(69)			$(2,625)

Basic earnings per share from continuing operations attributable to Tyco common shareholders	$(5.16)			$	[•]
Diluted earnings per share from continuing operations attributable to Tyco common shareholders	$(5.16)			$	[•]
Weighted-average number of shares outstanding:
Basic (c)	495				[•]
Diluted (c)	495				[•]

See Notes to Pro Forma Consolidated Financial Statements.

TYCO INTERNATIONAL LTD.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

As of June 25, 2010

(dollars in millions)

		Pro Forma Adjustments
	Historical	Distribution of Electrical and Metal Products Business (a)	Other Adjustments		Pro Forma for the Separation
Assets
Current Assets:
Cash and cash equivalents	$1,823	$(13)	[•]	(d)	$1,810
Accounts receivable, less allowance for doubtful accounts	2,416	(230)			2,186
Inventories	1,417	(295)			1,122
Prepaid expenses and other current assets	949	(29)			920
Deferred income taxes	414	(24)			390
Assets held for sale	310	—			310

Total current assets	7,329	(591)			6,738

Property, plant and equipment, net	4,090	(237)			3,853
Goodwill	9,388	(4)			9,384
Intangible assets, net	3,417	(8)			3,409
Other assets	2,684	(54)			2,630

Total Assets	$26,908	$(894)			$26,014

Liabilities and Equity
Current Liabilities:
Loan payable and current maturities of long-term debt	$535	$—			$535
Accounts payable	1,213	(138)			1,075
Accrued and other current liabilities	2,470	(70)			2,400
Accrued and other current liabilities	644	(2)			642
Liabilities held for sale	97	—			97

Total current liabilities	4,959	(210)			4,749
Long-term debt	3,633	(1)			3,632
Deferred Revenue	1,101	—			1,101
Other liabilities	3,074	(60)			3,014

Total Liabilities	12,767	(271)			12,496
Total Tyco Shareholders' Equity	14,125	(623)	[•]	(e)	13,502
Non-controlling interest	16	—			16

Total Equity	14,141	(623)			13,518

Total Liabilities and Equity	$26,908	$(894)			$26,014

See Notes to Pro Forma Consolidated Financial Statements.

TYCO INTERNATIONAL LTD.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(a)
Reflects the operations, assets, liabilities and equity of the electrical and metal products business, the common shares of which are to be distributed to our shareholders upon Separation.

(b)
Represents an adjustment to eliminate $2.2 million in advisory, legal and regulatory costs related to the Separation incurred during the nine months ended June 25, 2010, and $0.8 million of related tax benefit for the nine months ended June 25, 2010, which are not expected to have a continuing impact on Tyco's results.

(c)
Pro forma adjustments to weighted average basic and diluted shares outstanding relating to the impact on shares as a result of the Separation have been excluded as such adjustments are not currently determinable.

(d)
To adjust cash and cash equivalents, as follows (in millions):

Payment made by Allied to Tyco to settle the amount due to Tyco upon the Separation:	[•]
Estimate of future Separation-related transaction costs	[•]
Total adjustment to cash and cash equivalents	$[•]
(e)
Represents increase/decrease to our Shareholders' Equity as a result of (i) payment from TEMP of $[    •    ] million to settle notes payable due to Tyco, and (ii) an estimated charge of $[    •    ] million related to estimated Separation-related costs.

 HISTORICAL AND PRO FORMA PER SHARE DATA

        The following table contains certain historical per share data of Tyco and Allied Holdco on an unaudited pro forma basis as if the Separation had been completed as of the beginning of the periods presented.

        The unaudited pro forma combined per share data was derived from financial information of Tyco incorporated by reference into this proxy statement. The information in the table should be read in conjunction with the historical financial statements of Tyco and related notes, which are incorporated by reference in this proxy statement, the Unaudited Pro Forma Consolidated Financial Data for Tyco beginning on page 26 of this proxy statement, and the historical combined financial statements of the Electrical and Metal Products business included elsewhere in this proxy statement. The unaudited pro forma data is not necessarily indicative of the consolidated financial position, results of operations in future periods or the results that actually would have been realized had Tyco completed the Separation as of the beginning of the periods presented.

	For the Nine Months Ended				For the Years Ended
	June 25, 2010		June 26, 2009		2009		2008		2007		2006		2005
Tyco
Income (loss) from continuing operations per share attributable to Tyco common shareholders—basic:		$852		$(2,046)		$(1,845)		$1,062		$(2,556)		$775		$541
Historical		$1.77		$(4.32)		$(3.90)		$2.19		$(5.16)		$1.54		$1.07
Pro forma	$		$		$		$		$		$		$
Income (loss) from continuing operations per share attributable to Tyco common shareholder—diluted:
Historical		$1.76		$(4.32)		$(3.90)		$2.18		$(5.16)		$1.51		$1.05
Pro forma	$		$		$		$		$		$		$
Cash dividends per common share(1):
Historical		$0.62		$0.62		$0.84		$0.65		$1.60		$1.60		$1.25
Pro forma		$0.62		$0.62		$0.84		$0.65		$1.60		$1.60		$1.25
Book value per common share:
Historical		$28.02		$26.59		$27.29		$32.77		$31.48		$71.05		$64.84
Pro forma	$
Allied Holdco(2)
Book value per common share:
Historical (in millions)		$3.2		7.5		$2.9		17.7		$15.2		19.4		$12.5
Pro forma	$				$				$

(1)
Beginning in Tyco's second fiscal quarter of 2009, Tyco has made dividend payments in the form of capital reductions, which are denominated in Swiss francs and have the effect of reducing the par value of each of Tyco's registered shares. Amounts in the table above represent the U.S. dollar equivalent of such dividends.

(2)
Allied Holdco is not a publicly traded company and, accordingly, no information is presented regarding its earnings per share, pro forma earnings per share or cash dividends per share. Since its formation in 2010, Allied US Holdings, Inc. has had 100 shares issued and held by a subsidiary of Tyco.

 RISK FACTORS

        In addition to the other information included or incorporated by reference in this proxy statement, you should carefully consider the matters described below relating to the proposed Separation in deciding whether to vote for approval of the proposals presented in this proxy statement. Additional risks and uncertainties not presently known to Tyco or that are not currently believed to be material, if they occur, also may adversely affect the Separation and Tyco and/or Allied Holdco as independent companies.

        In addition to the matters described below, you should also carefully consider the matters described under the section titled "Risk Factors" beginning on page 17 of the Preliminary Information Statement included in Annex A to this proxy statement for certain additional risks relating to the Separation, Allied Holdco's business and Allied Holdco's common stock following the Separation assuming approval of the proposals required for the Separation is obtained from Tyco shareholders at the Special General Meeting.

         We may be unable to achieve some or all of the benefits that we expect to achieve from the Separation.

        Although we believe that separating the Electrical and Metal Products business by means of the Separation will provide financial, operational, managerial and other benefits to Tyco, including those discussed under "The Separation—Tyco's Reasons for the Separation" beginning on page 51 of this proxy statement, the Separation may not provide the results on the scope or on the scale anticipated by Tyco, and the assumed benefits of the Separation may not be fully realized. Accordingly, the Separation might not provide Tyco the benefits or generate value for its shareholders in excess of the benefits and value that might have been created or realized had Tyco retained the Electrical and Metal Products business or undertaken another strategic alternative involving the Electrical and Metal Products business.

         The trading price of Tyco common shares may experience volatility for a period of time following the Separation.

        We expect the trading price of Tyco common shares immediately following the Separation to be lower than immediately prior to the Separation because the trading price for our shares will no longer reflect the value of the Electrical and Metal Products business. In addition, until the market has fully analyzed the value of Tyco without our Electrical and Metal Products business, the price of our common shares may fluctuate.

         Following the Separation, the value of your Tyco common shares and Allied Holdco common stock may collectively trade at an aggregate price less than that at which Tyco shares might trade had the Separation not occurred.

        For a number of factors, including the future performance of Tyco and Allied Holdco as separate, independent companies, the future shareholder base and market for Tyco and Allied Holdco common shares and the prices at which these shares individually trade, and other factors described elsewhere in this proxy statement, the Tyco common shares and Allied Holdco common stock that you may hold following the Separation may collectively trade at a value less than the price at which Tyco common shares might have traded had the Separation not occurred and Tyco continued to own the Electrical and Metal Products business.

         Allied Holdco may have difficulty operating as an independent, publicly-traded company.

        As an independent, publicly-traded company, we believe that Allied Holdco's business will benefit from, among other things, allowing it to better focus its financial and operational resources on its specific business, allowing its management to design and implement corporate strategies and policies that are based primarily on the business characteristics and strategic decisions of Allied Holdco's business, allowing it to more effectively respond to industry dynamics and allowing the creation of effective incentives for its management and employees that are more closely tied to Allied Holdco's business performance. However, Allied Holdco may not be able to achieve some or all of the benefits that we believe Allied Holdco can achieve as an independent company in the time we expect, if at all. Furthermore, Allied Holdco has historically operated as part of Tyco's corporate organization, and Tyco has assisted Allied Holdco by providing certain corporate functions and has benefited from certain of Tyco's commercial relationships. Because Allied Holdco's business has previously operated as part of the wider Tyco organization, Allied Holdco may not be able to successfully implement the changes necessary to operate independently and may incur additional costs that could adversely affect its business.

         As an independent, publicly-traded company, Allied Holdco may not enjoy the same benefits that it did as a segment of Tyco.

        There is a risk that, by separating from Tyco, Allied Holdco may become more susceptible to market fluctuations and other adverse events than it would have been if it were still a part of the current Tyco organizational structure. As part of Tyco, Allied Holdco has been able to enjoy certain benefits from Tyco's operating diversity, purchasing power, available capital for investments and opportunities to pursue integrated strategies with Tyco's other businesses. As an independent, publicly traded company, Allied Holdco will not have similar diversity or integration opportunities and may not have similar purchasing power or access to capital markets. Furthermore, because Allied Holdco's legal and capital structure and sources of revenue and income will be different than Tyco's when it is an independent company, its effective tax rate will be higher than Tyco's effective tax rate following the Separation, and its credit rating is likely to be lower than Tyco's.

         If the Separation or certain internal transactions undertaken in anticipation of the Separation are determined to be taxable for U.S. federal income tax purposes, we, our shareholders that are subject to U.S. federal income tax and Allied Holdco could incur significant U.S. federal income tax liabilities.

        We are seeking a private letter ruling from the Internal Revenue Service substantially to the effect that, for U.S. federal income tax purposes, the Separation will qualify as tax-free under Section 355 of the Code, except for cash received in lieu of fractional shares of Allied Holdco stock. The private letter ruling also will provide that certain internal transactions undertaken in anticipation of the Separation will qualify for favorable treatment under the Code. In addition to obtaining the private letter ruling, we expect to receive an opinion from the law firm of McDermott Will & Emery LLP confirming the tax-free status of the Separation. The private letter ruling and the opinion will rely on certain facts and assumptions, and certain representations and undertakings, from us and Allied Holdco regarding the past and future conduct of our respective businesses and other matters. Notwithstanding the private letter ruling and the opinion, the Internal Revenue Service could determine on audit that the Separation or the internal transactions should be treated as taxable transactions if it determines that any of these facts, assumptions, representations or undertakings is not correct or has been violated, or that the Separation or the internal transaction should be taxable for other reasons, including as a result of significant changes in stock or asset ownership after the Separation. If the Separation ultimately is determined to be taxable, the Separation could be treated as a taxable dividend or capital gain to you for U.S. federal income tax purposes, and you could incur significant U.S. federal income tax liabilities. In addition, Tyco would recognize gain in an amount equal to the excess of the fair market value of shares of Allied Holdco common stock distributed to Tyco shareholders on the distribution date over Tyco's tax basis in such shares of Allied Holdco common stock, but such gain, if recognized, generally would not be subject to U.S. federal income tax. However, we or Allied Holdco could incur significant U.S. federal income tax liabilities if it is ultimately determined that certain internal transactions undertaken in anticipation of the Separation should be treated as taxable transactions.

         If the Separation is determined to be taxable for Swiss withholding tax purposes, we and Allied Holdco could incur significant Swiss withholding tax liabilities.

        Generally, Swiss withholding tax of 35% is due on dividends and similar distributions to our shareholders, regardless of the place of residency of the shareholder. Beginning on January 1, 2011, distributions to shareholders out of contributed surplus accumulated on or after January 1, 1997 will be exempt from Swiss withholding tax. We have obtained a ruling from the Swiss Federal Tax Administration confirming that the contributed surplus (Zuschuss) at the time of the special shareholders meeting of March 12, 2009 in the amount of approximately CHF 36.3 billion represents such contributed surplus as of such date. We also have obtained a second tax ruling from the Swiss Federal Tax Administration confirming that the distribution out of contributed surplus, as contemplated by the Separation, will not be subject to Swiss federal withholding tax. Accordingly, based on the Swiss Federal Withholding Tax Act, the Separation should not be subject to Swiss federal withholding tax. These tax rulings will rely on certain facts and assumptions, and certain representations and undertakings, from us regarding the past conduct of our businesses and other matters. Notwithstanding the tax rulings, the Swiss Federal Tax Administration could determine on audit that the Separation should be treated as a taxable transaction for withholding tax purposes if it determines that any of these facts, assumptions, representations or undertakings is not correct or has been violated. If the Separation ultimately is determined to be taxable for withholding tax purposes, we and Allied Holdco could incur material Swiss withholding tax liabilities that could significantly detract from, or eliminate, the benefits of the Separation.

         We might not be able to engage in desirable strategic transactions and equity issuances following the Separation because of restrictions relating to U.S. federal income tax requirements for tax-free distributions.

        Our ability to engage in significant equity transactions could be limited or restricted after the Separation in order to preserve for U.S. federal income tax purposes the tax-free nature of the Separation. In addition, similar limitations and restrictions will apply to Allied Holdco. Even if the Separation otherwise qualifies for tax-free treatment under Sections 355 of the Code, it may result in corporate level taxable gain to Tyco under Section 355(e) of the Code if 50% or more, by vote or value, of shares of our common shares or Allied Holdco's common stock are acquired or issued as part of a plan or series of related transactions that includes the Separation. For this purpose, any acquisitions or issuances of our common shares within two years before the Separation, and any acquisitions or issuances of Allied Holdco's common stock or our common shares within two years after the Separation, generally are presumed to be part of such a plan, although we or Allied Holdco may be able to rebut that presumption. We are not aware of any acquisitions or issuances of our common shares within the two years before the date of this proxy statement that would be considered to occur as part of a plan or series of related transactions that includes the Separation. If an acquisition or issuance of shares of our common shares or Allied Holdco's common stock triggers the application of Section 355(e) of the Code, we would recognize taxable gain as described above, but such gain generally would not be subject to U.S. federal income tax. However, certain of our subsidiaries or subsidiaries of Allied Holdco could incur significant U.S. federal income tax liabilities as a result of the application of Section 355(e) of the Code.

         There is no existing market for Allied Holdco common stock and we cannot be certain that an active trading market will develop or be sustained after the Separation, and following the Separation, Allied Holdco's stock price may fluctuate significantly.

        There is currently no public market for Allied Holdco common stock. It is anticipated that before the distribution date for the special dividend distributing Allied Holdco common stock, trading of shares of Allied Holdco's common stock would begin on a "when-issued" basis and such trading would continue up to and including the distribution date. However, there can be no assurance that an active trading market for Allied Holdco's common stock will develop as a result of the Separation or be sustained in the future. The lack of an active market may make it more difficult for you to sell Allied Holdco shares and could lead to the share price for Allied Holdco common stock being depressed or more volatile.

         Substantial sales of shares of Allied Holdco common stock may occur in connection with the Separation, which could cause Allied Holdco's stock price to decline.

        The shares of Allied Holdco common stock that we may distribute to our shareholders generally may be sold immediately in the public market. Although we have no actual knowledge of any plan or intention on the part of any significant shareholder to sell shares of Allied Holdco common stock following the Separation, it is likely that some of our shareholders will sell shares of Allied Holdco common stock received in the Separation if, for reasons such as Allied Holdco's business profile or market capitalization as an independent company, Allied Holdco does not fit their investment objectives. In particular, we are a member of the S&P 500 Index, while Allied Holdco will not be and, accordingly, certain of our shareholders may elect or be required to sell Allied Holdco shares following the Separation due to investment guidelines or other reasons. The sales of significant amounts of Allied Holdco common stock or the perception in the market that this will occur may result in the lowering of the market price of Allied Holdco common stock.

         The Allied Holdco shares to be received by Tyco shareholders as a result of the Separation will have different rights from Tyco common shares.

        Following completion of the Separation, Tyco shareholders receiving Allied Holdco common stock will be shareholders of Allied Holdco, a Delaware corporation, in addition to shareholders of Tyco, a Swiss company limited by shares. There are important differences between the rights of Tyco shareholders and the rights of Allied Holdco shareholders. See "Comparison of Rights of Current Tyco Shareholders and Allied Holdco Shareholders Following the Separation" beginning on page 63 of this proxy statement for a discussion of the different rights associated with Tyco common shares and Allied Holdco common stock.

         Failure to complete the Separation could negatively impact the stock price and future business and financial results of Tyco.

        If the Separation is not completed, our ongoing businesses may be adversely affected and we will be subject to certain risks and consequences, including the following:

  •
  we will be required to pay certain costs and expenses relating to the Separation, whether or not the Separation is completed, such as legal and accounting fees; and

  •
  matters relating to the Separation may require substantial commitments of time and resources by Tyco and Allied Holdco management, which could otherwise have been devoted to other opportunities that may have been beneficial to Tyco and Allied Holdco.

        In addition, if the Separation is not completed, we may experience negative reactions from the financial markets.

 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        Statements set forth or incorporated by reference herein concerning expectations of financial or operational performance or economic outlook, or concerning other future events or results, or which refer to matters which are not historical facts, are "forward-looking statements" within the meaning of the U.S. federal securities laws. Similarly, statements that describe Tyco's (or Allied Holdco's) objectives, expectations, plans or goals are forward-looking statements. Forward-looking statements include, without limitation, Tyco's expectations concerning the outlook for its or Allied Holdco's businesses, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of Tyco or Allied Holdco as set forth in the sections of this proxy statement titled "The Separation—Tyco's Reasons for the Merger; Recommendation of the Tyco Board of Directors". Forward-looking statements also include statements regarding the expected benefits of the proposed Separation.

        Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to:

  •
  the matters described in the section titled "Risk Factors" beginning on page 35 of this proxy statement and the section titled "Risk Factors" beginning on page 17 of the Preliminary Information Statement included in Annex A to this proxy statement;

  •
  the ability of either Tyco or Allied Holdco to realize the intended benefits of the Separation;

  •
  adverse changes in economic, legal or industry conditions, both in North America and globally;

  •
  continuing volatility in the capital or credit markets and other changes in the securities and capital markets;

  •
  changes affecting customers or suppliers;

  •
  competition and consolidation in the industries in which Tyco and Allied Holdco compete;

  •
  developments and changes in laws and regulations;

  •
  developments in and losses resulting from claims and litigation;

  •
  natural events such as severe weather, fires, floods and earthquakes, or acts of terrorism;

  •
  changes in tax laws and rules, and other regulatory matters, both in the U.S. and abroad;

  •
  changes in operating conditions and costs;

  •
  economic and political conditions in international markets; and

  •
  the extent of Tyco's or Allied Holdco's ability to achieve their respective operational and financial goals and initiatives.

        In addition, the Separation is subject to the satisfaction of the conditions to the completion of the Separation, the possibility that the Separation is not completed, and risks that the proposed Separation disrupts current plans and operations and business relationships or poses difficulties in attracting or retaining employees for either Tyco or Allied Holdco.

        We caution against placing undue reliance on forward-looking statements, which reflect our current beliefs and are based on information currently available to us as of the date a forward-looking statement is made. Forward-looking statements set forth or incorporated by reference herein speak only as of the date of this proxy statement or the date of the document incorporated by reference into this proxy statement, as the case may be. We undertake no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear in Tyco's public filings with the SEC, which are accessible at www.sec.gov, and which you are advised to consult. For additional information, please see the section titled "Where You Can Find More Information" beginning on page 85.

 THE SPECIAL GENERAL MEETING

Date, Time and Place

        A Special General Meeting of shareholder of Tyco will be held be held at [    •    ] on [    •    ], [    •    ] at [    •    ], Central European Time, unless otherwise postponed or adjourned.

Matters to be Considered

        The purposes of the Special General Meeting are to consider and vote on the following proposals:

  1.
  To approve the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations of Tyco's subsidiaries) and Tyco's consolidated financial statements for the year ended September 24, 2010; and

  2.
  To approve the following:

  (a)
  the allocation of fiscal year 2010 results; and

  (b)
  subject to the satisfaction or waiver prior to September 30, 2011 of the conditions set forth below, the distribution to Tyco shareholders, based on a distribution ratio of one share of Allied Holdco common stock for every [    •    ] Tyco common shares outstanding as of the record date for the special dividend (which record date is expected to be established by Tyco's Board of Directors shortly following the Special General Meeting), of 100% of the outstanding shares of Allied Holdco common stock, to be made in the form of a special dividend out of Tyco's "contributed surplus" equity position in its statutory accounts. The deduction to Tyco's contributed surplus shall be determined by multiplying the number of Allied Holdco shares distributed in the special dividend by the "when-issued" trading price of Allied Holdco common stock on the last trading day prior to payment of the special dividend, subject to an aggregate cap of CHF [    •    ]. Payment of the special dividend shall be subject to the satisfaction prior to September 30, 2011 of the following conditions:

  •
  the SEC shall have declared effective Allied Holdco's Registration Statement on Form 10, including the information statement contained therein, under the Exchange Act, and no stop order suspending the effectiveness of the Registration Statement shall be in effect;

  •
  Allied Holdco's common stock shall have been accepted for listing on the New York Stock Exchange, subject to official notice of issuance;

  •
  Tyco shall have received a private letter ruling from the Internal Revenue Service substantially to the effect that, for U.S. federal income tax purposes, except for cash received in lieu of fractional shares of Allied Holdco common stock, (i) the Separation will qualify as tax-free under Section 355 of the Code and (ii) certain internal transactions undertaken in anticipation of the Separation will qualify for favorable treatment under the Code; and such conclusions and the assumptions upon which conclusions are made shall still be valid and in effect as of immediately prior to the distribution of Allied Holdco common stock;

  •
  Tyco shall have received a ruling from the Swiss Federal Tax Administration regarding the Swiss withholding tax consequences of the distribution of shares of Allied Holdco common stock to Tyco shareholders substantially to the effect that such distribution, including cash received in lieu of fractional shares of Allied Holdco common stock, is not subject to Swiss withholding tax and such qualification is still applicable at the time of the distribution;

      •
      all permits, registrations and consents required under the securities or blue sky laws in connection with the distribution and all other material governmental approvals and other consents necessary to consummate the distribution shall have been received; and

      •
      no order, injunction or decree issued by any governmental authority of competent jurisdiction or other legal restraint or prohibition preventing consummation of the distribution shall be in effect, and no other event outside the control of Tyco shall have occurred or failed to occur that prevents the consummation of the distribution.

      No fractional shares of Allied Holdco will be distributed in the special dividend. Instead, a distribution agent will aggregate all fractional shares into whole shares and sell the whole shares in the open market at prevailing market prices. The distribution agent will then distribute the aggregate cash proceeds of the sales, net of brokerage fees and similar costs, pro rata to each Tyco shareholder who would otherwise have been entitled to receive a fractional share in the special dividend.

      Approval of the special dividend shall not limit the ability of shareholders to approve one or more additional dividends at subsequent shareholder meetings, including approval of an ordinary dividend at the annual general meeting of shareholders.

        The approval by Tyco shareholders of each of Proposal 1 (the Tyco financial statements proposal) and Proposal 2(b) (the special dividend proposal) is a condition to the completion of the Separation. Accordingly, if Tyco shareholders wish to approve the Separation, they must approve both Proposal 1 and Proposal 2(b).

Record Date; Shares Outstanding and Entitled to Vote

        The closing of business on [    •    ], [    •    ], has been established by Tyco as the record date for the Special General Meeting. On [    •    ], [    •    ], there were [    •    ] common shares outstanding and entitled to vote at the Special General Meeting. Shareholders registered in our share register with voting rights at the close of business on [    •    ], [    •    ] are entitled to vote at the Special General Meeting, except as provided below. A shareholder who purchases shares from a registered holder after [    •    ], [    •    ], but before [    •    ], [    •    ], and who wishes to vote his or her shares at the Special General Meeting must (1) ask to be registered as a shareholder with respect to such shares in our share register prior to [    •    ], [    •    ][    •    ] or (2) obtain written confirmation of such purchase from the registered voting rights record holder of those shares as of the record date. If you are a record holder of our common shares (as opposed to a beneficial shareholder) on the record date but sell your shares prior to the Special General Meeting, you will not be entitled to vote those shares at the Special General Meeting.

        In March 2009, Tyco changed its jurisdiction of incorporation from Bermuda to Switzerland. As described in our January 21, 2009 proxy statement/prospectus, you should exchange any certificates representing our common shares you own that were issued while we were a Bermuda company for book-entry shares recorded electronically in our share register, and simultaneously elect to be enrolled as a shareholder with voting rights. While you will continue to be entitled to dividends, preemptive rights and liquidation proceeds even if you do not submit your certificates, you may not be able to exercise any voting rights, prove your ownership interest in Tyco, transfer your shares or exercise other shareholder rights until you submit your certificates and are registered as a shareholder entitled to voting rights. Please contact our transfer agent, BNY Mellon Shareowner Services, at 800-685-4509, to obtain the appropriate forms to surrender your old certificates. Beneficial holders of shares held in "street name" are not required to take any action in this regard.

        Every holder of a common share on the record date will be entitled to one vote per share on each matter presented at the Special General Meeting. However, if you own "Controlled Shares"

representing voting power of 15% or more, your ability to vote shares exceeding 15% of the voting power is limited. Controlled Shares is defined in Article 8 of our Articles of Association and generally refers to shares held directly, indirectly, formally, constructively or beneficially by any individual or entity, or any individuals or entities acting together as a group, subject to certain limitations.

How to Vote Your Shares

        Shareholders may vote in the following ways:

  •
  By Mail:  If you are a holder of record, you can vote by marking, dating and signing the appropriate proxy card and returning it by mail in the enclosed postage-paid envelope. If you beneficially own your common shares, you can vote by following the instructions on your voting instruction card. If you received more than one proxy card (which means that you have shares in more than one account), you must mark, sign, date and return each proxy card or use an alternative voting method.

  •
  By Internet or Telephone:  You can vote over the Internet at [    •    ] by following the instructions on the proxy card or voting instruction card. You can vote using a touchtone telephone by calling [    •    ].

  •
  At the Special General Meeting:  If you are planning to attend the Special General Meeting and wish to vote your shares in person, we will give you a ballot at the meeting. Shareholders who own their shares in street name are not able to vote at the Special General Meeting unless they have a proxy, executed in their favor, from the holder of record of their shares.

        Even if you plan to be present at the Special General Meeting, we encourage you to complete and mail the enclosed card to vote your common shares by proxy. Telephone and Internet voting facilities for shareholders will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on [    •    ].

Attending the Special General Meeting

        All shareholders are invited to attend and vote at the Special General Meeting. For admission to the Special General Meeting, shareholders of record should bring the admission ticket attached to the enclosed proxy card to the registered shareholders check-in area and a form of photo identification, where their ownership will be verified. Those who beneficially own shares should come to the beneficial owners check-in area. To be admitted, beneficial owners must bring account statements or letters from their banks or brokers showing that they own Tyco common shares as of [    •    ], [    •    ] along with a form of photo identification. Registration will begin at [    •    ] Central European Time and the Special General Meeting will begin at [    •    ] Central European Time

        Beneficial owners who wish to vote in person at the Special General Meeting are requested to obtain a proxy executed in their favor, from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. Shareholders of record registered in the share register are entitled to vote and may participate in the Special General Meeting.

        Shareholders who purchase our shares and, upon application, become registered as shareholders with respect to such shares after [    •    ], but on or before [    •    ], and who wish to vote those shares at the Special General Meeting, will need to obtain a proxy, executed in their favor, from the registered holder of those shares as of the record date to vote their shares in person at the Special General Meeting. Shareholders registered in our share register (as opposed to beneficial shareholders) who have sold their shares prior to the Special General Meeting are not entitled to vote those shares.

Granting of Proxy

        If you are a shareholder of record and do not wish to attend the Special General Meeting, you have the right to grant your voting proxy directly to the Tyco officers named in the proxy card. Alternatively, you can appoint [    •    ] as independent proxy, in accordance with Article 689c of the Swiss Code of Obligations, with full rights of substitution, by checking the appropriate box on the enclosed proxy card, or grant a written proxy to any other person, which person does not need to be a shareholder. The proxies granted to the independent proxy must be received by the independent proxy no later than [    •    ], [    •    ] Central European Time.

        Registered shareholders who have appointed a Tyco officer or the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. Revocations must be received by the independent proxy no later than [    •    ], [    •    ], [    •    ] Central European Time. Registered shareholders who have appointed a Tyco officer as their proxy may revoke their proxy at any time before the vote is taken at the Special General Meeting. However, a written revocation must be received by the Secretary in sufficient time to permit the necessary examination and tabulation of the subsequent revocation. Written revocations should be directed to the Secretary of the Company at the same addresses listed above used for proxy submissions.

        With regard to the items listed on the agenda and without any explicit instructions to the contrary, the Tyco officer acting as proxy and the independent proxy will vote according to the recommendations of the Board of Directors.

        Beneficial owners who have not obtained a proxy, executed in their favor, from their broker, custodian or other nominee, are not entitled to vote in person at, or participate in, the Special General Meeting.

How to Change Your Vote

        You may change your vote before it is exercised by:

  •
  notifying our Secretary in writing before the Special General Meeting that you are revoking your proxy or, if you beneficially own your common shares, following the instructions on the voting instruction card;

  •
  submitting another proxy card (or another voting instruction card if you beneficially own your common shares) with a later date;

  •
  if you are a holder of record, or a beneficial owner with a proxy from the holder of record, voting in person at the Special General Meeting, provided that record holders must first revoke any proxy previously given to a Company officer or the independent proxy. See "—Attending the Special General Meeting—Granting of Proxy" above; or

  •
  if you voted by telephone or the Internet, submitting subsequent voting instructions through the telephone or Internet.

        If you have granted your proxy to the independent proxy and wish to revoke or change the proxy, you should send a revocation letter, and new proxy, if applicable, directly to the independent proxy, [    •    ].

Counting Your Vote; Broker "Non-Votes"

        If you provide specific voting instructions, your shares will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted "FOR" the approval of the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations of Tyco's subsidiaries) and Tyco's consolidated financial statements for the year ended September 24, 2010 and "FOR" approval of the allocation of fiscal 2010 results and the pro rata distribution to Tyco shareholders of 100% of the outstanding shares of Allied Holdco, to be made in the form of a special dividend out of contributed surplus.

        A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to "routine" matters, they do not have discretionary power to vote your shares on "non-routine" matters pursuant to NYSE rules. We believe that Proposal 2 (which includes the approval of each of the allocation of our fiscal 2010 results and the special dividend) will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you.

        Common shares owned by shareholders electing to abstain from voting with respect to any agenda item and broker non-votes will be regarded as present at the meeting but will not be counted towards the determination of the majority required to approve the agenda items submitted to the Special General Meeting.

        We strongly encourage you to submit your proxy card and exercise your right to vote as a shareholder.

Quorum and Required Votes

        Our Articles of Association provide that all resolutions and elections made at a shareholders' meeting require the presence, in person or by proxy, of a majority of all shares entitled to vote, with abstentions, broker non-votes, blank or invalid ballots regarded as present for purposes of establishing the quorum.

        The affirmative vote of a majority of the votes present (in person or by proxy) at the Special General Meeting is necessary to approve each of the proposals to be considered at the Special General Meeting. The approval of each of Proposal 1 (the Tyco financial statements proposal) and 2(b) (the special dividend proposal) is a condition to completion of the Separation, and thus a vote against either of these proposals effectively will be a vote against the Separation.

        The directors and executive officers of Tyco and their respective affiliates collectively owned approximately [    •    ]% of the outstanding Tyco common shares as of [    •    ], [    •    ] (inclusive of shares subject to stock options that may be exercised within 60 days following that date). We expect each member of the Tyco Board of Directors and each executive officer of Tyco to vote all of the Tyco common shares beneficially owned by him or her in favor of each of the above proposals. See "Security Ownership of Certain Beneficial Owners and Management" beginning on page 82.

Solicitation of Proxies

        Tyco will pay for all costs incurred by it in connection with the solicitation of proxies from its shareholders on behalf of its Board of Directors. In addition to solicitation by mail, the directors, officers and employees of Tyco and its subsidiaries may solicit proxies from shareholders of Tyco in person or by telephone, telegram, facsimile or other electronic methods without additional compensation other than reimbursement for their actual expenses.

        Tyco has retained [    •    ], a professional proxy solicitation firm, to assist it in the solicitation of proxies for the Special General Meeting. Tyco will pay [    •    ] a fee of approximately $[    •    ] for its services, plus reimbursement for reasonable out-of-pocket expenses.

        Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Tyco will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

Recommendation of the Board of Directors

        Based on Tyco's reasons for the Separation described in this proxy statement, the Tyco Board of Directors believes that the Separation and the related transactions are in the best interests of Tyco and its shareholders. The Tyco Board of Directors recommends that you vote "FOR" each of the proposals set forth in this proxy statement.

        See "The Separation—Tyco's Reasons for the Separation" beginning on page 51.

 THE SEPARATION

Parties to the Separation

Tyco International Ltd.

        Tyco is a diversified, global company that provides products and services to customers in various countries throughout the world. Tyco is a leading provider of security products and services, fire protection and detection products and services, valves and controls and other industrial products. Tyco had revenue of approximately $17 billion in its 2009 fiscal year and currently employs more than 100,000 people worldwide. Tyco's registered and principal office is located at Freier Platz 10, CH-8200 Schaffhausen, Switzerland and its telephone number is +41 52 633 02 44. Its management office in the United States is located at 9 Roszel Road, Princeton, New Jersey 08540.

        Additional information about Tyco and its subsidiaries is included in documents incorporated by reference into this proxy statement. For further information, please see the section titled "Where You Can Find More Information" beginning on page 85.

Allied Holdings US, Inc.

        Allied Holdco is a newly-incorporated Delaware corporation and wholly-owned subsidiary of Tyco formed to hold the Electrical and Metal Products business operated by Tyco, which is a leading global fabricated product provider that manufactures steel tubes and pipes, pre-wired armored cables, electrical support systems and metal framing systems. Allied Holdco prides itself in providing reliable and prompt service to our diversified customer base and believe we are recognized for the quality of our products, our diverse product offering and our successful product development model. Allied Holdco operates through two business segments: its Electrical and Infrastructure segment and its Pipe and Tube segment. The Electrical and Infrastructure segment offers a broad range of electrical raceway products which include: (1) electrical conduits, (2) armored and metal clad cable, (3) cable management and (4) metal framing systems. The Pipe and Tube segment's products include: (1) mechanical tube, (2) fence framework, (3) fire sprinkler pipe and (4) hollow structural sections, or "HSS," each of which comes in a range of shapes, sizes and specifications. Allied Holdco also provides, through its Pipe and Tube segment, ancillary services to its customers in the form of slitting and cutting of structural steel sheets, which are sold primarily to service centers.

        Allied Holdco distributes its products through the following channels: electrical distributors, home improvement retailers, industrial distributors, HVAC/plumbing distributors, datacom distributors and directly to original equipment manufacturers and a small number of general contractors. End users, typically trade contractors, install many of Allied Holdco's products into non-residential and multi-family residential buildings during new facility construction and facility renovation. In total, Allied Holdco serves over 50 end-markets including commercial construction, industrial, power generation, agricultural and federal, state and local governments. The majority of Allied Holdco's sales and operations are in North America, with significant operations in Brazil and, to a lesser extent, in the United Kingdom, France, Australia and New Zealand. In fiscal 2009, which ended on September 25, 2009, Allied Holdco generated $1.4 billion in revenue.

        Following the Separation, it is anticipated that the following persons will serve as the executive officers of Allied Holdco: [    •    ]. Certain additional biographical information concerning these officers is included in the Preliminary Information Statement included in Annex A to this proxy statement. We and Allied Holdco are in the process of identifying the individuals who will be Allied Holdco's directors following the Separation.

        Allied Holdco's principal executive offices are located at 16100 S. Lathrop Avenue, Harvey, Illinois, 60426 and its telephone number is (800) 882-5543.

        For additional information regarding Allied Holdco, see the Preliminary Information Statement included as Annex A in this proxy statement.

General Summary of the Separation

Manner of Effecting the Separation

        Assuming shareholder approval of the Separation and satisfaction of the conditions described below in "Conditions to the Separation", on the distribution date each Tyco shareholder will receive one share of Allied Holdco common stock for every [    •    ] Tyco common shares owned by such holder and outstanding as of the record date for the special dividend. Tyco will not distribute any fractional shares to its shareholders. Instead, a distribution agent will aggregate fractional shares into whole shares, sell the whole shares in the open market at prevailing market prices and distribute the aggregate net cash proceeds of the sales pro rata, based on the fractional share such holder would otherwise be entitled to receive, to each holder who otherwise would have been entitled to receive a fractional share in the distribution. Accordingly, if you hold fewer than [    •    ] Tyco common shares, you will not be entitled to any shares of Allied Holdco common stock and you will only receive cash in lieu of the fractional shares to which you would otherwise be entitled. The distribution agent, in its sole discretion, without any influence by Tyco or Allied Holdco, will determine when, how, through which broker-dealer and at what price to sell the whole shares. Any broker-dealer used by the distribution agent will not be an affiliate of either Tyco or Allied Holdco.

        The aggregate net cash proceeds of these sales generally will be taxable for U.S. federal income tax purposes. See "Material U.S. Federal Income Tax Consequences of the Separation" for an explanation of the tax consequences of the Separation. If you physically hold certificates for Tyco common shares and are the registered holder, you will receive a check from the distribution agent in an amount equal to your pro rata share of the aggregate net cash proceeds of the sales. We estimate that it will take up to [    •    ] days from the distribution date for the distribution agent to complete the distributions of the aggregate net cash proceeds. If you hold your Tyco common shares through a bank or brokerage firm, your bank or brokerage firm will receive, on your behalf, your pro rata share of the aggregate net cash proceeds of the sales and will electronically credit your account for your share of such proceeds. Shareholders should consult their bank or broker for further detail.

        If you own Tyco common shares as of the close of business on the record date, the Allied Holdco shares that you are entitled to receive in the special dividend will be issued electronically, as of the distribution date, to you or to your bank or brokerage firm on your behalf by way of direct registration in book-entry form. Registration in book-entry form refers to a method of recording share ownership when no physical share certificates are issued to shareholders, as is the case in this distribution. If you sell common shares of Tyco in the "regular-way" market up to and including the distribution date, however, you will be selling your right to receive shares of Allied Holdco common stock in the distribution.

        Commencing on or shortly after the distribution date, if you hold physical share certificates that represent your common shares of Tyco and you are the registered holder of the Tyco shares represented by those certificates, the distribution agent will mail to you an account statement that indicates the number of shares of Allied Holdco common stock that have been registered in book-entry form in your name.

        Most Tyco shareholders hold their common shares of Tyco through a bank or brokerage firm. In such cases, the bank or brokerage firm would be said to hold the shares in "street name" and ownership would be recorded on the bank or brokerage firm's books. If you hold your Tyco common shares through a bank or brokerage firm, your bank or brokerage firm will credit your account for the shares of Allied Holdco common stock that you are entitled to receive in the distribution. If you have any questions concerning the mechanics of having shares held in "street name," we encourage you to contact your bank or brokerage firm at any time following the approval of the Separation.

        The special dividend in the form Allied Holdco shares will be distributed pro-rata to shareholders holding Tyco common shares which are outstanding as of the record date for the special dividend, which will be established by Tyco's Board of Directors shortly following the Special General Meeting. Tyco's Board of Directors has established a distribution ratio of one share of Allied Holdco common stock for every [    •    ] Tyco common shares outstanding as of the record date. Tyco is expected to establish a "blackout period" beginning as early as [    •    ] days prior to the Special General Meeting and continuing through the record date for the special dividend, during which time no Tyco equity awards or employee stock options may vest or be exercised and no Tyco shares will be repurchased by Tyco (whether under its common share repurchase program or otherwise). Accordingly, assuming approximately [    •    ] Tyco common shares are outstanding as of the record date for the special dividend, the number of shares of Allied Holdco shares to be distributed in the special dividend, and the number of shares of Allied Holdco which will be outstanding immediately following the Separation, will be approximately [    •    ]. The Separation will not affect the number of outstanding common shares of Tyco or any rights of Tyco's shareholders.

Results of the Separation; Listing of Allied Holdco Common Stock and Trading of Tyco Common Shares

        Prior to the Separation, Tyco will enter into a Separation and Distribution Agreement and other agreements with Allied Holdco to effect the Separation and provide a framework for the relationship between Tyco and Allied Holdco upon completion of the Separation. These agreements will provide for the allocation between Tyco and Allied Holdco of certain assets, liabilities and obligations attributable to periods prior to the Separation. For a more detailed description of these agreements, see "Agreements between Tyco and Allied Holdco Relating to the Separation" beginning on page 58 of this proxy statement.

        We expect that Allied Holdco's common stock will be listed on the New York Stock Exchange under the symbol "[    •    ]" following the distribution date. We also expect that a "when-issued" market in Allied Holdco common stock may develop as early as two days prior to the record date for the special dividend, and we will announce the when issued trading symbol of Allied Holdco when and if it becomes available. When-issued trading refers to a sale or purchase made conditionally because the security has been authorized but not yet issued. The when-issued trading market will be a market for Allied Holdco common stock that will be distributed to Tyco shareholders on the distribution date. If you own Tyco common shares at the close of business on the record date for the special dividend, you will be entitled to shares of Allied Holdco common stock distributed pursuant to the Separation. You may trade this entitlement to shares of Allied Holdco common stock, without the Tyco common shares you own, on the when-issued market. On the first trading day following the distribution date, we expect that when-issued trading with respect to Allied Holdco common stock will end and regular-way trading will begin.

        It is also anticipated that, as early as two trading days prior to the record date for the special dividend and continuing up to and including the distribution date, there will be two markets in Tyco common shares: a "regular-way" market and an "ex-distribution" market. Tyco common shares that trade on the regular way market will trade with an entitlement to shares of Allied Holdco common stock distributed pursuant to the Separation. Shares that trade on the ex-distribution market will trade without an entitlement to shares of Allied Holdco common stock distributed pursuant to the Distribution. Therefore, if you sell Tyco common shares in the regular-way market up to and including the distribution date, you will be selling your right to receive shares of Allied Holdco common stock in the special dividend. However, if you own Tyco common shares at the close of business on the record date and sell those shares on the ex-distribution market up to and including the distribution date, you will still receive the shares of Allied Holdco common stock that you would otherwise be entitled to receive pursuant to the special dividend.

        For Swiss corporate, accounting and tax purposes, the aggregate calculated amount of the special dividend (and thus the deduction from contributed surplus) shall be determined by multiplying the number of Allied Holdco shares distributed in the special dividend by the "when-issued" trading price of Allied Holdco common stock on the last trading day prior to payment of the special dividend, subject to an aggregate cap of CHF [    •    ].

Conditions to the Separation

        The Separation requires that our shareholders shall have approved the special dividend at the Special General Meeting, and the resolution to be proposed at the Special General Meeting will require that the following conditions are met or waived prior to implementation of the Separation:

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  the SEC shall have declared effective Allied Holdco's Registration Statement on Form 10, including the information statement contained therein, under Exchange Act, and no stop order suspending the effectiveness of the Registration Statement shall be in effect;

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  Allied Holdco's common stock shall have been accepted for listing on the New York Stock Exchange, subject to official notice of issuance;

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  Tyco shall have received a private letter ruling from the Internal Revenue Service substantially to the effect that, for U.S. federal income tax purposes, except for cash received in lieu of fractional shares of Allied Holdco common stock, (i) the Separation will qualify as tax-free under Section 355 of the Code and (ii) certain internal transactions undertaken in anticipation of the Separation will qualify for favorable treatment under the Code; and such conclusions (and the assumptions upon which such conclusions are made) shall still be valid and in effect as of immediately prior to the distribution of Allied Holdco common stock;

  •
  Tyco shall have received a ruling from the Swiss Federal Tax Administration regarding the Swiss withholding tax consequences of the distribution of shares of Allied Holdco common stock to Tyco shareholders substantially to the effect that such distribution, including cash received in lieu of fractional share of Allied Holdco common stock, is not subject to Swiss withholding tax and such qualification is still applicable at the time of the distribution;

  •
  all permits, registrations and consents required under the securities or blue sky laws in connection with the Separation and all other material governmental approvals and other consents necessary to consummate the Separation shall have been received; and

  •
  no order, injunction or decree issued by any governmental authority of competent jurisdiction or other legal restraint or prohibition preventing consummation of the distribution shall be in effect, and no other event outside the control of Tyco shall have occurred or failed to occur that prevents the consummation of the Separation.

        In addition, the Separation is also subject to the satisfaction or waiver of the following conditions prior to receipt of shareholder approval at the Special General Meeting (each of which we expect to have been satisfied prior to such time):

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  Tyco shall have received the opinion of McDermott Will & Emery LLP confirming the tax-free status of the Separation for U.S. federal income tax purposes; and

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  Tyco shall have received the opinion of Duff & Phelps relating to the solvency of Allied Holdco following completion of the Separation.

        In the event that shareholder approval of the Separation is received and the conditions to the Separation included in the shareholders resolution are met or otherwise satisfied prior to

September 30, 2011, Tyco will be obligated to effect the Distribution. In the event these conditions to the Separation are not met or otherwise satisfied prior to September 30, 2011, the Separation will not take place.

Background of the Separation and the Special Dividend

        Tyco regularly reviews and evaluates the various businesses that Tyco conducts and the fit that these businesses have within its overall business strategies to help ensure that Tyco's resources are being put to use in a manner that is in the best interests of Tyco and its shareholders. As part of this strategic review, Tyco's Board of Directors and senior management have considered various strategic alternatives related to its Electrical and Metal Products business, which in light of recent economic and market conditions, has experienced significant volatility in its operating results and overall financial performance.

        On April 27, 2010, Tyco announced its plan to spin-off its Electrical and Metal Products business into an independent, publicly traded company, to be accomplished by means of a pro rata dividend to Tyco's shareholders. Tyco's Board of Directors and senior management believed that separating the Electrical and Metal Products business by means of a spin-off transaction would be the best way to create value for Tyco shareholders through direct share ownership in an independent Allied Holdco while maintaining ownership in a more focused Tyco.

        Since the April 2010 announcement, Tyco's Board of Directors and members of senior management, in consultation with various advisors, have met a number of times to discuss the Separation and other strategic alternatives for the Electrical and Metal Products business of Tyco, including a possible sale of the Electrical and Metal Products business to a third party buyer or buyers, and whether those alternatives, in light of ongoing changes in market conditions and other factors, might create superior value to Tyco and its shareholders relative to a spin-off transaction. As part of these meetings, Tyco's Board of Directors authorized senior management to solicit indications of interest from third parties in these alternative transactions that senior management believed had the potential to generate superior value to Tyco and its shareholders. Based upon the instructions of Tyco's Board of Directors, senior management has solicited interest from third parties in alternative transactions and has reported to Tyco's Board of Directors the status of such solicitations.

        After reviewing the alternative transactions and indications of interest received to date, Tyco's Board of Directors, in consultation with senior management and its financial and legal advisors, has determined that such alternatives would not generate the same or superior long-term value to Tyco shareholders and Tyco relative to the Separation. Accordingly, Tyco's Board of Directors has instructed management to continue pursuing the Separation, as it currently believes the Separation provides Tyco shareholders with the best opportunity for long-term value growth. Notwithstanding the foregoing, completion of the Separation transaction remains subject to final Board of Directors approval, which Tyco expects would be received prior to the mailing of this proxy statement.

Tyco's Reasons for the Separation

        Tyco's Board of Directors has determined that pursuing a disposition of Allied Holdco is in the best interests of Tyco and its shareholders, and that separating Allied Holdco from Tyco would provide, among other things, financial, operational and managerial benefits to both Allied Holdco and Tyco, including but not limited to the following expected benefits:

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  Strategic Focus and Flexibility.  The Board of Directors believes that following the Separation, Allied Holdco and Tyco will each have more focused businesses and be better able to dedicate resources to pursue appropriate growth opportunities and execute strategic plans best suited to their respective businesses.

  •
  Focused Management.  The Separation will allow management of each company to devote its time and attention to the development and implementation of corporate strategies and policies that are based primarily on the specific business characteristics of the respective companies, and to design more tailored compensation structures that better reflect these strategies, policies, and business characteristics. In particular, in the case of Allied Holdco, separate equity-based compensation arrangements should more closely align the interests of management with the interests of shareholders.

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  Investor Choice.  The Board of Directors believes that the Separation is expected to increase investor understanding of Allied Holdco and its market position within its industry, while also allowing for a more natural and interested investor base. Separating Allied Holdco from Tyco also allows investors to make independent decisions with respect to each of Tyco and Allied Holdco based on, among other factors, their different business models, strategies and industries. The Separation will enable Tyco to distribute the value of the Electrical and Metal Products business to its shareholders while allowing it to focus on its remaining segments going forward.

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  Improved Shareholder Value.  Although there can be no assurance, Tyco believes that following the Separation, the combined value of Tyco and Allied Holdco common shares should, over time and assuming the same market conditions, be greater than the value of Tyco common shares prior to the Separation, thus resulting in superior long-term value to Tyco shareholders.

        In determining whether to pursue the Separation, Tyco's Board of Directors also considered the costs and risks associated with the transaction, including those associated with preparing Allied Holdco to become an independent, publicly-traded company, the risk of volatility in Allied Holdco's and Tyco's stock price that may occur immediately following the Separation, including the potential impact on Allied Holdco's stock price due to sales by Allied Holdco's shareholders whose investment objectives may not be met by its common stock and the time that it may take for Allied Holdco to attract an optimal shareholder base. Notwithstanding these costs and risks, however, the Board of Directors of Tyco determined that the Separation was the best alternative to enhance shareholder value taking into account the factors discussed above.

        In view of the wide variety of factors considered in connection with the evaluation of the Separation and the complexity of these matters, Tyco's Board of Directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to the factors considered.

        Tyco's Board of Directors will be receiving an opinion from Duff & Phelps to the effect that Allied Holdco will be solvent and adequately capitalized immediately after the Separation.

Opinion of Duff & Phelps

        The opinion of Duff & Phelps will be included as an Annex B to this proxy statement in an amendment to this proxy statement. Tyco expects that the opinion Duff & Phelps renders prior to the Special General Meeting will be confirmed immediately prior to completion of the Separation.            The opinion will set forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Duff & Phelps in connection with the opinion. You should read the opinion carefully and in its entirety when it becomes available as it will contain important information. Duff & Phelps opinion will be delivered for information and assistance of Tyco's Board of Directors in connection with its consideration of the Separation and the special dividend.

Certain Material U.S. Federal Income Tax Consequences

        The following is a summary of the material U.S. federal income tax consequences to Tyco and to the holders of Tyco common shares in connection with the Separation. This summary is based on the Code, the Treasury Regulations promulgated thereunder and judicial and administrative interpretations thereof, in each case as in effect and available as of the date of this proxy statement and all of which are subject to change at any time, possibly with retroactive effect. Any such change could affect the tax consequences described below.

        This summary is limited to holders of Tyco common shares that are U.S. Holders, as defined immediately below. A U.S. Holder is a beneficial owner of Tyco common shares that is, for U.S. federal income tax purposes:

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  an individual who is a citizen or a resident of the United States;

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  a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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  a trust, if (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more United States persons have the authority to control all of its substantial decisions or (ii) in the case of a trust that was treated as a domestic trust under the law in effect before 1997, a valid election is in place under applicable Treasury Regulations.

        This summary also does not discuss all tax considerations that may be relevant to shareholders in light of their particular circumstances, nor does it address the consequences to shareholders subject to special treatment under the U.S. federal income tax laws, such as:

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  dealers or traders in securities or currencies;

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  tax-exempt entities;

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  banks, financial institutions or insurance companies;

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  persons who acquired Tyco common shares pursuant to the exercise of employee stock options or otherwise as compensation;

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  shareholders who own, or are deemed to own, at least 10% or more, by voting power or value, of Tyco equity;

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  holders owning Tyco common shares as part of a position in a straddle or as part of a hedging, conversion or other risk reduction transaction for U.S. federal income tax purposes;

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  certain former citizens or long-term residents of the United States;

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  holders who are subject to the alternative minimum tax; or

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  persons that own Tyco common shares through partnerships or other pass-through entities.

        This summary does not address the U.S. federal income tax consequences to Tyco shareholders who do not hold Tyco common shares as a capital asset. Moreover, this summary does not address any state, local or foreign tax consequences or any estate, gift or other non-income tax consequences.

        If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Tyco common shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Such a partner or partnership should consult its own tax advisor as to its tax consequences.

        YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE SEPARATION.

        Tyco is seeking a private letter ruling from the Internal Revenue Service substantially to the effect that, for U.S. federal income tax purposes, the Separation, except for cash received in lieu of fractional shares of Allied Holdco common stock, will qualify as tax-free under Sections 355 of the Code. The private letter ruling also will provide that certain internal transactions undertaken in anticipation of the Separation will qualify for favorable treatment under the Code.

        In addition to obtaining the private letter ruling, Tyco expects to receive an opinion from the law firm of McDermott Will & Emery LLP confirming the tax-free status of the Separation. The receipt by Tyco of the private letter ruling (and the continued accuracy of the conclusions reached therein and the assumptions upon which conclusions are made) is a condition to effecting the Separation.

        Assuming the Separation qualifies under Section 355 of the Code, for U.S. federal income tax purposes:

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  no gain or loss will be recognized by Tyco as a result of the Separation;

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  no gain or loss will be recognized by, or be includible in the income of, a holder of Tyco common shares, solely as a result of the receipt of Allied Holdco common stock in the Separation, except with respect to any cash received in lieu of fractional shares;

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  the aggregate tax basis of the Tyco common shares and shares of Allied Holdco common stock in the hands of Tyco's shareholders immediately after the Separation will be the same as the aggregate tax basis of the Tyco common shares held by the holder immediately before the Separation, allocated between the common shares of Tyco and shares of Allied Holdco common stock, including any fractional share interest for which cash is received, in proportion to their relative fair market values on the date of the Separation;

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  the holding period of shares of Allied Holdco common stock received by Tyco shareholders will include the holding period of their Tyco common shares, provided that such Tyco common shares are held as a capital asset on the date of the Separation; and

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  a Tyco shareholder who receives cash in lieu of a fractional share of Allied Holdco common stock in the Separation will be treated as having sold such fractional share for cash and generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and such shareholder's adjusted tax basis in the fractional share. That gain or loss will be long-term capital gain or loss if the shareholder's holding period for its Tyco common shares exceeds one year.

        Although the private letter ruling, if received, generally will be binding on the Internal Revenue Service, it will be based on certain facts and assumptions, and certain representations and undertakings, from Allied Holdco and Tyco that certain conditions that are necessary to obtain tax-free treatment under the Code have been satisfied. Furthermore, the Internal Revenue Service will not rule on whether a spin-off satisfies certain requirements necessary to obtain tax-free treatment under the Code. Rather, a private letter ruling is based on representations by us and Allied Holdco that these conditions have been or will be satisfied, and any inaccuracy in such representations could invalidate the ruling. The opinion that we expect to receive from McDermott Will & Emery LLP will address all of the requirements necessary for the Separation to obtain tax-free treatment under the Code and will be based on certain facts and assumptions, and certain representations and undertakings, from us and Allied Holdco. If any of these facts, representations, assumptions or undertakings is not correct or has been violated, the private letter ruling could be revoked retroactively or modified by the Internal Revenue Service, and our ability to rely on the opinion of counsel could be jeopardized. We are not aware of any facts or circumstances, however, that would cause these facts, representations or assumptions to be untrue or incomplete, or that would cause any of these undertakings to fail to be complied with, in any material respect.

        If, notwithstanding the conclusions that we expect to be included in the private letter ruling and the opinion, it is ultimately determined that the Separation does not qualify as tax-free for U.S. federal income tax purposes, then we would recognize gain in an amount equal to the excess of the fair market value of Allied Holdco common stock distributed to our shareholders on the distribution date over our tax basis in such shares, but such gain, if recognized, generally would not be subject to U.S. federal income tax.

        In addition, if the Separation were not to qualify as tax-free for U.S. federal income tax purposes, each Tyco shareholder that is subject to U.S. federal income tax and who receives shares of Allied Holdco common stock in the Separation could be treated as receiving a taxable distribution in an amount equal to the fair market value of such shares. You could be taxed on the full value of the shares of Allied Holdco common stock that you receive, which generally would be treated first as a taxable dividend to the extent of Tyco's earnings and profits, then as a non-taxable return of capital to the extent of each shareholder's tax basis in his, her or its Tyco common shares, and thereafter as capital gain with respect to any remaining value.

        Even if the Separation otherwise qualifies for tax-free treatment under Section 355 of the Code, it may result in corporate level taxable gain to us under Section 355(e) of the Code if 50% or more, by vote or value, of Allied Holdco common stock or Tyco's common shares are acquired or issued as part of a plan or series of related transactions that includes the Separation. For this purpose, any acquisitions or issuances of Tyco's common shares within two years before the Separation, and any acquisitions or issuances of Allied Holdco common stock or Tyco's common shares within two years after the Separation, generally are presumed to be part of such a plan, although we or Tyco may be able to rebut that presumption. We are not aware of any acquisitions or issuances of our common shares within the two years before the date of this proxy statement that would be considered to occur as part of a plan or series of related transactions that includes the Separation. If an acquisition or issuance of Allied Holdco shares or Tyco common shares triggers the application of Section 355(e) of the Code, we would recognize taxable gain as described above, but such gain generally would not be subject to U.S. federal income tax. However, certain of our subsidiaries or affiliates or subsidiaries or affiliates of Allied Holdco could incur significant U.S. federal income tax liabilities as a result of the application of Section 355(e) of the Code.

        If, notwithstanding the conclusions that we expect to be included in the private letter ruling, it is ultimately determined that certain internal transactions undertaken in anticipation of the Separation do not qualify for favorable treatment under the Code, we or Allied Holdco could incur significant tax liabilities.

        Our shareholders that have acquired different blocks of Tyco common shares at different times or at different prices should consult their tax advisors regarding the allocation of their aggregate adjusted basis among, and their holding period of, shares of Allied Holdco common stock distributed with respect to such blocks of Tyco common shares.

Certain Material Swiss Tax Consequences of the Separation

  Scope of Discussion

        This discussion does not generally address any aspects of Swiss taxation other than federal, cantonal and communal income taxation, federal withholding taxation, and federal stamp duty. This discussion is not a complete analysis or listing of all of the possible tax consequences of the Separation and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you.

        This discussion is based on the laws of the Confederation of Switzerland, including the Federal Income Tax Act of 1990, the Federal Harmonization of Cantonal and Communal Income Tax Act of

1990, The Federal Withholding Tax Act of 1965 and the Federal Stamp Duty Act of 1973, as amended, which we refer to as the "Swiss tax law," existing and proposed regulations promulgated thereunder, published judicial decisions and administrative pronouncements, each as in effect on the date of this proxy statement or with a known future effective date. These laws may change, possibly with retroactive effect.

        For purposes of this discussion, a "Swiss holder" is any beneficial owner of shares that for Swiss federal income tax purposes is:

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  an individual resident of Switzerland or otherwise subject to Swiss taxation under article 3, 4 or 5 of the Federal Income Tax Act of 2001, as amended, or article 3 or 4 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended;

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  a corporation or other entity taxable as a corporation organized under the laws of the Switzerland under article 50 or 51 of the Federal Income Tax Act of 1990, as amended, or article 20 or 21 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended; or

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  an estate or trust, the income of which is subject to Swiss income taxation regardless of its source.

        A "non-Swiss holder" of shares is a holder that is not a Swiss holder. For purposes of this summary, "holder" or "shareholder" means either a Swiss holder or a non-Swiss holder or both, as the context may require.

        You are advised to consult your own tax advisers in light of your particular circumstances as to the Swiss tax laws, regulations and regulatory practices that could be relevant for you in connection with the Separation.

  Swiss Withholding Tax—Distribution to Shareholders

        Generally, Swiss withholding tax of 35% is due on dividends and similar distributions to our shareholders, regardless of the place of residency of the shareholder. Beginning on January 1, 2011, distributions to shareholders out of contributed surplus accumulated on or after January 1, 1997 will be exempt from Swiss withholding tax. We have obtained a ruling from the Swiss Federal Tax Administration confirming that the contributed surplus (Zuschuss) at the time of the special shareholders meeting of March 12, 2009 in the amount of approximately CHF 36.3 billion represents such contributed surplus as of such date. We have obtained a second tax ruling confirming that the Separation, including the special dividend, will not be subject to Swiss federal withholding tax. Accordingly, based on Swiss tax law, the Separation, including special dividend, should not be subject to Swiss federal withholding tax.

  Swiss federal, cantonal and communal individual income Tax and Corporate Income Tax

  Non-Swiss holders

        Non-Swiss holder will not be subject to any Swiss federal, cantonal and communal income tax on the special dividend paid to them by Tyco.

  Swiss Private Holders and Swiss Commercial Holders

        Swiss resident individuals who hold their Tyco shares and, consequently, the entitlement to the special dividend, as private assets ("Swiss Private Shareholders") are not required to include the special dividend in their personal income tax return. Based on Swiss tax law, the special dividend out of the contributed surplus corresponds to the repayment of the share premium and is not subject to Swiss federal, cantonal and communal individual income tax. Capital gains resulting from the sale or other disposition of Allied Holdco shares are not subject to Swiss federal, cantonal and communal income tax and, conversely, capital losses are not tax-deductible for Swiss Private Shareholders. If a shareholder sells 5% or more or together with other shareholders 20% or more of the shares in Allied Holdco, special rules may apply.

        Corporate and individual shareholders who hold their Tyco shares and, consequently, the entitlement to the special dividend, as part of a trade or business carried on in Switzerland (or, in the case of corporate and individual shareholders not resident in Switzerland, through a permanent establishment or fixed place of business situated in Switzerland for tax purposes) ("Swiss Commercial Shareholders"), will be subject to Swiss federal, cantonal and communal income tax on the special dividend, including any cash received in lieu of fractional shares of Allied Holdco common stock, to the extent that the participation income cannot be reduced by a respective depreciation on the investment in Tyco and/or where the participation exemption (Beteiligungsabzug) is not applicable. In addition, a gain or loss realized on the sale or other disposition of rights must be recognized in such shareholders' income statement for the respective taxation period and such shareholders will be subject to Swiss federal, cantonal and communal individual or corporate income tax, as the case may be, on any net taxable earnings (including the gain or loss realized on the sale or other disposition of rights) for such taxation period, unless a participation exemption is applicable. The same taxation treatment also applies to Swiss-resident private individuals who, for income tax purposes, are classified as "professional securities dealers" for reasons of, inter alia, frequent dealing, or leveraged investments, in shares and other securities (the shareholders referred to in this paragraph, hereinafter for purposes of this section, "Swiss Commercial Shareholders"). Only Swiss Commercial Shareholders who are corporate taxpayers may be eligible for a participation exemption (Beteiligungsabzug) in respect of the special dividend if the Tyco shares held by them as part of a Swiss business have an aggregate market value of at least CHF 1 million. In addition, Swiss Commercial Shareholders who are corporate taxpayers might be eligible for a participation exemption (Beteiligungsabzug) in respect of a potential gain realized on the sale or other disposition of the Allied Holdco shares if the selling price of the Allied Holdco shares held by them as part of a Swiss business exceeds their investment cost, the shares were held for at least one year and account for at least 10% of the total shares in Allied Holdco.

  Swiss Cantonal and Communal Private Wealth Tax and Capital Tax

        Non-Swiss holders are not subject to Swiss cantonal and communal private wealth tax or capital tax.

        Swiss Private Shareholders and Swiss Commercial Shareholders who are individuals are required to report their Tyco shares and Allied Holdco shares as part of private wealth or their Swiss business assets, as the case may be, and will be subject to Swiss cantonal and communal private wealth tax on any net taxable wealth (including Tyco shares and Allied Holdco shares).

        Swiss Commercial Shareholders are subject to Swiss cantonal and communal capital tax on taxable capital to the extent the aggregate taxable capital is allocable to Switzerland.

Anticipated Accounting Treatment

        Upon completion of the Separation, Tyco's Electrical and Metal Products business is expected to be treated as a discontinued operation for Tyco's financial reporting purposes.

Regulatory Matters Related to the Separation

        In connection with the Separation, apart from the filing of this proxy statement with the SEC and the distribution of the proxy statement to Tyco shareholders in connection with the Special General Meeting, Allied Holdco is required to file with the SEC a Registration Statement on Form 10 together with certain exhibits thereto, including the final version of the Information Statement to be delivered to

Tyco shareholders holding Tyco common shares on the record date for the special dividend, in order to register Allied Holdco's common stock under the Exchange Act. A copy of the Preliminary Information Statement on file with the SEC as of the date of this proxy statement is included in this proxy statement in Annex A hereto. In addition, in connection with the Separation, Allied Holdco will apply to have its common stock listed on the New York Stock Exchange under the trading symbol "[    •    ]". The declaration by the SEC of the effectiveness of Allied Holdco's Registration Statement on Form 10 (and the absence of a stop order suspending the effectiveness of the Registration Statement) and acceptance of the Allied Holdco common stock for listing on the New York Stock Exchange, subject to official notice of issuance, are each a condition to completion of the Separation. You are urged to read carefully and in its entirety the Preliminary Information Statement included in Annex A to this proxy statement as it contains additional important information relating to the Separation and Allied Holdco. Tyco shareholders holding Tyco common shares as of the record date for the special dividend (assuming approval shareholder approval is received at the Special General Meeting) are also encouraged to read the final information statement to be mailed to Tyco shareholders as of such date.

        In addition to the foregoing federal securities law requirements, Allied Holdco may be required to undertake certain registrations required under U.S. state securities or blue sky laws in connection with the Separation.

        Apart from the matters described above, Tyco is not aware of any other material state or federal regulatory requirements or approvals that must be complied with or obtained in connection with the Separation.

No Appraisal Rights

        Under applicable Swiss law, holders of Tyco common shares are not entitled to appraisal rights in connection with the Separation.

Agreements between Tyco and Allied Holdco Relating to the Separation

        Following the Separation, Tyco and Allied Holdco will operate independently, and neither will have any ownership interest in the other. In order to govern certain ongoing relationships between Tyco and Allied Holdco after the Separation and to provide mechanisms for an orderly transition, Tyco and Allied Holdco intend to enter into agreements pursuant to which certain services and rights will be provided for following the Separation, and Tyco and Allied Holdco will indemnify each other against certain liabilities arising from our respective businesses. The following is a summary of the terms of the material agreements we expect to enter into with Tyco. For further information regarding these agreements, see "Certain Relationships and Related Party Transactions" in the Preliminary Information Statement included as Annex A to this proxy statement.

        Neither this summary nor the summary set forth in the Preliminary Information Statement purports to be complete and may not contain all of the information about these agreements that is important to you. These summaries are subject to, and qualified in their entirety by reference to, the agreements described below, the form of each of which will be included as an Annex to this proxy statement in an amendment to this proxy statement and as an exhibit to Allied Holdco's Registration Statement on Form 10 filed with the SEC in connection with the Separation. You are encouraged to read each of these agreements carefully and in their entirety, as they are the primary legal documents governing the relationship between Tyco and Allied Holdco following the Separation.

Separation and Distribution Agreement

        We intend to enter into a Separation and Distribution agreement with Allied Holdco before the payment of the special dividend to Tyco's shareholders. The Separation and Distribution agreement will set forth our agreement with Allied Holdco regarding the principal transactions necessary to separate

Allied Holdco from us. It also will set forth other agreements that govern certain aspects of our relationship with Allied Holdco after the completion of the separation.

        Transfer of Assets and Assumptions of Liabilities.    The Separation and Distribution Agreement will identify certain transfers of assets and assumptions of liabilities that are necessary in advance of the separation of Allied Holdco from Tyco so that each of Tyco and Allied Holdco retains the assets of, and the liabilities associated with, their respective businesses. The Separation and Distribution Agreement will also provide for the settlement or extinguishment of certain liabilities and other obligations between us and Tyco.

        The Separation and Distribution Agreement describes certain actions related to the separation of us and Allied Holdco, which will occur prior to the distribution and will include the following (the following actions and collectively referred to in this proxy statement as the "Internal Transactions"):

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  the series of intercompany transactions that will be undertaken in order to transfer the equity interests in certain of our subsidiaries which hold assets and liabilities associated with the Electrical and Metal Products business to Allied Holdco;

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  the settlement of intercompany payables and receivables among us and our subsidiaries, on the one hand, and Allied Holdco and its subsidiaries, on the other; and

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  Allied Holdco's recapitalization so that the number of outstanding shares of Allied Holdco's common stock will be equal to the number of shares to be distributed by us in connection with the special dividend and the Separation.

        Except for matters covered by the Transition Services Agreement, the Tax Sharing Agreement and the supply agreements we intend to enter into with Allied Holdco in connection with the Separation or other arms'-length transactions entered into in the ordinary course of business, any and all agreements, arrangements, commitments and understandings, including all intercompany accounts payable or accounts receivable, between us and our subsidiaries and other affiliates, on the one hand, and Allied Holdco and its subsidiaries and other affiliates, on the other hand, will terminate as of the distribution date of the Allied Holdco common stock.

        In general, neither we nor Allied Holdco will make any representations or warranties regarding any assets or liabilities transferred or assumed, any consents or approvals that may be required in connection with such transfers or assumptions, the value or freedom from any lien or other security interest of any assets transferred, the absence of any defenses relating to any claim of either party or the legal sufficiency of any conveyance documents. Except as expressly set forth in the Separation and Distribution Agreement or in any ancillary agreement, all assets will be transferred on an "as is," "where is" basis.

        The Separation.    The Separation and Distribution Agreement will also govern the rights and obligations of the parties regarding the Separation.

        Additionally, the Separation and Distribution Agreement will provide that the Separation is subject to several conditions that must be satisfied or waived by Tyco in its sole discretion. For further information regarding these conditions, see the section titled "The Separation—Conditions to the Separation" beginning on page 50 of this proxy statement. Subject to the requirements of Swiss law, Tyco may, in its sole discretion, modify the distribution date and the terms of the Separation.

        Termination.    The Separation and Distribution Agreement will provide that it may be terminated by Tyco prior to receipt of shareholder approval of the Separation at the Special General Meeting or, following receipt of shareholder approval, prior to the distribution date in the event that any of the conditions to the Separation are not, or are otherwise unable, to be satisfied prior to September 30, 2011.

        Release of Claims.    We and Allied Holdco will agree to broad releases pursuant to which we will each release the other and its affiliates, successors and assigns and their respective shareholders, directors, officers, agents and employees from any claims against any of them that arise out of or relate to events, circumstances or actions occurring or failing to occur or any conditions existing at or prior to the time of the Separation. These releases will be subject to certain exceptions set forth in the Separation and Distribution Agreement.

        Indemnification.    We and Allied Holdco will agree to indemnify each other and each of our respective affiliates, current and former directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing against certain liabilities in connection with the Separation and our respective businesses.

        Employee Matters.    The Separation and Distribution Agreement will set forth the agreements of Tyco and Allied Holdco as to certain employee compensation and benefit matters. In general, Allied Holdco's employees currently participate in various Tyco retirement, health and welfare, and other employee benefit plans. After the Separation, it is anticipated that Allied Holdco's employees will generally participate in similar plans and arrangements established and maintained by Allied Holdco. Except as expressly provided in the Separation and Distribution Agreement, Allied Holdco's employees will, immediately following the Separation, cease active participation in Tyco benefit plans.

        Exchange of Information.    We and Allied Holdco will agree to provide each other with information reasonably necessary to comply with reporting, disclosure, filing or other requirements of any national securities exchange or governmental authority, for use in judicial, regulatory, administrative and other proceedings and to satisfy audit, accounting, litigation and other similar requests. We and Allied Holdco will also agree to use reasonable best efforts to retain such information in accordance with our respective record retention policies as in effect on the date of the Separation and Distribution Agreement.

        Further Assurances.    We and Allied Holdco will agree to use reasonable best efforts to take all actions reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Separation and Distribution Agreement and the ancillary agreements related thereto.

Transition Services Agreement

        We intend to enter into a Transition Services Agreement with Allied Holdco pursuant to which certain services will be provided on an interim basis following the Separation.

Tax Sharing Agreement

        We intend to enter into a Tax Sharing Agreement with Allied Holdco that will govern the respective rights, responsibilities and obligations of Tyco and Allied Holdco after the spin-off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax matters regarding income taxes, other taxes and related tax returns. As a part of certain consolidated tax groups of Tyco, certain subsidiaries of Allied Holdco have (and will continue to have following the Separation) joint and several liability with Tyco to the IRS for the consolidated U.S. federal income taxes relating to the taxable periods in which such subsidiaries were part of such consolidated groups. Additionally, certain subsidiaries of Allied Holdco were part of a consolidated Tyco group return that included solely companies conducting Tyco's Electrical and Metal Products business, and these subsidiaries will remain primarily liable to the IRS with respect to those taxes. However, the Tax Sharing Agreement will specify that Tyco is generally responsible for any U.S. federal taxes in respect of periods prior to the 2011 calendar year, and Tyco will indemnify Allied Holdco for such taxes. The Tax Sharing Agreement will also provide special rules for allocating tax liabilities in the event that the Separation is not tax-free. Though valid as between the parties, the Tax Sharing Agreement will not be binding on the IRS.

        Under the Tax Sharing Agreement, there will be restrictions on Allied Holdco's ability to take actions that could cause the Separation or certain internal transactions undertaken in anticipation of the Separation to fail to qualify for favorable treatment under the Code, including entering into, approving or allowing any transaction that results in a change in ownership of more than a specified percentage of Allied Holdco's common stock, a redemption of equity securities, a sale or other disposition of a specified percentage of Allied Holdco's assets, an acquisition of a business or assets with equity securities to the extent one or more persons would acquire in excess of a specified percentage of Allied Holdco's common stock, or engaging in certain internal transactions. These restrictions will apply for the two-year period after the Separation, unless, for certain transactions, Allied Holdco obtains the consent of Tyco or it obtains a private letter ruling from the Internal Revenue Service or an unqualified opinion of a nationally recognized law firm that such action will not cause the Separation or the internal transactions undertaken in anticipation of the Separation to fail to qualify for favorable treatment under the Code, and such letter ruling or opinion, as the case may be, is acceptable to Tyco. Moreover, the Tax Sharing Agreement will also provide that Allied Holdco is responsible for any taxes imposed on Tyco or any of its affiliates as a result of the failure of the Separation or the internal transactions to qualify for favorable treatment under the Code if such failure is attributable to certain post-distribution actions taken by or in respect of Allied Holdco, any of its affiliates or shareholders, regardless of whether the actions occur more than two years after the distribution, Tyco consents to such actions or Allied Holdco obtains a favorable letter ruling or opinion of tax counsel as described above. For example, Allied Holdco would be responsible for a third party's acquisition of Allied Holdco at a time and in a manner that would cause such failure. These restrictions may prevent Allied Holdco from entering into transactions which might be advantageous to Allied Holdco or its shareholders.

Other Agreements

        We also intend to enter into certain other agreements with Allied Holdco which will govern certain ongoing commercial relationships between us and Allied Holdco. In particular, we intend to enter into certain supply agreements with Allied Holdco pursuant to which Allied Holdco or its subsidiaries will supply certain of their products to certain of our businesses, in particular those operating within our Fire Protection Services segment.

Adjustment to Tyco Equity Awards as a Result of the Separation

Stock Options

        Assuming the Separation is completed, each outstanding option to purchase a number of Tyco common shares held by Tyco employees, other than options held by employees of Allied Holdco, will be converted on the distribution date for the special dividend into an option to acquire a number of Tyco common shares equal to the product of (x) the number of Tyco common shares subject to such option and (y) a fraction, the numerator of which is the trading price of Tyco common shares prior to the Separation, determined by [    •    ] and the denominator of which is the trading price of Tyco common shares after the Separation, determined by [    •    ] (such fraction the "Conversion Ratio"), with the resulting number of Tyco common shares subject to such option being rounded down to the nearest whole share. The per share exercise price of the converted Tyco options shall be equal to the product of (1) the original exercise price of such Tyco option and (2) a fraction, the numerator of which is the trading price of Tyco common shares following the Separation, determined by [    •    ] and the denominator of which is the trading price of Tyco common shares prior to the Separation, determined by [    •    ], rounded up to the nearest hundredth of a cent.

Restricted Stock Units

        Each Tyco restricted stock unit which is outstanding immediately prior to the Separation, other than Tyco restricted stock units held by employees of Allied Holdco, adjusted so that the holder of the restricted stock unit is credited with Tyco dividend equivalent units equal to the value of Allied Holdco common shares (determined by [    •    ]) that would have been distributed in respect of such restricted stock units had they vested immediately prior to the distribution. The dividend equivalent units will vest in accordance with the vesting schedule associated with the original Tyco restricted stock unit award.

Performance Share Units

        Tyco performance share units which are outstanding immediately prior to the Separation other than Tyco performance share units held by employees of Allied Holdco, will be adjusted so that the holder of the performance share unit is credited with Tyco dividend equivalent units equal to the value of Allied Holdco common shares (determined by [    •    ]) that would have been distributed in respect of such performance share units had they vested at target immediately prior to the distribution. The dividend equivalent units will vest in accordance with, and be subject to the same performance schedule, as the underlying performance share units.

Impact on Director and Executive Officer Awards

        The equity awards held by directors and executive officers of Tyco will be adjusted in the same manner as similar awards held by other employees of Tyco granted under the same equity plans. Apart from such adjustments to equity awards, no other adjustments will be made to the compensation arrangements of employees of Tyco following the Separation.

        See the Preliminary Information Statement included as Annex A to this proxy statement for further information regarding adjustments to Tyco equity awards held by employees of Tyco who will become employees of Allied Holdco following the Separation.

Description of Allied Holdco Capital Stock

        The following is a summary of information concerning Allied Holdco's capital stock following the Separation. The summary below does not purport to be a complete statement of the relevant provisions of Allied Holdco's proposed certificate of incorporation or bylaws. The summary is qualified in its entirety by reference to these documents, which you must read for complete information on Allied Holdco's capital stock. Copies of Allied Holdco's proposed certificate of incorporation and bylaws will be included as exhibits to Allied Holdco's Registration Statement on Form 10. You can also find further information regarding Allied Holdco's capital stock and certain provisions of Delaware law under "Description of Our Capital Stock" beginning on page [    •    ] of the Preliminary Information Statement included as Annex A to this proxy statement.

        For further information regarding Allied Holdco's proposed capitalization following the Separation, see "Capitalization" beginning on page 41 of the Preliminary Information Statement included as Annex A to this proxy statement.

Authorized Capital Stock

        Immediately following the Separation, Allied Holdco's authorized capital stock will consist of [    •    ] shares of common stock, par value $0.01 per share, and [    •    ] shares of preferred stock, $[    •    ] par value per share.

Common Stock

        Shares Outstanding.    Immediately following the Separation, the actual number of shares of Allied Holdco common stock outstanding immediately following the Separation will depend on the actual number of Tyco common shares outstanding on the record date for the special dividend. Assuming approximately [    •    ] Tyco common shares are outstanding as of the record date for the special dividend, the number of shares of Allied Holdco shares to be distributed in the special dividend, and the number of shares of Allied Holdco which will be outstanding immediately following the Separation, will be approximately [    •    ].

        Dividends.    Holders of shares of Allied Holdco common stock are entitled to receive dividends when, or if, declared by Allied Holdco's board of directors out of funds legally available for that purpose. Future dividends will be dependent on Allied Holdco's earnings, financial condition, cash flow and business requirements, as determined by Allied Holdco's board of directors.

        Voting Rights.    The holders of Allied Holdco common stock will be entitled to one vote for each share held of record on all matters submitted to a vote of the shareholders.

        Other Rights.    Subject to any preferential liquidation rights of holders of preferred stock that may be outstanding, upon our liquidation, dissolution or winding-up, the holders of Allied Holdco common stock will be entitled to share ratably in Allied Holdco's assets legally available for distribution to its shareholders.

        Fully Paid.    The issued and outstanding shares of Allied Holdco common stock will be fully paid and non-assessable.

        Preemptive Rights.    The holders of Allied Holdco common stock will not have preemptive rights or preferential rights to subscribe for shares of Allied Holdco capital stock.

Preferred Stock

        Allied Holdco's certificate of incorporation will authorize the Allied Holdco board to designate and issue from time to time one or more series of preferred stock without shareholder approval. Allied Holdco's board will be entitled to fix and determine the preferences, limitations and relative rights of each series of preferred stock. Allied Holdco has no present plans to issue any shares of preferred stock.

Comparison of Rights of Current Tyco Shareholders and Allied Holdco Shareholders following the Separation

        The rights of Tyco shareholders are currently governed by the Swiss Code and the articles of association and organizational regulations of Tyco. The right of Allied Holdco shareholders following the Separation will be governed by the General Corporation Law of the State of Delaware, or the "DGCL", and its certificate of incorporation and bylaws, certain provisions of which (in their current proposed form) are summarized elsewhere in this proxy statement. Copies of Allied Holdco's proposed certificate of incorporation and bylaws will be included as exhibits to Allied Holdco's Registration Statement on Form 10. If you are a holder of Tyco common shares on the record date for the special dividend, unless you sell your shares under certain circumstances described under "The Separation—Results of the Separation; Listing of Allied Holdco Common Stock and Trading of Tyco Common Shares" beginning on page 49 of this proxy statement, you will receive shares of Allied Holdco common stock pursuant to the special dividend. Your rights as a shareholder of Allied Holdco will be different than your rights as a shareholder of Tyco.

        This section of the proxy statement describes the material differences between the rights of Tyco shareholders and the rights of Allied Holdco shareholders following the Separation.

        This section does not include a complete description of all differences among the rights of Tyco shareholders and Allied Holdco shareholders, nor does it include a complete description of the specific rights of these shareholders. Furthermore, the identification of some of the differences in the rights of these shareholders as material is not intended to indicate that other differences do not, or may not, exist.

        You are urged to read carefully the relevant provisions of the Swiss Code and the DGCL, as well as the Articles of Association and organizational regulations of Tyco and the proposed certificate of incorporation and bylaws of Allied Holdco. Copies of the Articles of Association and organizational regulations of Tyco are filed as exhibits to the reports of Tyco incorporated by reference in this proxy statement. See "Where You Can Find More Information" beginning on page 85. As noted above, copies of the proposed certificate of incorporation and bylaws of Allied Holdco will be included as exhibits to Allied Holdco's Registration Statement on Form 10.

Tyco	Allied Holdco
Authorized Capital Shares	The registered share capital of Tyco consists of 514,451,151 registered shares with a par value of CHF 7.16 per share as of the date of this proxy statement. The authorized share capital of Tyco consists of 204,491,500 registered shares with a nominal value of CHF 7.16 per share and the conditional share capital consists of a total of 47,929,510 registered shares with a nominal value of CHF 7.16 per share.

Pursuant to Swiss law, dividend payments out of earnings and similar payments are subject to Swiss withholding tax. Dividend payments in the form of a return of capital by reducing the par value are not subject to Swiss withholding tax. As a result, since March 2009, Tyco has made quarterly payments to its shareholders in the form of share capital reductions. This has had the effect of reducing the par value of Tyco's shares from 8.53 Swiss francs per share as of March 17, 2009 to the current par value of [•] Swiss francs per share. Until at least January 1, 2011, Tyco intends to make further payments to shareholders in the form of reductions to registered share capital. After January 1, 2011, Tyco expects to make dividend payments to its shareholders in the form of a reduction in contributed surplus, which, by then, may also be made free of Swiss withholding taxes.	The authorized capital stock of Allied Holdco shall consist of (i) [•] shares of common stock, $0.01 par value per share and (ii) [•] shares of preferred stock, $[•] par value per share.

Under Allied Holdco's certificate of incorporation, Allied Holdco's board of directors has the authority to issue one or more series of preferred stock with designations, voting powers, preferences and rights and any qualifications, restrictions or limitations thereof, as the board of directors may determine.

	Tyco	Allied Holdco
Voting Rights	Under the Tyco articles of association, each holder of a common share shall be entitled to one vote for each common share registered in his or her name in the Tyco share register (Aktienregister).	Each outstanding share of Allied Holdco common stock will be entitled to one vote per share of common stock held of record by such holder and shall be entitled to vote with respect to all matters as to which a shareholder of a Delaware corporation would be entitled to vote, including the election of directors. Currently, there are no classes of shares outstanding other than common stock.
Supermajority Voting
	The Swiss Code and the Tyco articles of association require the affirmative vote of at least two-thirds of the voting rights and a majority of the par value of Tyco common shares, each as represented at a general meeting, to approve the following matters:	[•]

•       the amendment to or modification of Tyco's corporate purpose;

•       the creation of shares with privileged voting rights;

•       the restriction on transferability of shares and any amendment in relation thereto;

•       the restriction on the exercise of the right to vote and any amendment in relation thereto;

•       an authorized or conditional increase in the nominal share capital;

•       an increase in the nominal share capital through the conversion of equity, through a contribution in kind or for an acquisition of assets, or a grant of special privileges;

•       the restriction or withdrawal of preemptive rights;

•       a change in Tyco's registered office;

•       the conversion of registered shares into bearer shares and vice versa; and

•       Tyco's dissolution.

	Tyco	Allied Holdco
The same supermajority voting requirements apply to resolutions in relation to transactions among corporations based on the Merger Act, including a merger, demerger or conversion of a corporation, other than a cash-out or certain squeeze-out mergers, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, where an affirmative vote of 90% of the outstanding common shares is required. The Swiss Code also may impose this supermajority voting requirement in connection with the sale of "all or substantially all of its assets".
Number of Directors
The Tyco articles of association provide that the Tyco board of directors shall consist of no less than two and no more than thirteen members. The shareholders have an exclusive right to change the size of the board of directors by amending the articles of association. Tyco currently has eleven directors.
The DGCL provides that the board of directors of a Delaware corporation must consist of one or more directors as fixed by the corporation's certificate of incorporation or bylaws.

Upon completion of the Separation, Allied Holdco's board of directors will initially consist of [•] members. Allied Holdco's proposed bylaws will allow its board of directors to fix the number of directors but at no time shall there be fewer than [•] or more than [•] directors.
Election of Directors
Under the Tyco articles of association, shareholders elect the directors to succeed those whose terms expire by absolute majority.

For purposes of the foregoing, absolute majority means that the number of shares voted "for" a nominee must exceed the votes cast "against" such nominee plus all blank votes and abstentions.
The DGCL provides that, unless the certificate of incorporation or bylaws provide otherwise, directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote. Allied Holdco's proposed certificate of incorporation and bylaws do not provide otherwise.

	Tyco	Allied Holdco
In any election for the board of directors, in which the number of candidates exceeds the number of board positions available at the time of such election (the number of available positions to be determined by the general meeting of shareholders within the framework of Article 19 of Tyco's articles of association), the members of the board of directors shall be elected by a plurality of votes cast (meaning the candidate with the most votes is elected).
Vacancies on the Board of Directors	Under Swiss law, a shareholder vote is required to fill vacancies on the board of directors.
Under the DGCL, a majority of the directors in office can fill any vacancy or newly created directorship. Allied Holdco's proposed bylaws provide that newly created directorships resulting from any increase in the authorized number of directors or any vacancies occurring on the Allied Holdco board of directors, however caused, may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum, or by a sole remaining director. Each director so chosen will hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which he or she has been elected expires, or in the case of newly created directorships, will hold office until such time as determined by the directors electing such new director.

	Tyco	Allied Holdco
In addition, under the DGCL, if, at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board of directors (as constituted immediately before any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of outstanding shares entitled to vote for such directors, summarily order an election to fill any such vacancy or newly created directorship, or replace the directors chosen by the directors then in office.
Removal of Directors
	Under the Swiss Code, only the shareholders may remove a director, and they may do so with or without cause by resolution of a relative majority (whereby abstentions, broker non-votes, blank and invalid ballots are disregarded for purposes of establishing a majority) at a shareholders' meeting where such removal was properly set on the agenda.	Under the DGCL, a director may be removed with or without cause by the affirmative vote of holders of a majority of the shares then entitled to vote at an election of directors.
Amendment of Charter Documents
	Under the Swiss Code and Tyco's articles of association, only the shareholders, acting at the general shareholders' meeting, have the power to amend the articles of association. A resolution of the general shareholders' meeting passed by at least two thirds of the represented share votes and the absolute majority of the represented shares par value is required to amend those sections of the articles of association pertaining to the share register, the required number of shares for quorum, the number of directors, indemnification of directors, the company purpose, voting of shares, transferability of shares, authorized and conditional share capital, etc. (as listed in Article 17 of Tyco's articles of association). To amend other sections requires passage of a shareholder resolution upon a relative majority of the votes cast.	[•]

	Tyco	Allied Holdco
Amendment to Organizational Regulations or Bylaws	Under the Tyco articles of association, the board of directors may amend the organizational regulations at any time without the approval of the shareholders.	[•]
Special Shareholder Meetings
Under the Tyco articles of association, special general shareholders' meetings may be called by resolution of the shareholders at a general shareholders' meeting, the auditors or the board of directors, or by shareholders with voting power, provided they represent at least 10% of the share capital and submit (a)(1) a request signed by such shareholder(s) that specifies the item(s) to be included on the agenda, (2) the respective proposals of the shareholders and (3) evidence of the required shareholdings recorded in the share register and (b) such other information as would be required to be included in a proxy statement pursuant to the rules of the country where Tyco's shares are primarily listed.
Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the corporation's certificate of incorporation or bylaws.

Allied Holdco's certificate of incorporation and bylaws provide that special meetings of the stockholders may be called at any time by the chief executive officer or by the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors.
Nomination of Directors
Under the Swiss Code, nominations of persons for election to the board of directors may be made at any time prior to, or at, the general shareholders' meeting, provided that the election of directors is a matter that has been included in the agenda.
[•]

	Tyco	Allied Holdco
Shareholder Proposals	Under the articles of association of Tyco, any shareholder may request that an item be included on the agenda for the general meeting, provided that such request is received by Tyco at least 120 calendar days before the first anniversary of the date on which Tyco's proxy statement was released to shareholders in connection with the previous year's annual general shareholders' meeting. Once included on the agenda, under the Swiss Code, no prior notice is required to bring motions related to that item.	Allied Holdco's bylaws provide that in order for a stockholder to nominate a director for election by the stockholders, the stockholder must give timely written notice to the secretary of Allied Holdco. The notice must be mailed by certified mail to the secretary of the corporation and (i) generally in the case of an annual meeting, received not later than [•] days prior to the anniversary of the annual meeting, and (ii) in the case of a special meeting, received not later than the close of business on the [•] day following the day on which written notice of the date of the meeting was mailed or public disclosure of the meeting was made, whichever occurs first.

The notice must set forth all of the following information:

[•]
Limitation of Liability of Directors
Under the Swiss Code, a limitation of directors' liability is not possible. Consequently, Tyco's articles of association and organizational regulations contain no provisions limiting the personal liability of directors except with regard to the transactions between Tyco and interested directors as specified below in "Transactions Involving Officers and Directors."
Allied Holdco's certificate of incorporation provide that no director will be personally liable to Allied Holdco or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to Allied Holdco or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived any improper personal benefits.

Tyco	Allied Holdco
Indemnification of Directors and Officers	The Tyco articles of association provide that Tyco shall indemnify any current or former director or officer or person serving as a director or officer at the request of Tyco to the fullest extent of the law against any expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including proceedings by or in the right of Tyco, to which he or she was, is, or is threatened to be made a party, or is otherwise involved, by reason of the fact that he or she is or was a director or officer; provided, however, that Tyco shall not indemnify any such person against any liability arising out of (a) any fraud or dishonesty in the performance of their duty to Tyco, or (b) such person's conscious, intentional or willful or grossly negligent breach of the obligation to act honestly and in good faith with a view to the best interests of Tyco. Notwithstanding the preceding sentence, Tyco shall not indemnify any person holding the office of auditor or special auditor in relation to Tyco.	The DGCL also permits a corporation to indemnify any person who is made a party to any third-party action, suit or proceeding on account of being a current or former director, officer, employee or agent of the corporation (or serving or having served at the request of the corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise) against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of a derivative action or suit, except that no indemnification may be made in respect of any claim, issue or matter as to which the person is adjudged to be liable to the corporation unless the Delaware Court of Chancery or the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses which the court deems to be proper.

To the extent that a current or former director or officer is successful on the merits or otherwise in the defense of such an action, suit or proceeding, the corporation is required by the DGCL to indemnify such person for expenses actually and reasonably incurred thereby.

Tyco	Allied Holdco
Allied Holdco's bylaws require Allied Holdco to indemnify, to the fullest extent currently or subsequently permitted by DGCL, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of Allied Holdco, or is or was serving or has agreed to serve at the request of Allied Holdco as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to be taken or omitted in such capacity, and may to the same extent indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of Allied Holdco, or is or was serving or has agreed to serve at the request of Allied Holdco as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with such action, suit or proceeding or any appeal therefrom.

Allied Holdco's bylaws also provide that reasonable expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding will be paid by Allied Holdco in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that he is not entitled to be indemnified by Allied Holdco.

	Tyco	Allied Holdco
Preemptive Rights	Under the Swiss Code, Tyco shareholders are generally entitled to preemptive rights in relation to new shares or rights in proportion to the par value that the new shares bear to the par value of shares outstanding before a new issuance. These preemptive rights, however, are limited under the Swiss Code and Tyco's articles of association. Under Tyco's articles of association, shareholders, with the affirmative vote of shareholders holding two-thirds of the voting rights and a majority of the par value of the shares, each as represented at the general shareholders' meeting, may withdraw or limit the preemptive rights for valid reasons, such as a merger or acquisition. In addition, a general shareholders' meeting that approves the creation of authorized or conditional share capital thereby may delegate the decision whether to withdraw or limit the preemptive or advance subscription rights for valid reasons to the board of directors.	Under the DGCL, stockholders of a corporation do not have preemptive rights to subscribe to an additional issue of stock or to any security convertible into such stock, unless such right is expressly included in the certificate of incorporation. Allied Holdco's certificate of incorporation does not provide for any such preemptive rights.
Dividends
Under the Swiss Code and the Tyco articles of association, Tyco shareholders are entitled to receive, from funds legally available for the payment thereof, pro rata dividends as and when declared. Under Swiss law, dividends may be paid out only if a corporation has sufficient distributable profits from the previous fiscal year or if a corporation has freely distributable reserves, which may include contributed surplus.

The DGCL generally provides that, subject to certain restrictions, the directors of every corporation may declare and pay dividends upon the shares of its capital stock either out of its surplus or, in case there is no such surplus, out of its net profits for the fiscal year in which the dividend is declared and the preceding fiscal year.

Under the Swiss Code and Tyco's articles of association, the board of directors may propose to shareholders that a dividend be paid but cannot itself authorize the dividend. The affirmative vote of shareholders holding a majority of shares represented at a general meeting must approve distributions of dividends.

	Tyco	Allied Holdco
Under the Swiss Code, dividend payments out of earnings and similar payments are subject to Swiss withholding tax. Dividend payments in the form of a return of capital by reducing the par value are not subject to Swiss withholding tax. As a result, since March 2009, Tyco has made quarterly payments to its shareholders in the form of share capital reductions. This has had the effect of reducing the par value of Tyco's shares from CHF 8.53 per share as of March 17, 2009 to the current par value of CHF 7.16 per share. Tyco intends to make payments through February 2011 in the form of a reduction to registered share capital to CHF 6.70 in March 2011. Thereafter, Tyco expects to make dividend payments to its shareholders in the form of dividends out of contributed surplus, which are also expected to be made free of Swiss withholding taxes.
Mergers and Consolidations, Generally
Business combinations and other such transactions that are binding on all shareholders of Tyco are governed by Switzerland's Merger Act. As described above under "Supermajority Voting," a statutory merger or demerger requires that at least two-thirds of the shares and a majority of the par value of the shares, each as represented at the general shareholders' meeting, vote in favor of the transaction.
Under the DGCL, the board of directors and the holders of a majority of the shares entitled to vote must approve a merger, consolidation or sale of all or substantially all of a corporation's assets. However, unless the corporation provides otherwise in its certificate of incorporation, no stockholder vote of a constituent corporation surviving a merger is required if:
• the merger agreement does not amend the constituent corporation's articles or certificate of incorporation;
• each share of stock of the constituent corporation outstanding before the merger is an identical outstanding or treasury share of the surviving corporation after the merger; and

	Tyco	Allied Holdco

•       either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Restrictions on Business Combinations with Interested Shareholders
Under the Swiss Code, there generally is no prohibition of business combinations with interested shareholders. However, the Tyco articles of association authorize the board of directors to issues shares out of authorized share capital without shareholder approval and without regard for shareholders' preemptive rights if (i) a shareholder or group of shareholders acting in concert acquires in excess of 15% of the
Section 203 of the DGCL generally prohibits "business combinations," including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an interested stockholder who beneficially owns 15% or more of a corporation's voting stock, within three years after the person or entity becomes an interested stockholder, unless:
share capital recorded in the commercial register and (ii) such shareholders or group of shareholders has not submitted a takeover proposal to the other shareholders that is recommended by the board of directors or for the purpose of the defense of an actual, threatened or potential takeover bid, in relation to which the board of directors, upon consultation with an independent financial adviser, has not recommended acceptance to the shareholders. In addition, the Tyco articles of association limit the number of shares that may be voted by a single shareholder or group of shareholders acting together to 15% of the registered share capital.

•       the board of directors of the target corporation has approved, before the acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder;

Tyco	Allied Holdco

•       upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the corporation's voting stock (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer); or

•       after the person or entity becomes an interested stockholder, the business combination is approved by the board of directors and authorized by the vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

These restrictions on interested stockholders do not apply under some circumstances, including if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by the Delaware statute regulating business combinations, or if the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions of the DGCL (and such amendment is duly approved by the stockholders entitled to vote thereon).
Section 203 of the DGCL is applicable to Allied Holdco.

	Tyco	Allied Holdco
Appraisal Rights	For business combinations effected in the form of a statutory merger or de-merger, Switzerland's Merger Act provides that, if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request the competent court to determine a reasonable amount of compensation.	Under the DGCL, a stockholder of a Delaware corporation is generally entitled to demand appraisal of the fair value of his or her shares in the event the corporation is a party to a merger or consolidation, subject to specified exceptions. The DGCL does not confer appraisal rights, however, if the corporation's stock is either (a) listed on a national securities exchange or (b) held of record by more than 2,000 holders.

Even if a corporation's stock meets the foregoing requirements, the DGCL provides that appraisal rights generally will be permitted if stockholders of the corporation are required to accept for their stock in any merger, consolidation or similar transaction anything other than (a) shares of the corporation surviving or resulting from the transaction, or those shares plus cash in lieu of fractional interests, (b) shares of any other corporation, or those shares plus cash in lieu of fractional interests, unless those shares are listed on a national securities exchange or held of record by more than 2,000 holders or (c) any combination of the foregoing.

	Tyco	Allied Holdco
Transactions Involving Officers and Directors	Under the Tyco articles of association, so long as a director declares the nature of his or her interest in relation to any contract, transaction or arrangement at the necessary time and a majority of the disinterested members of the board of directors approves and/or authorizes the contract, transaction or arrangement, a director or officer shall not by reason of his or her office be accountable to Tyco for any benefit that the director derives from any office or employment to which the articles of association allow him or her to be appointed or from any transaction or arrangement in which the articles of association allow the director to be interested, and no such contract, transaction or arrangement shall be void or voidable on the ground of any such interest or benefit.	Section 143 of the DGCL provides that a corporation may lend money to, or guarantee any obligation incurred by, its officers or directors if, in the judgment of the board of directors, the loan or guarantee may reasonably be expected to benefit the corporation. Section 144 of the DGCL provides that any other contract or transaction between the corporation and one or more of its directors or officers is neither void nor voidable solely because the interested director or officer was present, participates or votes at the board or board committee meeting that authorizes the contract or transaction, if either: (i) the director's or officer's interest is made known to the disinterested directors or the stockholders of the corporation, who thereafter approve the transaction in good faith; or (ii) the contract or transaction is fair to the corporation as of the time it is approved or ratified by either the board of directors, a committee thereof, or the stockholders.
Preferred Shares
"Blank check" preferred stock, which generally allows a company's board of directors to determine the preferences, limitations and relative rights of an unissued class of preferred stock, is not a recognized concept under Swiss law. Therefore, Tyco's board of directors may create shares with a liquidation preference or dividend preference only upon the approval of a majority of the voting rights represented at a general meeting. Similarly, the Tyco board of directors may only create shares with preferential voting rights with the approval of at least two-thirds of the voting rights and a majority of the par value of the shares represented at a general shareholders' meeting. To date, no such shares have been created.
Delaware law allows for "blank check" preferred stock, which generally allows a company's board of directors to create a new class of preferred stock and determine the preferences, limitations and relative rights of that class of preferred stock without shareholder approval. Allied Holdco's certificate of incorporation permits the creation of "blank check" preferred stock.

 PROPOSAL 1—APPROVAL OF THE TYCO FINANCIAL STATEMENTS

        Tyco's consolidated financial statements for the year ended September 24, 2010 and the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations for Tyco's business) for the year ended September 24, 2010.

        Prior to the date of mailing of this proxy statement, Deloitte AG (Zürich), as Tyco's statutory auditor, will have issued an unqualified recommendation to the Special General Meeting that Tyco International Ltd's parent company financial statements be approved. As Tyco's statutory auditor, Deloitte AG (Zürich) will have expressed its opinion that the financial statements for the period ended September 24, 2010 comply with Swiss law and Tyco's Articles of Association.

        Deloitte AG (Zürich) will have also issued a recommendation to the Special General Meeting that Tyco's consolidated financial statements be approved. As Tyco's statutory auditor, Deloitte AG (Zürich) has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of Tyco International Ltd., the results of operations and the cash flows in accordance with accounting principles generally accepted in the United States of America (US GAAP) and comply with Swiss law.

        Representatives of Deloitte AG (Zürich), will attend the Special General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting.

        Under Swiss law, the parent company financial statements of Tyco International Ltd. and consolidated financial statements for the year ended September 24, 2010 must be submitted to shareholders for approval as part of the process to authorize the special dividend that is the subject of Proposal 2(b) described below.

        The Board recommends that the shareholders vote FOR approval of the Company's consolidated financial statements for the year ended September 24, 2010 and the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations for Tyco's business) for the year ended September 24, 2010.

 PROPOSAL 2—ALLOCATION OF FISCAL YEAR 2010 RESULTS, APPROVAL OF A SPECIAL DIVIDEND IN KIND

Proposal 2(a)—Allocation of Fiscal Year 2010 Results

        The Board of Directors proposes that the Company's net income for fiscal 2010 as shown below be used to reduce the Company's allocated losses in its statutory accounts. The Company's net income for fiscal 2010 will increase total shareholders' equity in the Company's statutory accounts by an amount corresponding to the reduction in the allocated losses. The following table shows the appropriation of net income in Swiss francs and U.S. dollars (converted from Swiss francs as of September 24, 2010) as proposed by the Board:

	Swiss francs	U.S. dollars
	(in millions)	(in millions)
Net income	CHF [•]	$	[•]
Accumulated loss, beginning of period	[•]		[•]
Accumulated loss, carried forward	CHF [•]	$	[•]

        The Board of Directors proposes that the Company's net income of CHF [    •    ] be used to reduce accumulated loss in accordance with the table above. Under Swiss law, the allocation of the Company's balance sheet results is customarily submitted to shareholders for resolution at each annual general meeting but is being included in this Special General Meeting as it is a precondition to completion of the Separation.

        The Board recommends that the shareholders vote FOR using fiscal 2010 net income to reduce the Company's accumulated loss.

Proposal 2(b)—Approval of a Special Dividend in the Form of Shares of Allied Holdco Common Stock

        The Board of Directors proposes the distribution to the Company's shareholders, based on a distribution ratio of one share of Allied Holdco common stock for every [    •    ] Tyco common shares outstanding as of the record date for the special dividend (which record date is expected to be established by the Board of Directors shortly following the Special General Meeting), of 100% of the outstanding shares of common stock of Allied Holdings US, Inc., with principal executive offices in Harvey, Illinois, to be made in the form a special dividend in kind out of the equity position of "contributed surplus". The deduction to the Company's contributed surplus shall be determined by multiplying the number of Allied Holdco shares distributed in the special dividend by the "when-issued" trading price of Allied Holdco common stock at the close of trading on the last trading day prior to payment of the special dividend, subject to an aggregate cap of CHF [    •    ].

        Payment of the special dividend shall be subject to the satisfaction prior to September 30, 2011 of the following conditions:

  •
  the U.S. Securities and Exchange Commission, or "SEC", shall have declared effective Allied Holdco's Registration Statement on Form 10, including the information statement contained therein, under the Securities Exchange Act of 1934, as amended, or "Exchange Act", and no stop order suspending the effectiveness of the Registration Statement shall be in effect;

  •
  Allied Holdco's common stock shall have been accepted for listing on the New York Stock Exchange, subject to official notice of issuance;

  •
  the Company shall have received a private letter ruling from the Internal Revenue Service substantially to the effect that, for U.S. federal income tax purposes, except for cash received in lieu of fractional shares of Allied Holdco common stock, (i) the Separation will qualify as tax-free under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) certain internal transactions undertaken in anticipation of the Separation will qualify for favorable treatment under the Code; and such conclusions (and the assumptions upon which such conclusions are based) shall still be valid and in effect as of immediately prior to the distribution of Allied Holdco common stock;

  •
  the Company shall have received a ruling from the Swiss Federal Tax Administration regarding the Swiss withholding tax consequences of the distribution of shares of Allied Holdco common stock to Company shareholders substantially to the effect that such distribution, including cash received in lieu of fractional shares of Allied Holdco common stock, is not subject to Swiss withholding tax and such qualification is still applicable at the time of the distribution;

  •
  all permits, registrations and consents required under the securities or blue sky laws in connection with the Separation and all other material governmental approvals and other consents necessary to consummate the Separation shall have been received; and

  •
  no order, injunction or decree issued by any governmental authority of competent jurisdiction or other legal restraint or prohibition preventing consummation of the distribution shall be in effect, and no other event outside the control of the Company shall have occurred or failed to occur that prevents the consummation of the Separation.

        No fractional shares of Allied Holdco will be distributed in the special dividend. Instead, a distribution agent will aggregate all fractional shares into whole shares and sell the whole shares in the open market at prevailing market prices. The distribution agent will then distribute the aggregate cash proceeds of the sales, net of brokerage fees and other costs, pro rata to each Company shareholder who would otherwise have been entitled to receive a fractional share in the special dividend.

        Approval of the special dividend shall not limit the ability of shareholders to approve one or more additional dividends at subsequent shareholder meetings, including approval of an ordinary dividend at the annual general meeting of shareholders.

        The Board recommends that the shareholders vote FOR the approval of the distribution of shares of Allied Holdco common stock, to be made in the form of a special dividend out of "contributed surplus".

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of common stock beneficially owned as of August 31, 2010 by each current Director, nominee for Director, executive officer named in the Summary Compensation Table under "Executive Officer Compensation" and the Directors and executive officers of the Company as a group.

Beneficial Owner	Title	Number of Common Shares Beneficially Owned(1)		Percentage of Class
Edward D. Breen	Chairman and Chief Executive Officer	4,310,505	(2)(3)(5)	*
Christopher J. Coughlin	Executive Vice President and Chief Financial Officer	643,797	(3)(6)	*
Michael E. Daniels	Director	0
Timothy M. Donahue	Director	7,265	(2)(4)	*
Brian Duperreault	Director	19,177	(2)(4)	*
John E. Evard	Senior Vice President, Tax	260,378	(3)	*
Bruce S. Gordon	Lead Director	26,816	(2)(3)(4)	*
Rajiv L. Gupta	Director	16,785	(2)(4)	*
Naren K. Gursahaney	President, ADT Worldwide	433,281	(3)	*
John A. Krol	Director	29,788	(2)(3)(4)	*
George Oliver	President, Tyco Safety Products	249,467	(3)	*
Brendan R. O'Neill	Director	26,316	(2)(3)(4)	*
William S. Stavropoulos	Director	10,609	(2)(4)	*
Sandra S. Wijnberg	Director	26,316	(2)(3)(4)	*
R. David Yost	Director	14,911		*
All current Directors and executive officers as a group (21 persons)		7,103,133		1.4

*
Less than 1.0%

(1)
The number shown reflects the number of common shares owned beneficially as of August 31, 2010, based on information furnished by the persons named, public filings and Tyco's records. A person is deemed to be a beneficial owner of common shares if he or she, either alone or with others, has the power to vote or to dispose of those common shares. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment authority with respect to the shares listed. To the extent indicated in the notes below, common shares beneficially owned by a person include common shares of which the person has the right to acquire beneficial ownership within 60 days after August 31, 2010. All current Directors and executive officers, as a group, were beneficial owners of approximately 1.4% of the outstanding common shares as of August 31, 2010. There were 491,130,250 Tyco common shares outstanding on such date (excluding shares held directly or indirectly in treasury).

(2)
Includes vested DSUs as follows: Mr. Breen, 950,972; Mr. Donahue, 5,446; Mr. Duperreault, 16,887; Mr. Gordon, 19,523; Mr. Gupta, 13,966; Mr. Krol, 19,523; Dr. O'Neill, 19,523; Dr. Stavropoulos, 8,040; and Ms. Wijnberg, 19,523. Distribution of the DSUs will occur upon (i) the termination of the individual from the Company or the Company's Board (other than for cause) or (ii) a change in control of the Company. Upon such termination or change in control, as the case may be, the Company will issue the number of Tyco common shares equal to the aggregate number of vested DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(3)
Includes the maximum number of shares for which these individuals can acquire beneficial ownership upon the exercise of stock options that are currently vested or will vest before October 30, 2010 as follows: Mr. Breen, 3,159,429; Mr. Coughlin, 530,828; Mr. Evard, 257,381; Mr. Gordon, 4,974; Mr. Gursahaney, 396,632; Mr. Krol, 5,996; Mr. Oliver, 204,647; Dr. O'Neill, 4,974; and Ms. Wijnberg, 4.974.

(4)
Includes the maximum number of shares for which these individuals can acquire beneficial ownership upon the vesting of restricted stock units that are currently scheduled to vest before October 30, 2010, as follows: Mr. Donahue, 1,819; Mr. Duperreault, 1,819; Mr. Gordon, 1,819; Mr. Gupta, 1,819; Mr. Krol, 1,819; Dr. O'Neill, 1819; Dr. Stavropoulos, 1819; and Ms. Wijnberg, 1819.

(5)
Includes 60,848 shares held in the Edward D. Breen 2008-1 Trust and 28, 450 shares held in the Edward D. Breen 2010-1 Trust.

(6)
Includes 36,000 options held in the Christopher J. Coughlin 2008 Equity Trust

        The following table sets forth the information indicated for persons or groups known to the Company to be beneficial owners of more than 5% of the outstanding common shares.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percentage of Common Stock Outstanding on August 31, 2010
Capital World Investors 333 South Hope Street Los Angeles, CA 90071	38,232,750	(1)	7.8%
Dodge & Cox 555 California Street, 40th floor San Francisco, CA 94104	26,269,716	(2)	5.4%

(1)
The amount shown for the number of common shares over which Capital World Investors exercised investment discretion was provided pursuant to the Schedule 13G/A dated February 10, 2010 that it filed with the SEC, indicating beneficial ownership as of December 31, 2009.

(1)
The amount shown for the number of common shares over which Dodge & Cox exercised investment discretion was provided pursuant to the Schedule 13G dated February 12, 2010 that it filed with the SEC, indicating beneficial ownership as of December 31, 2009.

 FUTURE STOCKHOLDER PROPOSALS

        In accordance with the rules established by the SEC, as well as under the provisions of Tyco's Articles of Association, any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, intended for inclusion in the proxy statement for next year's annual general meeting of shareholders must have been received by Tyco no later than [    •    ], [    •    ]. Such proposals should be sent to Tyco's Secretary at our registered address, Freier Platz 10, CH-8200 Schaffhausen, Switzerland. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Articles of Association, and must be a proper subject for shareholder action under Swiss law.

        A shareholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with U.S. federal proxy rules, Swiss law and other legal requirements, without seeking to have the proposal included in Tyco's proxy statement pursuant to Rule 14a-8 under the Exchange Act. Under Rule 14a-4 under the Exchange Act, proxies may be voted on matters properly brought before a meeting under these procedures in the discretion of the Chairman without additional proxy statement disclosure about the matter unless Tyco is notified about the matter at least 45 days before the first anniversary of the date on which this proxy statement is first mailed to shareholders and the proponents otherwise satisfy the requirements of Rule 14a-4. The deadline under Rule 14a-4 for next year's meeting is [    •    ], [    •    ].

        New proposals or motions with regard to existing agenda items are not subject to such restrictions and can be made at the meeting by each shareholder attending or represented.

 WHERE YOU CAN FIND MORE INFORMATION

        Tyco files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy this information at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also inspect reports, proxy statements and other information about Tyco at the offices of the NYSE, 20 Broad Street, New York, New York 10005. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services. The SEC also maintains an internet website that contains reports, proxy statements and other information about issuers, like Tyco, who file electronically with the SEC. The address of the site is www.sec.gov. The reports and other information filed by Tyco with the SEC are also available at Tyco's website at http://investors.tyco.com. The web addresses of the SEC and Tyco have been included as inactive textual references only. Except as specifically incorporated by reference into this proxy statement, information on those web sites is not part of this proxy statement.

Incorporation by Reference

        The SEC allows Tyco to incorporate by reference information into this proxy statement. This means that Tyco can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is included directly in this proxy statement.

        This proxy statement incorporates by reference the documents listed below that Tyco previously filed with the SEC. They contain important information about Tyco and its financial condition.

  •
  Annual Report on Form 10-K for the year ended September 25, 2009, filed on November 17, 2009

  •
  Quarterly Report on Form 10-Q for the quarterly period ended December 25, 2009, filed on January 28, 2010

  •
  Quarterly Report on Form 10-Q for the quarterly period ended March 26, 2010, filed on April 27, 2010

  •
  Quarterly Report on Form 10-Q for the quarterly period ended June 25, 2010, filed on July 29, 2010

  •
  Current Reports on Form 8-K filed on November 19, 2009, December 15, 2009, January 19, 2010, February 9, 2010, March 1, 2010, March 5, 2010, March 11, 2010, March 12, 2010, March 22, 2010, April 27, 2010, April 28, 2010, May 3, 2010, May 4, 2010, May 5, 2010, May 10, 2010, May 14, 2010, May 28, 2010, July 29, 2010, August 17, 2010 and September 14, 2010

  •
  Proxy Statement on Schedule 14A, filed on January 15, 2010

  •
  The description of Tyco common shares set forth in a Amendment No. 1 to Form S-3 filed on May 1, 2009

        During the first quarter of fiscal 2010 Tyco realigned certain business operations. The effects of recasting Tyco's segment disclosures for such business operation realignments individually or in the aggregate are not material to previously issued annual and interim financial statements. As a result, certain disclosures included in Tyco's previously issued Annual Report on Form 10-K for the fiscal year ended September 25, 2009, specifically those disclosures included in Item 1. Business, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 8.

Financial Statements and Supplementary Data have not been recast to reflect such business operation realignments. Tyco will recast its previously issued annual and interim segment disclosures on a prospective basis.

        In addition, as discussed in this proxy statement under the heading, "Selected Consolidated Historical Financial Information of Tyco", in its first fiscal quarter of 2010, Tyco adopted the authoritative guidance for noncontrolling interests and for determining whether instruments granted in share-based payment transactions are participating securities. The effects of retrospectively adopting both of these authoritative guidance pronouncements were not material to previously issued financial statements, and, as a result, previously issued financial statements have not been recast. Tyco will recast the amounts affected by these guidance pronouncements in its previously issued annual and interim financial statements on a prospective basis.

        Also, as disclosed in Tyco's Quarterly Report on Form 10-Q for the quarterly period ended December 25, 2009, effective September 26, 2009 revenue related to the sale of electronic tags and labels utilized in retailer anti-theft systems is now classified as revenue from product sales. In reporting periods prior to the first quarter of Tyco's fiscal 2010, revenue related to the sale of electronic tags and labels utilized in retailer anti-theft systems was misclassified as service revenue. The item relates solely to Tyco's ADT Worldwide segment and had no effect on net revenue, operating (loss) income, net (loss) income and cash flows. No changes have been made to previously filed financial statements, as the effect in prior periods is not material. For fiscal years 2009, 2008 and 2007, the impact of the misclassification would be to decrease service revenue by $286 million, $364 million and $384 million, respectively, with corresponding increases to revenue from product sales.

        In addition, Tyco also incorporates by reference additional documents that Tyco files with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, between the date of this proxy statement and the date of the Special General Meeting. These documents include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements. To the extent that any information contained in any such Current Report on Form 8-K, or any exhibit thereto, was furnished, rather than filed, with the SEC, such information or exhibit is specifically not incorporated by reference into this proxy statement.

        Documents incorporated by reference are available from Tyco without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this proxy statement. You can obtain documents incorporated by reference into this document by requesting them in writing or by telephone from Tyco at the following address:

Tyco International Ltd.
Freier Platz 10
CH-8200 Schaffhausen, Switzerland
Attn: Investor Relations
Tel: +41 52 633 02 44

        Tyco shareholders requesting documents should do so by [    •    ], 2010 to receive them before the Special General Meeting. If you request any document incorporated by reference into this proxy statement from Tyco, Tyco will mail them to you by first class mail, or another equally prompt means, within one business day after it receives your request.

        Tyco has not authorized anyone to give any information or make any representation about the Separation, Tyco, Allied Holdco or the Electrical and Metal Products business that is different from, or in addition to, that contained in this proxy statement or in any of the materials that have been incorporated by reference into this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

ANNEX A

ALLIED HOLDCO PRELIMINARY INFORMATION STATEMENT

[To be included by an amended filing of this proxy statement]

ANNEX B

OPINION OF DUFF & PHELPS

[To be included by an amended filing of this proxy statement]

ANNEX C

CONSOLIDATED FINANCIAL STATEMENTS OF TYCO INTERNATIONAL LTD.
FOR THE FISCAL YEAR ENDED SEPTEMBER 24, 2010

[To be included by an amended filing of this proxy statement]

ANNEX D

PARENT COMPANY FINANCIAL STATEMENTS OF TYCO INTERNATIONAL LTD.
FOR THE FISCAL YEAR ENDED SEPTEMBER 24, 2010

[To be included by an amended filing of this proxy statement]

QuickLinks

REFERENCE TO ADDITIONAL INFORMATION
TYCO INTERNATIONAL LTD. NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON [ • ], [ • ]
TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE SEPARATION AND THE SPECIAL GENERAL MEETING
SUMMARY OF THE SEPARATION
SELECTED HISTORICAL COMBINED FINANCIAL DATA FOR THE ELECTRICAL AND METAL PRODUCTS BUSINESS
SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF TYCO
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF TYCO
TYCO INTERNATIONAL LTD. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) For The Nine Months Ended June 25, 2010 (dollars in millions, except per share data)
TYCO INTERNATIONAL LTD. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) For The Nine Months Ended June 26, 2009 (dollars in millions, except per share data)
TYCO INTERNATIONAL LTD. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) For The Fiscal Year Ended September 25, 2009 (dollars in millions, except per share data)
TYCO INTERNATIONAL LTD. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) For The Fiscal Year Ended September 26, 2008 (dollars in millions, except per share data)
TYCO INTERNATIONAL LTD. PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) For The Fiscal Year Ended September 28, 2007 (dollars in millions, except per share data)
TYCO INTERNATIONAL LTD. PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED) As of June 25, 2010 (dollars in millions)
TYCO INTERNATIONAL LTD. NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
HISTORICAL AND PRO FORMA PER SHARE DATA
RISK FACTORS
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
THE SPECIAL GENERAL MEETING
THE SEPARATION
PROPOSAL 1—APPROVAL OF THE TYCO FINANCIAL STATEMENTS
PROPOSAL 2—ALLOCATION OF FISCAL YEAR 2010 RESULTS, APPROVAL OF A SPECIAL DIVIDEND IN KIND
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
FUTURE STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND MORE INFORMATION
ANNEX A
ALLIED HOLDCO PRELIMINARY INFORMATION STATEMENT
ANNEX B
OPINION OF DUFF & PHELPS
[To be included by an amended filing of this proxy statement]
ANNEX C
CONSOLIDATED FINANCIAL STATEMENTS OF TYCO INTERNATIONAL LTD. FOR THE FISCAL YEAR ENDED SEPTEMBER 24, 2010
[To be included by an amended filing of this proxy statement]
ANNEX D
PARENT COMPANY FINANCIAL STATEMENTS OF TYCO INTERNATIONAL LTD. FOR THE FISCAL YEAR ENDED SEPTEMBER 24, 2010
[To be included by an amended filing of this proxy statement]